Exhibit 10.13

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***]. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

COLLABORATION AGREEMENT

between

REATA PHARMACEUTICALS, INC.

and

ABBOTT PHARMACEUTICALS PR LTD.

Dated as of December 9, 2011

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

v

ARTICLE 5	PRODUCT DEVELOPMENT	69

5.1	General	69
5.2	Formation of JDC and JMC	69
5.3	Elements of Product Development Program	69
5.4	Opt-Out After Designation of Product Candidate and Selection of Indication for Development	69
5.5	Joint Product Development	70
5.6	Unilateral Product Development	78
5.7	Development of a Product Candidate in Additional Indication(s)	88
5.8	Unilateral Development of Any Additional Product Candidate for an Active Indication	91
5.9	Development Records and Reports	91
5.10	Unilateral Acquired AIMs	92

ARTICLE 6	REGULATORY MATTERS	92

6.1	Regulatory Filings and Approvals	92
6.2	Regulatory Costs	94
6.3	Data Sharing	95
6.4	Product Withdrawals and Recalls	95
6.5	Pharmacovigilance	96
6.6	Standards of Conduct	96

ARTICLE 7	COMMERCIALIZATION OF JOINT PRODUCTS	96

7.1	Commercialization of Joint Products in a Commercialization Territory	96
7.2	Commercial Summit Meeting	96
7.3	Determination of LCP and SCP	97
7.4	Commercialization Plan	99
7.5	Commercial Readiness	101
7.6	Role of the Lead Commercialization Party	102
7.7	Co-Promotion by the SCP	103
7.8	PDE Shortfalls	105
7.9	Trademarks and Markings	106
7.10	Commercialization Reports	106
7.11	Commercialization Standards of Conduct	106

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

ARTICLE 8	COMMERCIALIZATION OF UNILATERAL PRODUCTS	107

8.1	Rights of Unilateral Party	107
8.2	Commercialization Plans	107
8.3	Where Unilateral Product is also a Joint Product	107
8.4	Sales and Distribution	108
8.5	Compliance with Applicable Law	108

ARTICLE 9	MANUFACTURE AND SUPPLY	108

9.1	Supply for the Research Collaboration and Development Programs	108
9.2	Manufacturing Plan for Joint Products	109
9.3	Supply of Unilateral Products	109
9.4	Technology Transfer	110
9.5	Launch Product Volume; Product Supply Volume; Supply	112
9.6	Manufacturing Standards of Conduct	112
9.7	Subcontracting	112
9.8	Manufacturing Records and Reports	112

ARTICLE 10	LICENSES AND EXCLUSIVITY	113

10.1	License Grants	113
10.2	Sublicenses and Subcontracting	115
10.3	Negative Covenant	116
10.4	No Implied Licenses	117
10.5	Access to Regulatory Documentation and Cooperation	117
10.6	Exclusivity	117

ARTICLE 11	FINANCIALS	118

11.1	Upfront Amount	118
11.2	Development Costs	118
11.3	Profit Sharing for Joint Products in the Profit Share Region	119
11.4	Royalties	121
11.5	Mode of Payment	123
11.6	Taxes	123
11.7	Interest on Late Payments	125

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

11.8	Financial Records	125
11.9	Audit	125
11.10	Audit Dispute	125
11.11	Confidentiality	126
11.12	Diagnostic or Veterinary Products	126

ARTICLE 12	INTELLECTUAL PROPERTY	126

12.1	Ownership of Inventions	126
12.2	Maintenance and Prosecution of Patents	128
12.3	Enforcement of Patents	132
12.4	Infringement Claims by Third Parties	134
12.5	Defense of Collaboration Patents	136
12.6	Third Party Licenses	136
12.7	Patent Marking	137
12.8	Personnel Obligations	138
12.9	Trademarks, Corporate Logos and other Intellectual Property Rights	138

ARTICLE 13	REPRESENTATIONS AND WARRANTIES; COVENANTS	140

13.1	Mutual Representations and Warranties	140
13.2	Additional Representations of Reata	141
13.3	DISCLAIMER OF WARRANTIES	145

ARTICLE 14	INDEMNIFICATION	145

14.1	Indemnification by Reata	145
14.2	Indemnification by Abbott	146
14.3	Certain Losses	146
14.4	Notice of Claim	147
14.5	Control of Defense	147
14.6	Special, Indirect, Consequential and Other Losses	148
14.7	Insurance	149

ARTICLE 15	CONFIDENTIALITY	149

15.1	Confidentiality Obligations	149
15.2	Permitted Disclosures	150
15.3	Use of Name	151
15.4	Public Announcements	151
15.5	Publications	152

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

ARTICLE 16	TERM AND BREACH	153

16.1	Term	153
16.2	Termination by Mutual Agreement	153
16.3	Rights in Bankruptcy	153
16.4	Material Breach	153
16.5	Remedies Other Than Termination	154

ARTICLE 17	MISCELLANEOUS	154

17.1	Force Majeure	154
17.2	Export Control	155
17.3	Assignment	155
17.4	Severability	156
17.5	Governing Law; Service	157
17.6	Dispute Resolution	157
17.7	Notices	159
17.8	Change of Control	160
17.9	Entire Agreement	164
17.10	English Language	164
17.11	Equitable Relief	164
17.12	Waiver and Non-Exclusion of Remedies	165
17.13	No Benefit to Third Parties	165
17.14	Further Assurance	165
17.15	Relationship of the Parties	165
17.16	Counterparts; Facsimile Execution	165
17.17	References	166
17.18	Construction	166

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (this “Agreement”) is entered into as of December 9, 2011 (the “Effective Date”) by and between REATA PHARMACEUTICALS, INC., a Delaware corporation having its principal place of business at 2801 Gateway Drive, Suite 150, Irving, Texas 75063 (“Reata”), and ABBOTT PHARMACEUTICALS PR LTD., a Bermuda corporation having its principal place of business at 2 KM 58.2, Cruce Davila, Barceloneta 00617, Puerto Rico (“Abbott”). Reata and Abbott are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

BACKGROUND

Abbott, together with its Affiliates (as defined herein), is a global pharmaceutical company with expertise in the development, manufacture and commercialization of human therapeutic products.

Reata is a biotechnology company with expertise and experience in the identification and development of product candidates containing Targeted AIMs (as defined herein) for use in multiple indications, and that controls intellectual property rights with respect to such Targeted AIMs.

Reata and Abbott are parties to a License Agreement, dated as of September 21, 2010 (the “Bardoxolone License Agreement”), under which Abbott obtained the right to develop and commercialize one of such Targeted AIMs, bardoxolone methyl, and certain back-up and follow-on compounds thereof, for use in the Previously Licensed Field (as defined herein) in certain countries and territories outside the U.S.

Abbott and Reata now desire to collaborate to establish a broad, worldwide, strategic collaboration for the joint research, development and, if successful, regulatory approval and commercialization of Targeted AIMs in fields of use other than in the Previously Licensed Field, under terms and conditions set forth herein.

Abbott and Reata intend that their collaboration hereunder will utilize Abbott’s position as a large, multi-national pharmaceutical company and Reata’s experience and expertise in discovery and development of Targeted AIMs while taking into account the Parties’ respective current and future aspirations, including Reata’s strategic goal to further develop its global clinical development and commercial capabilities.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

ARTICLE 1

DEFINITIONS

1.1 “Abbott Excluded AIM” means any Targeted AIM (a) that is acquired (or rights to which are acquired) by Abbott or any of its Affiliates from a Third Party after the Effective Date and that has not been clinically developed or commercialized in the New Collaboration Field as of the time of such acquisition or (b) that is owned by an Acquiring Affiliate or Acquired Affiliate of Abbott, or to which an Acquiring Affiliate or Acquired Affiliate of Abbott otherwise has rights, as of the time such Affiliate became an Affiliate of Abbott and that has not been clinically developed or commercialized in the New Collaboration Field as of the time such Affiliate became an Affiliate of Abbott.

1.2 “Abbott Know-How” means all Information (including Regulatory Data) Controlled by Abbott or any of its Affiliates as of the Effective Date or at any time during the Term that is not generally known and is reasonably necessary or useful for the Development, Manufacture, or Commercialization of a Product in the New Collaboration Field, but excluding any Information to the extent covered or claimed by or comprising published Abbott Patents or Joint Patents, or any Joint Know-How.

1.3 “Abbott Patents” means all of the Patents Controlled by Abbott or any of its Affiliates as of the Effective Date or at any time during the Term that are reasonably necessary or useful (or, with respect to patent applications, would be reasonably necessary or useful if such patent applications were to issue as patents) for the Development, Manufacture or Commercialization of a Product in the New Collaboration Field, but excluding any Joint Patents.

1.4 “Acquired Affiliate” means, with respect to a Party, a Person (a) with respect to which such Party acquires control (as defined in Section 1.8) after the Effective Date and (b) that was a Third Party at the time of such acquisition.

1.5 “Acquired AIM” means any Targeted AIM that comes into the Control of (or is otherwise Controlled by) a Party or any of its Affiliates after the Effective Date and during the Exclusivity Period as a result of: (a) the in-license or acquisition of rights to such Targeted AIM from a Third Party by such Party or any of its Affiliates after the Effective Date and during the Exclusivity Period, including any Abbott Excluded AIM; or (b) any Person that owns or otherwise has rights to such Targeted AIM becoming an Affiliate of such Party after the Effective Date and during the Exclusivity Period for any reason, including pursuant to a Change of Control, including any Abbott Excluded AIM, but excluding (i) any Exempt AIM, and (ii) any Divested AIM.

1.6 “Acquiring Affiliate” means, with respect to a Party, a Person that (a) acquires control (as defined in Section 1.8) of such Party after the Effective Date and (b) was a Third Party at the time of such acquisition.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.7 “Active Indication” means an Indication in the New Collaboration Field, with respect to which, at the time of determination, either Party or both Parties are conducting Development or Commercialization activities under this Agreement (including Unilateral Development or unilateral Commercialization of a Royalty Product).

1.8 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean: (a) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). Neither of the Parties to this Agreement shall be deemed to be an “Affiliate” of the other solely as a result of their entering into this Agreement. ‘Affiliates’ of a Party include Persons that are Affiliates of such Party as of the Effective Date and Persons that become Affiliates of such Party after the Effective Date, including pursuant to a Change of Control.

1.9 “Applicable Law” means applicable laws, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities, that may be in effect from time to time.

1.10 “Bayh-Dole Act” shall mean the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401.

1.11 “Business Day” means a day other than a Saturday or Sunday on which banking institutions in New York, New York are open for business.

1.12 “Calendar Quarter” means for each Calendar Year, each of the three (3) month periods ending March 31, June 30, September 30 and December 31; provided, however, that the first Calendar Quarter for the first Calendar Year shall extend from the Effective Date to the first of March 31, June 30, September 30 and December 31 to occur thereafter.

1.13 “Calendar Year” means (a) the period commencing on the Effective Date and ending on December 31 of the calendar year during which the Effective Date occurs, and (b) each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31.

1.14 “Cardiovascular Indication” means the prevention, treatment, or amelioration of any cardiovascular disease or condition, including atherosclerosis, heart failure, myocardial infarction, acute coronary syndrome, myocarditis, angina, restenosis, aneurysms, vasculitis, complications of vascular surgery and heart surgery, thrombosis, phlebitis, peripheral vascular disease, and hypertension.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.15 “Clinical Data” means all data with respect to Products or New Collaboration Compounds made, collected, or otherwise generated under or in connection with Clinical Studies or Phase IV Studies, including any data, reports, and results with respect thereto.

1.16 “Clinical Studies” means Phase I, Phase II, Phase III, and such other tests and studies in human subjects that are required by Applicable Law, or otherwise recommended by the Regulatory Authorities, to obtain or maintain Regulatory Approval for a Product or New Collaboration Compound for an Indication.

1.17 “CMC Development” means those Manufacturing activities and regulatory activities designed to support preparation of the Chemistry, Manufacturing and Controls sections of any Drug Approval Application, including manufacturing process development and scale-up, bulk production and fill/finish work associated with the supply of New Collaboration Compounds or Products for Non-Clinical Studies and Clinical Studies, and related quality assurance technical support activities, as well as validation and qualification of commercial manufacturing processes.

1.18 “Combination Product” shall mean a Product that is comprised of or contains any New Collaboration Compound as an active pharmaceutical ingredient together with one or more other active pharmaceutical ingredients and is sold either as a fixed dose or as separate doses in a single package.

1.19 “Commercialization” means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a Product, including activities related to marketing, promoting, distributing, and importing such Product, conducting Medical Affairs Activities, conducting Phase IV Studies, and interacting with Regulatory Authorities regarding the foregoing. When used as a verb, “to Commercialize” and “Commercializing” shall mean to engage in Commercialization, and “Commercialized” has a corresponding meaning.

1.20 “Commercialization Costs” means, with respect to a Joint Product for a Profit Share Region for any period, (i) the direct out-of-pocket costs paid to Third Parties recorded as an expense in accordance with GAAP and (ii) internal costs for field-based medical liaisons, in each case ((i) and (ii)) that are incurred by or on behalf of a Party or any of its Affiliates after the Effective Date and during the Term and that are specifically identifiable or reasonably allocable to the Commercialization of such Joint Product hereunder in the applicable Profit Share Region for such period. Except in the case of Commercialization Costs incurred in accordance with clauses (a), (e), (n), (o), and (p) below, Commercialization Costs shall be limited to Commercialization activities that are consistent with the applicable Commercialization Plan; provided, however, that such costs shall be included in “Commercialization Costs” only to the extent less than or equal to the amounts set forth in the applicable Commercialization Plan for the applicable activity. Subject to the foregoing, Commercialization Costs shall include:

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(a) Manufacturing Costs attributable to the Manufacture of Product (including inventory and safety stock) for commercial sale or distribution (including Samples) in the Profit Share Region for such Joint Product and incurred in accordance with the applicable Manufacturing Plan (including inventories of Joint Product Manufactured in anticipation of launch but for which Regulatory Approval is not obtained);

(b) Sales and Marketing Costs;

(c) costs associated with Medical Affairs Activities;

(d) Distribution Costs;

(e) Third Party Payments, subject to Section 12.6;

(f) Trademark Costs;

(g) costs of patient assistance and indigent/expanded access programs;

(h) import duties and similar charges for such Joint Product sold in the Profit Share Region, to the extent not recovered as a Manufacturing Cost;

(i) costs of conducting advisory board meetings or other consultant programs, the purpose of which is to obtain advice and feedback related to Commercialization of such Product in the Profit Share Region;

(j) Regulatory Costs;

(k) costs of Phase IV Studies;

(l) Patent Costs;

(m) Technology Transfer costs incurred in accordance with Section 9.4;

(n) Losses incurred in connection with Third Party Claims described in Section 14.3 to the extent such Losses are to be included in Commercialization Costs in accordance with such Section;

(o) costs of recalls, market suspensions and market withdrawals of such Joint Product incurred as Commercialization Costs incurred in accordance with Section 6.4;

(p) Exit Costs; and

(q) any other cost designated as a Commercialization Cost in this Agreement.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Commercialization Costs shall include the foregoing costs which are incurred after the Effective Date and prior to the First Commercial Sale of such Joint Product in the Profit Share Region (pre-launch costs). To the extent that any of the foregoing costs apply to both the Profit Share Region for a Joint Product and the Royalty Region for a Unilateral Product, such costs shall be reasonably allocated between the Profit Share Region and the Royalty Region by the applicable JMC based on the market size in the respective regions. Notwithstanding the foregoing, Commercialization Costs shall exclude: (i) costs directly relating to Sales Representatives and their direct managers and trainers, including salary, benefits, incentive compensation, and automobile allowances, and otherwise to the direct conduct of Details, in each case except to the extent included in PDE Costs; (ii) costs incurred solely with respect to Commercialization of a Unilateral Product in a Royalty Region; (iii) Development Costs; (iv) income tax liabilities of either Party; (v) corporate overhead costs of either Party, except and only to the extent reasonably and directly allocable to the applicable Joint Product in the applicable Profit Share Region, in accordance with GAAP; and (vi) Commercialization costs and regulatory costs incurred prior to the Effective Date.

1.21 “Commercialization Territory” means (a) as to the U.S./Europe/Japan Region, each of (i) the U.S.; (ii) Europe; and (iii) Japan; and (b) as to the ROW Region, each of (i) China, Korea, Taiwan, Philippines, Indonesia, Singapore, Malaysia, Thailand, and Vietnam collectively (the “Asia Territory”); (ii) South America, Central America (including Mexico), and the Caribbean islands (including Puerto Rico and the U.S. Virgin Islands) collectively (“Latin America”); and (iii) all other countries within the ROW Region collectively (the “ROW Territory”).

1.22 “Commercially Reasonable Efforts” means, with respect to the performance of Development, Commercialization, or Manufacturing activities with respect to a New Collaboration Compound or a Product by a Party, the carrying out of such activities using efforts and resources comparable to the efforts and resources that such Party would typically devote to products of similar market potential at a similar stage in development or product life, taking into account all scientific, commercial, and other factors that the Party would take into account, including issues of safety and efficacy, expected and actual cost and time to develop, expected and actual profitability (including royalties and other payments required hereunder), expected and actual competitiveness of alternative Third Party products (including generic products) in the marketplace, the nature and extent of expected and actual market exclusivity (including patent coverage and Regulatory Exclusivity), the expected likelihood of regulatory approval, the expected and actual reimbursability and pricing, and the expected and actual amounts of marketing and promotional expenditures required. “Commercially Reasonable Efforts” shall be determined on a country-by-country (or region-by-region, where applicable) and indication-by-indication basis, except that the Party may consider the impact of its efforts and resources expended with respect to any country (or region) on any other country (or region).

1.23 “Committee” means, individually and collectively, the Joint Executive Committee, the Joint Research and Development Incubator, the Joint Development Committee(s), the Joint Supply Committee, the Joint Marketing Committee(s), the Joint Patent Committee, or any other subcommittee established under Article 2, as applicable. The Existing JDC and the Existing JMC shall not be Committees hereunder.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.24 “Completion Notice” means, with respect to any Development activities under a Unilateral Plan, a report (which is not required to be the final study report) delivered after the datalock for the applicable Clinical Study set forth in such Unilateral Plan that summarizes the Clinical Data and other Information resulting from or with respect to such Development activities as currently as practicable as of the date of delivery of such report.

1.25 “Control” means, with respect to any item of Information, Regulatory Documentation, material, Patent, or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise (other than by operation of the license and other grants in Section 10.1), to grant a license, sublicense or other right (including the right to reference Regulatory Documentation) to or under such Information, Regulatory Documentation, material, Patent, or other intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party. “Controls” and “Controlled” have corresponding meanings.

1.26 “Co-Promotion” or “Co-Promote” means those Detailing activities undertaken with respect to a Co-Promotion Product conducted by or on behalf of either Party or its Affiliates in accordance with the applicable Co-Promotion Agreement and Commercialization Plan to encourage appropriate prescribing of such Co-Promotion Product.

1.27 “Dartmouth” shall mean Trustees of Dartmouth College.

1.28 “Detail” means that part of an in-person, face-to-face sales call during which a Sales Representative, who is trained and knowledgeable with respect to a pharmaceutical product, including its product label and insert and the use of the applicable Promotional Materials, makes a presentation of such product to a physician or other medical professional with prescribing authority such that the relevant characteristics of such product are described by the Sales Representative in accordance with Applicable Law and in a fair and balanced manner that is customary in the industry for the purpose of promoting the prescription pharmaceutical product. The following shall not constitute a “Detail” except as otherwise set forth herein: (a) any activities performed by medical information scientists, market development specialists, managed care account directors and other personnel who are not conducting face-to-face sales calls; (b) E-details; (c) presentations made at conventions or to any group of more than five (5) physicians or other medical professionals with prescribing authority; or (d) a mere delivery of Samples without discussion with a medical professional about the product. When used as a verb, “Detail” means to perform a Detail. Details shall be measured by each Party’s internal recording of such activity; provided that such measurement shall be on the same basis as the recording Party’s measurement for its Sales Representatives’ Detailing of such recording Party’s other products, consistently applied. If a Party has no other marketed products, it will establish a reasonable basis of internal recording of Details consistent with industry standards in the global pharmaceutical industry.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.29 “Development” means all activities related to research, preclinical testing and other Non-Clinical Studies, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, other CMC Development, Clinical Studies, including Manufacturing in support thereof, development and identification of biomarkers, diagnostics and companion tools, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities reasonably necessary or useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” shall mean to engage in Development. Development shall exclude Phase IV Studies.

1.30 “Development Candidate” means any Lead Compound selected for IND- enabling Non-Clinical Studies and potentially for Clinical Studies in one or more Indications or as otherwise designated by the JRDI, but which has not yet been designated as a Product Candidate. The Development Candidates selected as of the Effective Date are set forth in Schedule 1.30.

1.31 “Development Costs” means, for any period, (i) the direct out-of-pocket costs paid to Third Parties recorded as an expense in accordance with GAAP; and (ii) with respect to a Development Plan, any internal costs expressly agreed by the Parties and set forth in such Development Plan to be included as a Development Cost, in each case ((i) and (ii)) incurred by or on behalf of a Party or any of its Affiliates after the Effective Date and during the Term and that are specifically identifiable or reasonably allocable to Development activities for such period. Except in the case of Development Costs incurred in accordance with clauses (g) and (h) below, Development Costs shall be limited to Development activities that are consistent with the applicable Development Plan; provided, however, that such costs shall be included in “Development Costs” only to the extent less than or equal to the amounts set forth in the applicable Development Plan for the applicable activity (subject to permitted overruns pursuant to Section 11.2(b)). Subject to the foregoing, Development Costs shall include such costs in connection with the following activities, as applicable:

(a) pre-clinical activities and Non-Clinical Studies such as toxicology and formulation development, test method development, stability testing, quality assurance, quality control development and statistical analysis;

(b) Clinical Studies for a Product, including (i) the preparation for and conduct of such Clinical Studies; (ii) data collection and analysis and report writing; and (iii) clinical laboratory work;

(c) Manufacturing Costs for (i) a Product for use in Clinical Studies or other Development activities for such Product; (ii) the manufacture, purchase or packaging of comparators or placebo for use in Clinical Studies for a Product (with the manufacturing costs for comparators or placebo to be determined in the same manner as Manufacturing Costs are determined for such Product) and (iii) costs and expenses of disposal of drugs and other supplies used in such Clinical Studies or other Development activities;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(d) Technology Transfer costs incurred in accordance with Section 9.4;

(e) Patent Costs;

(f) Study Trademark Costs;

(g) Third Party Payments, subject to Section 12.6;

(h) Losses incurred in connection with Third Party Claims described in Section 14.3 to the extent such Losses are to be included in Development Costs in accordance with such Section;

(i) Regulatory Costs;

(j) Costs for CMC Development, the development of the Manufacturing process for a Product, scale-up, Manufacturing process validation, Manufacture of registration batches, Manufacturing improvements, and qualification and validation of Third Party contract manufacturers; and

(k) any other cost designated as a Development Cost in this Agreement.

Notwithstanding the foregoing, Development Costs shall exclude: (i) any Manufacturing Costs for commercial supply of any Product; (ii) income tax liabilities of either Party; and (iii) corporate overhead costs of either Party, except and only to the extent reasonably and directly allocable to the applicable Joint Product in the applicable Profit Share Region, or applicable Development Candidate under the Joint Exploratory Development Plan, in accordance with GAAP.

1.32 “Development Plan” means, individually and collectively, the Joint Exploratory Development Plan, any Unilateral Exploratory Development Plan or any Product Development Plan.

1.33 “Development Region” means each of: (a) the U.S., Europe and Japan collectively (the “U.S./Europe/Japan Region”) and (b) all other countries in the Territory collectively (the “ROW Region”).

1.34 “Distribution Costs” means those costs and expenses incurred by or on behalf of a Party or any of its Affiliates, after the Effective Date and during the Term and pursuant to this Agreement and that are directly and reasonably allocable to the distribution of a Product and consistent with industry standards for a company of the size of such Party, including: (a) handling and transportation to fulfill orders with respect to a Product; (b) customer services, including order entry, billing and adjustments, inquiry and credit and collection with respect

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

to a Product; (c) reasonable and customary fees and other amounts payable to distributors (to the extent not taken into account in determining Net Sales); and (d) costs of storage and distribution of Products, but in each case excluding such costs to the extent they are treated as a deduction in the definition of Net Sales. For clarity, Distribution Costs shall exclude (i) corporate overhead costs of either Party, except and only to the extent reasonably and directly allocable to the applicable Joint Product in the applicable Profit Share Region, in accordance with GAAP, or (ii) costs incurred by a Party in connection with the build-out of such Party’s facilities or equipment, unless and to the extent such facility or equipment is dedicated to the distribution of a Product or Products, but excluding any excess capacity of such facility.

1.35 “Divested AIM” means any Targeted AIM that (a) is owned by an Acquiring Affiliate or Acquired Affiliate of a Party, or to which an Acquiring Affiliate or Acquired Affiliate of a Party otherwise has rights, as of the time such Affiliate became an Affiliate of such Party, (b) any Governmental Authority requires or recommends be divested by such Affiliate as a condition to the consummation of the transaction pursuant to which such Affiliate became an Affiliate of such Party, and (c) is actually divested by such Affiliate in accordance with such requirement or recommendation of such Governmental Authority.

1.36 “Dollars” or “$” shall mean United States Dollars.

1.37 “Drug Approval Application” means a New Drug Application (an “NDA”) as defined in the FFDCA and the regulations promulgated thereunder (including all additions, supplements, extensions, and modifications thereto), or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application (a “MAA”) filed with the EMA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure.

1.38 “EMA” means the European Medicines Agency and any successor agency thereto.

1.39 “Europe” means Albania, Andorra, Austria, Armenia, Azerbaijan, Belarus, Belgium, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Malta, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, U.K., Vatican City and Canada.

1.40 “European Major Market Countries” means, collectively, Germany, France, Italy, Spain and the United Kingdom.

1.41 “Excusable Delay” means, with respect to a Party’s assigned activities under a Development Plan, the delay of such activities as a result of: (a) the material non-performance or delay of the other Party of activities assigned to it under the same Development Plan or the Discovery Research Plan or any other Development Plan, which activities are reasonably

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

necessary to be performed by the other Party for the first Party to conduct such activities under such Development Plan; (b) the need to obtain or analyze data from any other Clinical Study with respect to the applicable Indication or New Collaboration Compound, which data is reasonably necessary for such Party to plan or conduct such activities under such Development Plan; or (c) matters outside of the reasonable control of the first Party (e.g., regulatory delay, or other delay caused by any Third Party outside of the reasonable control of the first Party).

1.42 “Exempt AIM” means, with respect to a Party, any Targeted AIM (a) that is owned by an Acquiring Affiliate of such Party, or to which an Acquiring Affiliate of such Party otherwise has rights, in each case as of the time such Acquiring Affiliate becomes an Acquiring Affiliate of such Party and (b) for which a Phase IIb or later Clinical Study has been commenced in the New Collaboration Field as of the time such Acquiring Affiliate becomes an Acquiring Affiliate of such Party.

1.43 “Existing JDC” means the JDC established under the Bardoxolone License Agreement.

1.44 “Existing JMC” means the JMC established under the Bardoxolone License Agreement.

1.45 “Existing Lead Compounds” means the Lead Compounds existing as of the Effective Date, as set forth in Schedule 1.45.

1.46 “Exit Costs” means, with respect to a Joint Product, the reasonable and direct costs incurred by a Party and its Affiliates in connection with the significant reduction of Commercialization resources or Manufacturing resources of such Party and its Affiliates as a result of the cessation of, or a significant reduction in, Commercialization or Manufacturing activities with respect to such Joint Product for a Profit Share Region in accordance with the terms of this Agreement, including termination costs with respect to Sales Representatives; provided that (a) such Commercialization resources and Manufacturing resources were acquired or established by such Party or its Affiliates consistently with the applicable Commercialization Plan and Manufacturing Plan, respectively, and (b) such Party uses commercially reasonable efforts to minimize such costs.

1.47 “Exploit” means to make, have made, import, use, sell, or offer for sale, including to research, develop, commercialize, register, manufacture, have manufactured, hold, or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market, or have sold or otherwise dispose of. “Exploitation” shall mean the act of Exploiting a product or process.

1.48 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.49 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended from time to time.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.50 “First Commercial Sale” means, with respect to a pharmaceutical product and a country, the first sale for monetary value for use or consumption by the end user of such product in such country after Regulatory Approval for such product has been obtained in such country. Sales prior to receipt of Regulatory Approval for such product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

1.51 “FirstGen Targeted AIM” means any Targeted AIM: (a) that is Controlled by Reata or any of its Affiliates as of the Effective Date and that is derived from oleanolic acid or generated using oleanolic acid (or a metabolite of oleanolic acid) as a starting material, but excluding bardoxolone methyl; (b) that is Controlled by Abbott or any of its Affiliates as of the Effective Date and that is derived from oleanolic acid or generated using oleanolic acid (or a metabolite of oleanolic acid) as a starting material; (c) that is invented solely by or on behalf of either Party, or jointly by or on behalf of the Parties, during the Exclusivity Period but prior to the [***]th anniversary of the Effective Date and is derived from oleanolic acid or generated using oleanolic acid (or a metabolite of oleanolic acid) as a starting material; or (d) that is invented solely by or on behalf of either Party, or jointly by or on behalf of the Parties, during the Exclusivity Period but after the [***]th anniversary of the Effective Date, is derived from oleanolic acid or generated using oleanolic acid (or a metabolite of oleanolic acid) as a starting material, and the composition of matter of which is claimed by any claim included in any Reata Patent existing as of the [***]th anniversary of the Effective Date. If Abbott or its Affiliates invents (either solely or jointly with Reata or its Affiliates) any Targeted AIM that would otherwise constitute a FirstGen Targeted AIM under clause (c) or (d) above and Abbott believes in good faith that such newly invented Targeted AIM constitutes a significant improvement in physical or chemical properties or other characteristics as compared to then-existing FirstGen Targeted AIMs, then Abbott may request that Reata designate such newly-invented Targeted AIM as a NextGen Targeted AIM. Reata shall consider such request reasonably and in good faith and may designate such newly-invented Targeted AIM as a NextGen Targeted AIM in Reata’s reasonable discretion.

1.52 “GAAP” means United States generally accepted accounting principles consistently applied.

1.53 “Generic Product” means, with respect to a Product, any pharmaceutical product that: (a) is sold by a Third Party under a Drug Approval Application granted by a Regulatory Authority to such Third Party, which Third Party is not a licensee or sublicensee of one of the Parties or their Affiliates, or any of their licensees or sublicensees, and has not obtained such Product from a chain of distribution including one of the Parties, its Affiliates or any of their licensees or sublicensees, (b) contains the applicable New Collaboration Compound as an active pharmaceutical ingredient (or the same active moiety); and (c) is approved in reliance, in whole or in part, on the prior approval of such Product as determined by the applicable Regulatory Authority (pursuant to 21 U.S.C. 355(b)(2), an ANDA, a separate NDA, compendia listing, other drug approval application or otherwise, including foreign equivalents of the foregoing). A Product licensed or produced by one of the Parties (i.e., an authorized generic product) will not constitute a Generic Product.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.54 “GMPs” means the then-current good manufacturing practices required by the FDA, as defined in 21 C.F.R. Parts 210 and 211 and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable laws or regulations applicable to the manufacture and testing of pharmaceutical materials in jurisdictions outside the U.S., as they may be updated from time to time. GMPs shall include applicable quality guidelines promulgated under the International Conference on Harmonization.

1.55 “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.56 “Humira-Related Product” means any Product containing a Product Candidate that is designated to be Developed pursuant to Section 4.2(e)(ii) for an Indication for which Humira has received regulatory approval in any country within the U.S./EU/Japan Region at the time of such designation as a Product Candidate.

1.57 “IND” means an investigational new drug application filed with the FDA for authorization to commence Clinical Studies in the U.S. and an equivalent application filed with the applicable Regulatory Authority in other countries or regulatory jurisdictions.

1.58 “Indication” means any disease or condition that can be treated, prevented or cured or the progression of which can be delayed and for which a Product is specifically Developed in order to obtain Regulatory Approval for use of such Product pursuant to an approved label claim.

1.59 “Information” means all technical, scientific, and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including: biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols; assays and biological methodology; (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed.

1.60 “Indication Survey Study” or “ISS” means a Clinical Study of a Development Candidate which is in general relatively short in duration and small in size conducted for a particular Indication and which is reasonably designed to provide initial evidence of efficacy. An Indication Survey Study is intended only to demonstrate the suitability of treating a particular Indication using Targeted AIMs in general or to provide initial evidence of the efficacy of treating a particular Indication with a specific Development Candidate, and is not required to be (but is not prohibited from being) a pivotal trial or dose-ranging study or to

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

otherwise provide data sufficient to support any Regulatory Filing or Regulatory Approvals for a Development Candidate or Product Candidate. In general, the Parties intend for a typical Indication Survey Study to be a Phase IIa Study involving no more than two hundred (200) patients with a treatment period of no more than twelve (12) months. The Parties acknowledge that an actual ISS may be designed to be a more robust Clinical Study than as described in this Section 1.60.

1.61 “Initial Studies Period” means the period commencing on the Effective Date and ending on the earlier of: (a) [***]; and (b) the date on which [***].

1.62 “Joint Plan” means, individually and collectively, each Joint Pre-Phase IIb Plan, each Joint Phase IIb Plan, and each Joint Phase III Plan.

1.63 “Knowledge” means the actual knowledge of the chief executive officer, the president, the executive vice-president, any vice president, including the vice president for research, the vice president for product development, the vice president for clinical development, and the vice president for intellectual property, the head of regulatory affairs, the senior patent counsel, the general counsel, or the chief medical officer of a Party, or any personnel holding positions equivalent to such job titles (but only to the extent such positions exist at such Party).

1.64 “Lead Compound” means any New Collaboration Compound that: (a) is identified on Schedule 1.45; or (b) is designated as a Lead Compound by the JRDI after the Effective Date, in each case that has not yet been designated as a Development Candidate.

1.65 “Lead Development Party” or “LDP” means, with respect to each particular stage of Development of a Development Candidate or Product Candidate in the applicable Development Region or Commercialization Territory, as the case may be, the Party designated as the lead Development Party therefor pursuant to Section 4.3(e), 4.4(d), 5.5(a)(vii), 5.5(b)(iii), 5.5(d)(iv), 5.6(a)(iv), 5.6(b)(ii), or 5.6(d)(iv).

1.66 “Lead Regulatory Party” or “LRP” means, with respect to each particular stage of Development of a Development Candidate or Product Candidate in the applicable Development Region or Commercialization Territory, as the case may be, the Party designated as the lead Regulatory Party therefor pursuant to Section 4.3(e), 4.4(d), 5.5(a)(vii), 5.5(b)(iii), 5.5(d)(iv), 5.6(a)(iv), 5.6(b)(ii), or 5.6(d)(iv).

1.67 “LIBOR” shall mean the London Interbank Offered Rate for deposits in United States Dollars having a maturity of one month published by the British Bankers’ Association, as adjusted from time to time on the first London business day of each month.

1.68 “Manufacture” and “Manufacturing” shall mean all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and holding of New Collaboration Compounds (including Lead Compounds, Development Candidates and Product Candidates) and Products, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance, and quality control.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.69 “Manufacturing Costs” means costs and expenses of Manufacturing a New Collaboration Compound or a Product which is either: (a) supplied to a Party by a Third Party; or (b) Manufactured directly by a Party or its Affiliate, in each case to the extent such costs are directly and reasonably allocable to the Development or Commercialization of such New Collaboration Compound or Product in the Territory, as further described below and in accordance with GAAP. Manufacturing Costs shall be (i) included in Commercialization Costs as (A) Product is sold, (B) Product is distributed as Samples or (C) incurred or accrued by the Manufacturing Party in connection with write-offs of inventory, or (ii) Development Costs as such costs are incurred, as the case may be. In the event that a Party performs any of its Manufacturing and supply obligations through one or more Affiliates, any inter-company amounts or fees paid for any such services or Product or any intermediate used therein by such Party shall not be included in calculating Manufacturing Costs and only those costs directly incurred by such Affiliate shall be so included. To the extent that any Manufacturing Costs apply to both the Profit Share Region for a Joint Product and the Royalty Region for a Unilateral Product, such costs shall be reasonably allocated between the Profit Share Region and the Royalty Region by the JSC based on the market size in the respective regions.

For costs in subsection (a), Manufacturing Costs means: (i) the amount paid to such a Third Party (excluding any Third Party Payments); plus (ii) the relevant Manufacturing Party’s reasonable out-of-pocket costs to Third Parties, incurred or accrued (including any prepayments) by the Manufacturing Party in connection therewith, including costs associated with inventory write-offs, variances, Manufacturing process improvements, storage, freight, Manufacturing scale-up, Manufacturing site qualification, materials, quality assurance and quality control (including testing), supply chain management, capital equipment depreciation charges, similar activities comprising the Manufacturing Party’s oversight of the Manufacturing process of the Third Party, and any unrecoverable value-added tax or similar tax due for amounts paid to such Third Party.

For costs in subsection (b), Manufacturing Costs shall be calculated in accordance with Schedule 1.69.

Manufacturing Costs shall include costs of such activities that are undertaken at any time during the Term of this Agreement (including Manufacturing activities relating to the Commercialization of a Product that are undertaken prior to the initial Regulatory Approval of such Product).

1.70 “MAA” has the meaning set forth in the definition of “Drug Approval Application.”

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.71 “Material Adverse Effect” means a material adverse effect on (a) the development, manufacturing or commercialization of bardoxolone methyl under the Bardoxolone License Agreement or (b) the Development, Manufacturing or Commercialization of a then-existing Joint Product or Unilateral Product under this Agreement; provided that loss of sales, loss of profit, loss of market share, reduced pricing or any other competitive effect on an existing Joint Product or Unilateral Product as a result of such activity shall not in and of itself constitute a material adverse effect on the Development, Manufacturing or Commercialization of such existing Joint Product or Unilateral Product.

1.72 “Material Amendment” means any amendment to a Joint Plan or any work plan or protocol under the Joint Exploratory Development Plan that (a) adds, deletes, discontinues (except for discontinuance for a reason set forth below in clause (f)) or materially changes a Clinical Study under such Joint Plan or the Joint Exploratory Development Plan or any other material Development activity under such Joint Plan or the Joint Exploratory Development Plan; (b) materially alters the nature or scope of a Party’s obligations under such Joint Plan or the Joint Exploratory Development Plan; (c) changes the budget in such Joint Plan or the Joint Exploratory Development Plan by more than [***] percent ([***]%) as compared to the budget last agreed on by the Parties mutually; (d) materially changes any timeline for performing any Clinical Study under such Joint Plan or the Joint Exploratory Development Plan or any other material Development activity under such Joint Plan or the Joint Exploratory Development Plan as compared to the timeline last agreed on by the Parties mutually; (e) could reasonably be expected to have a Material Adverse Effect; or (f) could reasonably be expected to present a Safety Risk.

1.73 “Medical Affairs Activities” means the coordination of medical information requests and field-based medical liaisons with respect to Products that have been commercially launched in the applicable country.

1.74 “Metabolic Indication” means the prevention, treatment, or amelioration of any of the following metabolic diseases or conditions: type II diabetes, insulin resistance, complications of diabetes (including retinopathy, neuropathy, and ulcers), obesity, metabolic syndrome, hypercholesterolemia, and hyperlipidemia.

1.75 “Net Sales” means, with respect to a Product for any period in any country in the Territory, the total amount billed or invoiced on sales of such Product during such period by a Party or its Affiliates, or sublicensees (but in the case of sublicensees, only with respect to sales of Unilateral Products in a country in the applicable Royalty Region(s)) in such country in the Territory to Third Parties (including wholesalers or distributors) in bona fide arm’s length transactions, less the following deductions, in each case to the extent such deductions relate specifically to such Product in such country and are actually allowed and taken by such Third Parties and are not otherwise recovered by or reimbursed to the selling Party, its Affiliates, or sublicensees:

(a) trade, cash and quantity discounts;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) price reductions or rebates, retroactive or otherwise, imposed by, negotiated with or otherwise paid to Governmental Authorities;

(c) taxes on sales (such as sales, value added, or use taxes) to the extent added to the sale price and set forth separately as such in the total amount invoiced;

(d) freight, insurance, and other transportation charges to the extent added to the sale price and set forth separately as such in the total amount invoiced, as well as any fees for services provided by wholesalers and warehousing chains related to the distribution of such Product;

(e) amounts repaid or credited by reason of rejections, defects, one percent (1%) return goods allowance, recalls or returns, or because of retroactive price reductions, including rebates or wholesaler charge backs;

(f) that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) and reasonably allocable to sales of the Product;

(g) the portion of administrative fees (which fees shall be consistent with the requirements set forth in 42 C.F.R. 1001.952(j) or any successor regulation) paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers relating specifically to such Product;

(h) any consideration actually paid or payable for any Delivery System related to a billed or invoiced sale of such Product, where for purposes of this Net Sales definition, a “Delivery System” shall mean any delivery system comprising equipment, instrumentation, one or more devices, or other components designed to assist in the administration of such Product. To the extent that the Delivery System and Product are sold as one product, the deduction from Net Sales shall be calculated using the methodology spelled out for a Combination Product involving either a Joint Product or a Unilateral Product as described below;

(i) any invoiced amounts from a prior period that are written off or reserved as not collectable by the Party, its Affiliates or its sublicensees, including bad debts; and

(j) any other similar and customary deductions that are consistent with GAAP.

Net Sales shall include the amount or fair market value of all other consideration received by the selling Party, its Affiliates, or sublicensees in respect of such Product, whether such consideration is in cash, payment in kind, exchange, or other form. Net Sales shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes so long as such transfer or disposition is made at or below cost. Net Sales shall not include sales between or among the selling Party, its Affiliates, or sublicensees so long as such Affiliates or sublicensees are not end-users of such Product. Subject to the above, Net Sales shall be calculated in accordance with the standard internal policies and procedures of the selling Party, its Affiliates, or sublicensees, which must be in accordance with GAAP.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Net Sales for a Joint Product in a Profit Share Region for a period shall include all Sublicense Revenues received by the Parties for such Joint Product in such Profit Share Region for such period.

In the event a Combination Product is a Joint Product sold in the Profit Share Region, unless otherwise agreed in writing by the Parties, Net Sales for such Combination Product shall be calculated in the same manner as all other Products (i.e., Net Sales shall include the entire invoiced amount of the Combination Product), and the incremental costs associated with such other active ingredient or delivery device shall be included as an element of Manufacturing Costs.

In the event a Combination Product is a Unilateral Product sold in the Royalty Region, the Net Sales for such Combination Product will be calculated as follows:

(i) If the selling Party, its Affiliate, or sublicensee separately sells in such country, (x) a Product containing as its sole active ingredient a New Collaboration Compound contained in such Combination Product (the “Mono Product”) and (y) products containing as their sole active ingredients the other active ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: A is the selling Party’s (or its Affiliate’s or sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country and B is the selling Party’s (or its Affiliate’s or sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies in such country, for products that contain as their sole active ingredients the other active ingredients in such Combination Product.

(ii) If the selling Party, its Affiliate, or sublicensee separately sells in such country the Mono Product but does not separately sell in such country products containing as their sole active ingredients the other active ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction A/C where: A is the selling Party’s (or its Affiliate’s or sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country, and C is the selling Party’s (or its Affiliate’s or sublicensee’s, as applicable) average Net Sales price in such country during the period to which the Net Sales calculation applies for such Combination Product.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iii) If the selling Party, its Affiliates, and sublicensees do not separately sell in such country the Mono Product but do separately sell products containing as their sole active ingredients the other active ingredients contained in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction (D-E)/D where: D is the average Net Sales price during the period to which the Net Sales calculation applies for such Combination Product in such country and E is the average Net Sales price during the period to which the Net Sales calculation applies for products that contain as their sole active ingredients the other active ingredients in such Combination Product.

(iv) If the selling Party, its Affiliates, and sublicensees do not separately sell in such country both the Mono Product and the other active ingredient or ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be determined by the Parties in good faith based on the relative fair market value of such Mono Product and such other active ingredient or ingredients. If the Parties cannot agree on such relative value, the dispute shall be resolved pursuant to Section 17.6(d).

1.76 “New Collaboration Compound” means any Targeted AIM that:

(a) is (i) a FirstGen Targeted AIM; (ii) Controlled by Reata or any of its Affiliates as of the Effective Date other than a FirstGen Targeted AIM and bardoxolone methyl, (iii) Controlled by Abbott or any of its Affiliates as of the Effective Date other than a FirstGen Targeted AIM; or (iv) Controlled by either Party or any of its Affiliates (or jointly by the Parties or any of their respective Affiliates) during the Exclusivity Period (including (A) any Acquired AIM and (B) any Targeted AIM discovered by or on behalf of either Party or any of its Affiliates or jointly by or on behalf of the Parties or any of their respective Affiliates during the Exclusivity Period), other than an Exempt AIM and a Divested AIM; and

(b) has not been removed from the pool of Targeted AIMs available for Development under this Agreement pursuant to Section 4.6. For clarity, none of bardoxolone methyl, any Exempt AIM and any Divested AIM shall constitute a New Collaboration Compound.

1.77 “New Collaboration Compound Pool” means all New Collaboration Compounds.

1.78 “New Collaboration Field” means all human and non-human diagnostic, prophylactic and therapeutic uses of the Products in all Indications other than an Indication included in the Previously Licensed Field.

1.79 “NextGen Targeted AIM” means any New Collaboration Compound that is not a FirstGen Targeted AIM.

1.80 “Non-Clinical Studies” means all non-human tests and studies of New Collaboration Compounds (including Lead Compounds, Development Candidates and Product Candidates) and Products.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.81 “Non-Participating Party” means (a) with respect to any Unilateral Plan, the Party that does not conduct Development activities under such Unilateral Plan or (b) with respect to a Unilateral Product in the applicable Royalty Region, the Party that is not Developing or Commercializing such Unilateral Product in such Royalty Region.

1.82 “Operating Profit (or Loss)” means, with respect to a Joint Product for a given period of time, Net Sales of such Joint Product in the applicable Profit Share Region during such period, less the Commercialization Costs incurred in connection with the Commercialization of such Joint Product in or for such Profit Share Region during such period. Operating Profit (or Loss) shall be determined prior to application of any income taxes, and if such terms are used individually, “Operating Profit” shall mean a positive Operating Profit (or Loss), and “Operating Loss” shall mean a negative Operating Profit (or Loss).

1.83 “Orange Book” means the publication Approved Drug Products with Therapeutic Equivalence Evaluations that identifies drug products approved on the basis of safety and effectiveness by the FDA under the FFDCA.

1.84 “Participating Party” means (a) with respect to any Unilateral Plan, the Party conducting Development activities under such Unilateral Plan or (b) with respect to a Unilateral Product in the applicable Royalty Region, the Party that is Developing or Commercializing such Unilateral Product in such Royalty Region.

1.85 “Patent Costs” means the direct out of pocket costs (including the reasonable fees and expenses paid to outside counsel and other Third Parties, and filing and maintenance fees paid to Governmental Authorities) recorded as an expense by a Party or any of its Affiliates in accordance with GAAP after the Effective Date, during the Term of and pursuant to this Agreement, (i) in connection with the prosecution and maintenance of rights, including costs of patent interference, opposition, reissue, or re-examination proceedings and filing and registration fees with respect to the Reata Patents, Abbott Patents, or Joint Patents, and (ii) the costs of litigation (enforcement or defense) or other proceedings, under the Reata Patents, Abbott Patents and Joint Patents, in each case only to the extent related to a Joint Product in the applicable Profit Share Territory and not reimbursed by a Third Party.

1.86 “Patents” mean (i) all national, regional and international patents and patent applications, including provisional patent applications, (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in- part, provisionals, converted provisionals and continued prosecution applications, (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents and design patents and certificates of invention, (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii), and (iii)) and (v) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.87 “PDE” means, with respect to a Product, (i) a primary Detail equivalent where (A) a Detail during a sales call in which the Product receives greater emphasis than that given any other product during the sales call has a value of 1.0 primary Detail equivalents, and (B) a Detail during a sales call in which the Product receives emphasis that is less than the emphasis received by one (but no more than one) other product has a value of 0.5 primary Detail equivalents (it being agreed by the Parties that any Detail during a sales call in which the Product receives emphasis that is less than the emphasis received by more than one other product, and any Detail during a sales call in which more than two (2) other products are presented with the Product, has a value of 0.0 primary Detail equivalents) or (ii) for a country in which the tracking of Details in the manner set forth in the foregoing clause (i) is impractical, such method of tracking as the Parties may agree and consistent with the customary practice in such country.

1.88 “PDE Costs” means, with respect to a Party for any period for any Joint Product in a country in the applicable Profit Share Region, (a) the lesser of (i) the number of PDEs actually performed by such Party during such period for such Joint Product in such country and (ii) the number of PDEs required to be performed by such Party during such period for such Joint Product in such country in accordance with the applicable Commercialization Plan; multiplied by (b) the applicable PDE Rate for such country during such period.

1.89 “PDE Rate” means, with respect any country or region, the amount determined by the Parties at the first Commercial Summit that addresses Detailing in such country or region, increased or decreased on January 1 of each Calendar Year thereafter to correspond with the total percentage change in the inflation index for such country or region determined by the Parties at such Commercial Summit.

1.90 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.91 “Phase I” means a human clinical trial of a Product or a New Collaboration Compound, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients or similar clinical study prescribed by the Regulatory Authorities, including the trials referred to in 21 C.F.R. §312.21(a), as amended.

1.92 “Phase II” means a human clinical trial of a Product or a New Collaboration Compound, the principal purpose of which is a determination of safety and efficacy in the target patient population or a similar clinical study prescribed by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.93 “Phase IIa” means a Phase II that utilizes the pharmacokinetic and pharmacodynamic information obtained from one or more previously conducted Phase I or other Phase IIa in order to confirm the optimal manner of use of the applicable Product or New Collaboration Compound (dose and dose regimes) and to better determine safety and efficacy.

1.94 “Phase IIb” means a Phase II designed to support and immediately precede the initiation of a Phase III without any further Phase II, on a sufficient number of patients that is designed to provide a preliminary determination of safety and efficacy of the applicable Product or New Collaboration Compound in the target patient population over a range of dose and dose regimes.

1.95 “Phase III” means a human clinical trial of a Product or New Collaboration Compound on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which trial is intended to support marketing approval of such Product or New Collaboration Compound, including all tests and studies that are required by the FDA from time to time, pursuant to Applicable Law or otherwise.

1.96 “Phase IV Study” means a post-marketing human clinical study for a Product with respect to any Indication with respect to which Regulatory Approval has been received or for a use that is the subject of an investigator-initiated study program.

1.97 “Possession Arrow Decision” means a decision specified in Section 4.2(e)(ii)(3) or Section 5.5(a)(ii)(2)(B) which is to be resolved in accordance with Section 2.13.

1.98 “Previously Licensed Compound” means bardoxolone methyl or any Targeted AIM that is a Collaboration Compound or a Backup Compound under the Bardoxolone License Agreement. Any Targeted AIM that is returned to the New Collaboration Compound Pool pursuant to Section 4.6 shall thereafter no longer be a Previously Licensed Compound. As of the Effective Date, the only Previously Licensed Compound under the Bardoxolone License Agreement is bardoxolone methyl.

1.99 “Previously Licensed Field” means each of the Renal Indication, the Cardiovascular Indication, and the Metabolic Indication. The Previously Licensed Field does not include any Indication not included in the Renal Indication, the Cardiovascular Indication, or the Metabolic Indication, including the prevention, treatment, or amelioration of: (i) any forms of cancer; (ii) any forms of organ failure (other than renal failure or heart failure); (iii) respiratory disorders; (iv) allergies and autoimmune diseases (other than lupus nephritis); (v) neurological, psychiatric, or neuropsychiatric disorders (other than diabetic neuropathy); (vi) infectious diseases; (vii) skin diseases (other than diabetic ulcers); (viii) gastrointestinal disorders; (ix) bone or cartilage disorders; (x) musculoskeletal disorders; (xi) eye diseases (other than diabetic retinopathy); (xii) human immunodeficiency virus-associated complications; and (xiii) sepsis.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.100 “Product” means any product containing a New Collaboration Compound, in oral forms and all other forms, formulations and delivery modes, including Combination Products, but excluding any combination of a New Collaboration Compound and a Previously Licensed Compound or any compound, composition or product owned or controlled by a Party or any of its Affiliates that is not a New Collaboration Compound.

1.101 “Product Candidate” means any Development Candidate selected for further Development in an Indication with the goal of supporting Regulatory Approval for such Development Candidate in such Indication.

1.102 “Product Development Plan” means, with respect to a given Product Candidate, any Pre-Phase IIb Plan, Phase IIb Plan, Phase III Plan, or Additional Indication Plan (whether unilateral or joint).

1.103 “Product Labeling” means, with respect to a Product in a country in the Territory, (i) the Regulatory Authority-approved full prescribing information for such Product for such country, including any required patient information and (ii) all labels and other written, printed or graphic matter upon a container, wrapper or any package insert utilized with or for such Product in such country.

1.104 “Product Trademarks” means the Trademark(s) to be used in connection with the Commercialization of Products in the Territory and any registrations thereof or any pending applications relating thereto (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates).

1.105 “Promotional Materials” means all Sales Representative training materials and all written, printed, graphic, electronic, audio or video matter, including journal advertisements, sales visual aids, leave behind items, formulary binders, reprints, direct mail, direct-to-consumer advertising, internet postings, internet sites, broadcast advertisements and sales reminder aides (for example, note pads, pens and other such items) intended for use or used by either Party or its Affiliates or sublicensees in connection with any promotion of a Product.

1.106 “Protected Period” means the period commencing upon the Effective Date and ending on [***].

1.107 “Reata Know-How” means all Information (including Regulatory Data) Controlled by Reata or any of its Affiliates as of the Effective Date or at any time during the Term that is not generally known and is reasonably necessary or useful for the Development, Manufacture, or Commercialization of a Product in the New Collaboration Field, but excluding any Information to the extent covered or claimed by or comprising published Reata Patents or Joint Patents or any Joint Know-How.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.108 “Reata Patents” means all of the Patents Controlled by Reata or any of its Affiliates as of the Effective Date or at any time during the Term that are reasonably necessary or useful (or, with respect to patent applications, would be reasonably necessary or useful if such patent applications were to issue as patents) for the Development, Manufacture or Commercialization of a Product in the New Collaboration Field, but excluding: (a) any Joint Patents; (b) subject to Section 12.6(b), the Patents licensed by UT and Dartmouth to Reata under the UT 2006 Agreement; and (c) subject to Section 12.6(b), the Patents licensed by UT and Dartmouth to Reata under the UT 2004 Agreement.

1.109 “Regulatory Approval” means, with respect to a Product in a country in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations, or authorizations of any Regulatory Authority necessary to commercially distribute, sell, or market such Product in such country, including, where applicable, (i) pricing or reimbursement approval in such country, (ii) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto), and (iii) labeling approval.

1.110 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local regulatory agencies, departments, bureaus, commissions, councils, or other government entities regulating or otherwise exercising authority with respect to the Exploitation of New Collaboration Compounds or Products in the Territory.

1.111 “Regulatory Costs” means the direct out-of-pocket costs paid to Third Parties recorded as an expense in accordance with GAAP, in each case incurred by or on behalf of a Party or any of its Affiliates after the Effective Date and during the Term in accordance with the applicable Development Plan, or Commercialization Plan, as applicable, that are specifically identifiable or reasonably allocable to costs and expenses incurred to prepare Regulatory Documentation to obtain or maintain Regulatory Approval and to comply with post-Regulatory Approval requirements of a Regulatory Authority, including FDA user and other fees, reporting and regulatory affairs activities.

1.112 “Regulatory Data” means non-clinical data, Clinical Data, results and analyses with respect to any Development activities conducted by or on behalf of a Party or any of its Affiliates that are Controlled by such Party or any of its Affiliates, including any such data, results and analyses Controlled by such Party or any of its Affiliates and resulting from or relating to Unilateral Discovery or Unilateral Development.

1.113 “Regulatory Documentation” means all: (a) applications (including all INDs and Drug Approval Applications), registrations, licenses, authorizations, and approvals (including Regulatory Approvals); and (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files, in each case ((a) and (b)) relating to a New Collaboration Compound or Product.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.114 “Regulatory Exclusivity” means, with respect to any country of the Territory, an additional market protection, other than Patent protection, granted by a Regulatory Authority in such country which confers an exclusive Commercialization period during which a Party or its Affiliates or sublicensees have the exclusive right to market, price, and sell a Product in such country through a regulatory exclusivity right, such as new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity.

1.115 “Related Indications” means, (a) with respect to each Initial Indication as of the Effective Date, those Indications identified as Related Indications with respect thereto in the Joint Exploratory Development Plan, as the same may be amended from time to time by the JEC, and (b) with respect to any other Indication, those other Indications that are determined to be related to such Indication by the JEC pursuant to Section 4.2(e)(ii).

1.116 “Renal Indication” means the prevention, treatment, or amelioration of any renal disease or condition, including renal insufficiency, chronic kidney disease, acute kidney failure, ischemia-reperfusion injury of the kidney, glomerulonephritis, and all other forms of nephritis (whether acute or chronic).

1.117 “Research Term” means the period of time that commences upon the Effective Date and ends on [***], as may be extended by mutual agreement of the Parties pursuant to Section 3.2.

1.118 “Royalty Term” means, with respect to each Unilateral Product and each country in the applicable Royalty Region, the period beginning on the date of the First Commercial Sale of such Unilateral Product in such country, and ending on the latest to occur of (i) the expiration of the last-to-expire Abbott Patent, Reata Patent or Joint Patent that includes a Valid Claim that covers such Unilateral Product in such country; (ii) the expiration of Regulatory Exclusivity in such country for such Unilateral Product; and (iii) the fifteenth (15th) anniversary of the First Commercial Sale of such Unilateral Product in such country, provided that, in the event a Generic Product is sold in such country, the Royalty Term shall end on the later of: (A) the last day of the first Calendar Quarter in which unit sales of all Generic Products in such country exceed fifty percent (50%) of the sum of unit sales of such Unilateral Product and all Generic Products in such country during such Calendar Quarter; and (B) the fifteenth (15th) anniversary of the First Commercial Sale of such Unilateral Product in such country.

1.119 “Safety Risk” means, with respect to a Clinical Study of a Product, Product Candidate or Development Candidate anywhere in the Territory, a substantial and unwarranted safety risk (in light of the perceived benefit to be conferred by such Product, Product Candidate or Development Candidate) associated with the design of or possible results of such Clinical Study, based on the administration of such Product, Product Candidate or Development Candidate in a new dosage, dosage form or in a patient population not previously studied in a Clinical Study performed with respect to such Product, Product Candidate or Development Candidate by a Party under a Development Plan.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.120 “Sales and Marketing Costs” means, with respect to a Joint Product in the applicable Profit Share Territory for any period, the direct out-of-pocket costs paid to Third Parties recorded as an expense in accordance with GAAP that are incurred by or on behalf of a Party or any of its Affiliates after the Effective Date and during the Term and that are specifically identifiable or reasonably allocable to the marketing and promotion of such Joint Product in the applicable Profit Share Territory for such period. Subject to the foregoing, Sales and Marketing Costs shall include costs incurred in connection with the following activities (but in each case only to the extent specifically identifiable or reasonably allocable to the marketing and promotion of such Joint Product in the applicable Profit Share Territory):

(a) activities directed to the advertising and marketing of such Joint Product, in the applicable countries in the Territory;

(b) launch meetings;

(c) advertising and public relations agencies, including development and distribution of Promotional Materials, field literature, direct-to-consumer advertising campaigns, media/journal advertising, exhibiting at seminars and conventions, convention costs, and promotional premiums;

(d) peer-to-peer activities such as lunch and dinner meetings;

(e) speakers programs, including training of such speakers;

(f) developing, obtaining, and providing training packages for such Joint Product;

(g) PDE Costs;

(h) developing and performing market research;

(i) developing reimbursement programs;

(j) developing information and data specifically intended for national accounts, managed care organizations, governmental agencies (e.g., federal, state and local), and other group purchasing organizations, including pull-through activities;

(k) establishing and conducting one or more training facilities for potential users of such Joint Product, including trainer costs, facility costs, supplies and user costs; and

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(l) call center set-up, maintenance and operation for personnel used in connection therewith.

Sales and Marketing Costs shall exclude costs directly relating to Sales Representatives and their direct managers and trainers, including salary, benefits, incentive compensation, and automobile allowances, and otherwise to the direct conduct of Details, in each case except to the extent included in PDE Costs.

1.121 “Sales Representative” means a pharmaceutical sales representative employed or contracted (as permitted by the terms of this Agreement) by either Party to conduct Details with respect to the Products in accordance with the terms of this Agreement.

1.122 “Samples” means Product packaged and distributed as a complimentary trial for use by patients and free goods provided for this purpose through coupons or other mechanisms.

1.123 “Senior Officer” means, with respect to Reata, its Chief Executive Officer, and with respect to Abbott, its Executive Vice President, Pharmaceutical Products Group.

1.124 “Study Trademark” means the Trademark(s), if any, to be used to name any Clinical Study for a New Collaboration Candidate or Product and any registrations thereof or any pending applications relating thereto (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates).

1.125 “Study Trademark Costs” means the direct out-of-pocket costs (including the reasonable fees and expenses paid to outside counsel and other Third Parties, and filing and maintenance fees paid to Governmental Authorities) recorded as an expense by a Party or any of its Affiliates in accordance with GAAP after the Effective Date, during the Term of and pursuant to this Agreement that are specifically identifiable or reasonably allocable to the Study Trademarks, including (a) expenses incurred in clearance, filing, registration and maintenance; and (b) expenses incurred in connection with any proceedings related to a Study Trademark, including actions to enforce or defend against challenges or objections to the use or registration of such Study Trademark.

1.126 “Targeted AIM” means any small molecule that activates the Nrf1 or the Nrf2/Keap 1 pathways as its primary mechanism of action.

1.127 “Territory” means all countries and territories of the world.

1.128 “Third Party” means any entity other than Reata or Abbott or an Affiliate of either of them.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.129 “Third Party License” means (a) a license agreement entered into, or to be entered into, by and between a Party or its Affiliate or sublicensee, on the one hand, and a Third Party on the other hand, after the Effective Date to license intellectual property of the Third Party that is reasonably necessary or useful for the Development, Manufacture or Commercialization of any New Collaboration Compound or Product or (b) a license agreement between an Affiliate of a Party that becomes an Affiliate of such Party after the Effective Date, on the one hand, and a Third Party on the other hand, entered into prior to the date that such Affiliate becomes an Affiliate of such Party, to license intellectual property of the Third Party that is reasonably necessary or useful for the Development, Manufacture or Commercialization of any New Collaboration Compound or Product, except in each case ((a) and (b)) for Other Third Party License Agreements.

1.130 “Third Party Payment” means any payment (including upfront payments, milestones and royalties) to any Third Party in respect of any Third Party License that is reasonably allocable to the Development, Manufacture or Commercialization of any New Collaboration Compound or Product.

1.131 “Trademark” shall include any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, service mark, trade name, logo, design mark or domain name, whether or not registered.

1.132 “Trademark Costs” means the direct out-of-pocket costs (including the reasonable fees and expenses paid to outside counsel and other Third Parties, and filing and maintenance fees paid to Governmental Authorities) recorded as an expense by a Party or any of its Affiliates in accordance with GAAP after the Effective Date, during the Term of and pursuant to this Agreement that are specifically identifiable or reasonably allocable to the Product Trademarks, including (a) expenses incurred in clearance, filing, registration and maintenance; and (b) expenses incurred in connection with any proceedings related to a Product Trademark, including actions to enforce or defend against challenges or objections to the use or registration of such Product Trademark.

1.133 “Unilateral Acquired AIM” means, with respect to a Party, (a) any Acquired AIM Controlled by such Party or any of its Affiliates for which a Phase IIb or later Clinical Study had been commenced in the New Collaboration Field as of the time such Acquired AIM came into the Control of such Party or its Affiliate and (b) any Acquired AIM Controlled by an Acquired Affiliate of such Party as of the time such Acquired Affiliate became an Acquired Affiliate of such Party for which a Phase IIb or later Clinical Study had been commenced in the New Collaboration Field as of the time such Acquired Affiliate became an Acquired Affiliate of such Party.

1.134 “Unilateral Development” means Development activities conducted by or on behalf of a Party or any of its Affiliates under a Unilateral Plan.

1.135 “Unilateral Material Amendment” means, with respect to a Unilateral Plan, an amendment to such plan proposed by the applicable Participating Party that proposes to conduct any Development activity that: (a) materially alters the Indication to which the plan is then targeted; (b) could reasonably be expected to have a Material Adverse Effect; and (c) could reasonably be expected to present a Safety Risk.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

1.136 “Unilateral Plan” means, individually and collectively, each Unilateral Exploratory Development Plan, each Unilateral Pre-Phase IIb Plan, each Unilateral Phase IIb Plan, each Unilateral Phase III Plan and each Additional Indication Plan.

1.137 “U.S.” means the United States of America, including all possessions and territories thereof except Puerto Rico and the U.S. Virgin Islands.

1.138 “UT” shall mean the Board of Regents of The University of Texas System and The University of Texas M.D. Anderson Cancer Center.

1.139 “UT 2004 Agreement” shall mean that certain Exclusive Patent License Agreement among UT, Dartmouth, and Reata Discovery, Inc. dated July 15, 2004, a redacted copy of which has been provided to Abbott, as may be amended, supplemented, or restated from time to time.

1.140 “UT 2006 Agreement” shall mean that certain Patent and Technology License Agreement among UT, Dartmouth and Reata, dated February 7, 2006.

1.141 “Valid Claim” means a claim of any issued and unexpired patent whose validity, enforceability, or patentability has not been affected by any of the following: (i) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer, or (ii) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

1.142 Terms Defined in the Agreement.

Term	Section Defined

Abbott	Preamble

Abbott CoC	17.8(b)

Abbott Parent	17.8(d)

Academic Research Agreements	13.2(g)

Additional Amount	11.6(b)

Additional Indication(s)	5.7

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Additional Indication Activities	5.7

Additional Indication Plan	5.7(a)(iii)(1)

Adjusted Required PDEs	7.7(c)(iii)

ADR	17.6(a)

Adverse Ruling	16.4(b)

Aggregate Payments	11.6(b)

Agreement	Preamble

AIM Acquiring Party	5.10

Alliance Manager	2.11

Alternative Indication	4.2(e)(ii)(1)

Anticipated Launch Date	7.4(b)

Arbitrator	11.10

Asia Territory	1.21

Bardoxolone License Agreement	Preamble

Breaching Party	16.4(a)

Change of Control	17.8(d)

Collaboration Patents	12.3(a)

Commercial Summit	7.2

Commercialization Plan	7.4(a)

Committed Sales Force	7.5(a)

Confidential Information	15.1

Contracting Third Party	10.2(c)

Co-Promotion Agreement	7.7(c)(i)

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Co-Promotion Product	7.7(a)

CREATE Act	12.1(e)

Current Products	5.10

Default Notice	16.4(a)

Discovery Research Activities	3.1(a)

Discovery Research Plan	3.1(a)

Dispute	17.6

Effective Date	Preamble

Effective Date AIMs	13.2(b)

Election Notice	5.10(a)

Entity	17.8(d)

EOP2 Meeting	5.5(c)(i)

EOP3 Election Notice	5.6(e)(i)

EOP3 Notification	5.6(e)(i)

EOP3 Opt-In	5.6(e)(i)

Exclusivity Period	10.6(a)

Existing Patents	13.2(a)

Existing Reata License	12.6(b)

Exploratory Development Activities	4.2

Exploratory Development Program	2.1(b)

Exploratory Non-Performing Party	4.3(d)

Exploratory Step-In Party	4.3(d)

FCPA	7.11

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Field Infringement	12.3(d)

Final Launch Readiness Meeting	7.5(c)

First Indication	4.2(e)(ii)(1)

Fixed Indications	4.3(b)

Flexible Indications	4.3(b)

Follow-On Product Candidate	5.8(a)

Humira-Related Indications	11.3(a)

Indemnification Claim Notice	14.4

Indemnified Party	14.4

Initial Indications	4.3(b)

Initial Launch Readiness Meeting	7.5(b)

Initial Product Candidate	5.8(a)

Initial Shortfall Party	7.5(b)

JDC	2.5(a)

JRDI	2.4(a)

JEC	2.3(a)

JEDP Budget Cap	4.3(f)(i)

JMC	2.7(a)

Joint Exploratory Development	4.3(a)

Joint Exploratory Development Indications	4.3(b)

Joint Exploratory Development Plan	4.3(a)

Joint Intellectual Property Rights	12.1(b)

Joint Know-How	12.1(b)

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Joint Patents	12.1(b)

Joint Phase IIb Development	5.5(b)(ii)

Joint Phase IIb Plan	5.5(b)(ii)

Joint Phase III Plan	5.5(d)(iii)

Joint Pre-Phase IIb Development	5.5(a)(iii)

Joint Pre-Phase IIb Plan	5.5(a)(iii)

Joint Product	5.5(d)(iii)

Joint Product Infringement	12.3(b)

JPC	2.8(a)

JSC	2.6(a)

Latin America	1.21

Launch Period	7.8(a)

Lead Commercialization Party or LCP	7.2

Lead Manufacturing Party or LMP	9.2(d)

Losses	14.1

MAA	1.37

Manufacturing Plan	9.2(a)

Manufacturing Process	9.4

Mono Product	1.75(i)

MSL Agreement	7.7(d)

NDA	1.37

New Company	17.8(d)

Non-Breaching Party	16.4(a)

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Non-Participating Exploratory Party	4.4(c)

Non-Participating Phase IIb Party	5.6(b)(i)

Non-Participating Phase III Party	5.6(d)(i)

Non-Participating Pre-Phase IIb Party	5.6(a)(i)

Non-Performing Party	5.5(e)

Non-Proposing Party	5.7(a)(iii)

Opt-Out Notice	5.4(b)

Other Abbott Business	17.8(d)

Other Third Party License Agreements	12.6(c)

Overage Amount	5.5(g)

Overage Recoupment Amount	5.5(g)

Owned Patents	13.2(c)

Participating Exploratory Party	4.4(b)

Participating Phase IIb Party	5.6(b)(i)

Participating Phase III Party	5.6(d)(i)

Participating Pre-Phase IIb Party	5.6(a)(i)

Party or Parties	Preamble

Party Readiness Plan	7.5(a)

Payer Party	11.6(a)

Payer Party Withholding Tax Action	11.6(b)

Payment	11.6(a)

Phase IIb Development	5.5(b)(i)(1)

Phase IIb Plan	5.5(b)(i)(1)

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Phase III Opt-Out	5.5(d)(ii)

Phase III Plan	5.5(d)(i)

Post-Approval Cap	5.5(g)

Post-Approval Commitments	5.5(g)

Pre-Phase IIb Development	5.5(a)(ii)(1)

Pre-Phase IIb Election Notice	5.6(a)(vi)

Pre-Phase IIb Notification	5.6(a)(vi)

Pre-Phase IIb Opt-In	5.6(a)(vi)

Pre-Phase IIb Opt-In Payment	5.6(a)(vi)

Pre-Phase IIb Plan	5.5(a)(ii)(1)

Pre-Phase III Election Notice	5.6(c)(iv)

Pre-Phase III Notification	5.6(c)(iv)

Pre-Phase III Opt-In	5.6(c)(iv)

Pre-Phase III Opt-In Payment	5.6(c)(iv)

Principles	2.2(b)

Product Development Program	2.1(c)

Profit Share Region	5.5(d)(iii)

Projected Product Supply Volume	9.5

Proprietary Pharmaceutical Business	17.8(d)

Proposed Terms	17.6(d)(ii)

Proposing Party	5.7(a)(iii)

Prosecuting Party	12.3(d)

Purchase Price	5.10(d)

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Reata	Preamble

Reata CoC	17.8(a)

Reata Cost Cap	4.3(f)(ii)

Receiving Party	11.6(a)

Recoupment Amount	5.7(a)(iii)(3)

Replaced PDEs	7.5(b)

Required PDEs	7.8

Research Collaboration	3.1(a)

Research Results	3.4

ROW Territory	1.21

Royalty Region	5.6(d)(i)

Sales Force Shortfall	7.5(b)

Selecting Party	7.3(c)(i)

Shortfall Party	7.8

Shortfall Period	7.5(b)

Spin Off Transaction	17.8(d)

Statement Cut-Off Date	5.6(e)(i)

Step-In Party	5.5(e)

Sublicense Revenue	7.3(e)

Supplementing Party	7.5(b)

Support Memorandum	17.6(d)(ii)

Supporting Commercialization Party or SCP	7.2

Technology Transfer	9.4

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Term	16.1

Third Party Agreement	10.2(c)

Third Party Claims	14.1

Threshold Amount	11.6(c)

Unilateral Discovery	3.2

Unilateral Discovery Plan	3.2

Unilateral Exploratory Development	4.4(a)

Unilateral Exploratory Development Plan	4.4(b)

Unilateral Phase IIb Development	5.6(b)(i)

Unilateral Phase IIb Plan	5.6(b)(iii)

Unilateral Phase III Development	5.6(d)(i)

Unilateral Phase III Plan	5.6(d)(ii)

Unilateral Pre-Phase IIb Development	5.6(a)(i)

Unilateral Pre-Phase IIb Plan	5.6(a)(ii)

Unilateral Product	5.6(d)(i)

Unilateral Product Infringement	12.3(c)

ARTICLE 2

COLLABORATION OVERVIEW; GOVERNANCE

2.1 Overview of Collaboration. The Parties shall undertake a collaboration under this Agreement consisting, in general, of the following major components:

(a) a research collaboration, for the purpose, inter alia, of characterizing New Collaboration Compounds and designating Lead Compounds, under the direction of the Joint Research and Development Incubator, and in accordance with a research plan agreed upon by the Parties, as further set forth in Article 3;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) an exploratory Development program (the “Exploratory Development Program”) encompassing the following activities: (i) the characterization of Lead Compounds and designation of Lead Compounds as Development Candidates; (ii) the conduct of Phase I Clinical Studies with respect to such Development Candidates; (iii) the conduct of Indication Survey Studies in various Indications, including the Initial Indications (as described in Section 4.3(c)) with respect to such Development Candidates; and (iv) the evaluation of the results of Indication Survey Studies and such Development Candidates in order to determine which Development Candidates should be designated as Product Candidates for further Development in a selected Indication and, where successful, seeking and obtaining Regulatory Approval, as further set forth in Article 4;

(c) on a Product Candidate-by-Product Candidate basis, at the time of designation of a Development Candidate as a Product Candidate for its selected Indication, a later stage development program for each such Product Candidate (each, a “Product Development Program”) which includes all Clinical Studies and Non-Clinical Studies for such Product Candidate with the goal of obtaining Regulatory Approval for Products containing such Product Candidate, in each case under the oversight of the applicable JDC and in accordance with Article 5 and the other terms of this Agreement; and

(d) for jointly-funded Products, shared Commercialization and profit sharing of such Products within a Profit Share Region under the oversight of the applicable JMC and the JEC, and pursuant to a Commercialization Plan, in accordance with Articles 7 and 11 and the other terms of this Agreement; and for unilaterally-funded Products, unilateral Commercialization of such Products in the Royalty Regions, with a royalty paid to the non- funding party, as set forth in Articles 8 and 11 and the other terms of this Agreement.

2.2 General Principles Governing the Collaboration.

(a) General Guidelines. The Parties intend for the following guidelines to apply generally to the Parties’ activities hereunder (but in the event of any conflict between a provision of this Agreement (including the Principles) and these guidelines, the specific provisions of this Agreement (including the Principles) shall control): (i) the Parties intend in the allocation of tasks and activities hereunder, to utilize the then-prevailing infrastructure, expertise and experience of each Party with respect to specific Development, Commercialization, Manufacturing and regulatory activities hereunder; (ii) the Parties intend that each Party be allowed through this Agreement and its activities assigned or undertaken hereunder, to build its infrastructure for Development and Commercialization activities if it reasonably elects; provided that the other Party is not required to share in the build-out costs of any such infrastructure; (iii) the Parties intend to avoid unnecessary duplication of resources while being mindful of the general guideline set forth in clause (ii); and (iv) the Parties intend to maximize the flow of information between the Parties relating to their activities hereunder.

(b) Decision-Making Principles. All decision-making hereunder shall be conducted in accordance with the following principles (collectively, the “Principles”): [***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

2.3 Joint Executive Committee.

(a) Formation; Composition. The Parties shall establish a Joint Executive Committee (the “JEC”). Each Party shall initially appoint up to three (3) representatives to the JEC, each of whom will have sufficient seniority within the applicable Party to make decisions arising within the scope of the JEC’s responsibilities. The Parties’ initial representatives to the JEC are set forth on Schedule 2.3. The JEC may change its size from time to time by mutual consent of its members. The JEC may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent with this Agreement) to participate in the discussions and meetings of the JEC, provided that such participants shall have no voting authority at the JEC. The JEC shall have a chairperson, who shall serve for a term of one year, and who shall be selected alternately, on an annual basis, by Reata or Abbott. The initial chairperson shall be selected by Abbott. The role of the chairperson shall be to convene and preside at meetings of the JEC, to prepare and circulate agendas and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JEC representatives. The JEC shall have a vice chairperson, who shall serve for a term of one year (and who then shall serve as chairperson), and who shall be selected alternately, on an annual basis, by Abbott or Reata. The initial vice chairperson shall be selected by Reata. The role of the vice chairperson shall be to consult with and assist the chairperson in the carrying out of the chairperson’s duties.

(b) Specific Responsibilities of the JEC. The JEC shall provide strategic guidance to and oversee both Parties’ activities under this Agreement and under the Bardoxolone License Agreement, facilitate communications between the Parties with respect to the Development, Manufacture, and Commercialization of Products in the New Collaboration Field in the Territory under this Agreement and in the Previously Licensed Field under the Bardoxolone License Agreement, and provide a forum for addressing disputes in each of the JRDI, JDCs, JSC, JPC and JMCs under this Agreement, as well as the Existing JDC and Existing JMC under the Bardoxolone License Agreement. In particular, the JEC shall:

[***].

2.4 Joint Research and Development Incubator.

(a) Formation; Composition. The Parties shall establish a Joint Research and Development Incubator (the “JRDI”). The initial representatives of the JRDI are set forth on Schedule 2.4. Each Party initially shall have four (4) representatives to the JRDI, with each representative having knowledge and sufficient expertise in research and early stage development of products similar to the Products and having sufficient seniority within the applicable Party to make decisions arising with the scope of the JRDI’s responsibilities, including one (1) research and discovery leader, one (1) pre-clinical leader, one (1) clinical leader and one (1) regulatory leader from each Party who have multi-therapeutic responsibilities within such Party. The JRDI may change its size from time to time by mutual consent of its members, provided that the JRDI shall consist at all times of an equal number of representatives of each of Reata and Abbott. The JRDI may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

with this Agreement) to participate in the discussions and meetings of the JRDI, provided that such participants are involved in activities related to the Research Collaboration and shall have no voting authority at the JRDI. The JRDI shall have a chairperson, who shall serve for a term of one year, and who shall be selected alternately, on an annual basis, by Reata or Abbott. The initial chairperson shall be selected by Reata. The role of the chairperson shall be to convene and preside at meetings of the JRDI, to prepare and circulate agendas and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JRDI representatives. The JRDI shall have a vice chairperson, who shall serve for a term of one year (and who then shall serve as chairperson), and who shall be selected alternately, on an annual basis, by Abbott or Reata. The initial vice chairperson shall be selected by Abbott. The role of the vice chairperson shall be to consult with and assist the chairperson in the carrying out of the chairperson’s duties.

(b) Specific Responsibilities of the JRDI. The JRDI shall oversee the Research Collaboration and all Unilateral Discovery during the Exclusivity Period; oversee the Development of Lead Compounds under the Exploratory Development Program; designate Lead Compounds as Development Candidates; oversee further Development of Development Candidates until designation as Product Candidates (or abandonment) under the Exploratory Development Program; and coordinate the Development activities of the Parties under the Joint Exploratory Development Plan and Unilateral Exploratory Development Plan. In particular, the JRDI shall:

[***].

2.5 Joint Development Committees.

(a) Formation; Composition. Promptly following the designation of a Product Candidate for a particular Indication, the Parties shall establish a separate Joint Development Committee for such Product Candidate (each, a “JDC”). The Parties contemplate that there will be a separate JDC for each Product Candidate. Each Party shall initially appoint three (3) representatives to each JDC, with each representative having knowledge and expertise in the development of products similar to the applicable Product Candidate and having sufficient seniority within the applicable Party to make decisions arising with the scope of each JDC’s responsibilities, and at least one (1) of whom shall have expertise in regulatory affairs. Each JDC may change its size from time to time by mutual consent of its members, provided that each JDC shall consist at all times of an equal number of representatives of each of Reata and Abbott. Each JDC may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent with this Agreement) to participate in the discussions and meetings of such JDC, provided that such participants are involved in activities related to Product Candidates or Products and shall have no voting authority on such JDC. The Parties intend for one (1) representative of the applicable JMC from each Party to attend the regular JDC meetings. Each JDC shall have a chairperson, who shall serve for a term of one year, and who shall be selected alternately, on an annual basis, by Reata or Abbott. The initial chairperson for the JDC for the first Product Candidate shall be selected by Reata, and the initial chairperson for the JDC for the second

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Product Candidate shall be selected by Abbott, with the initial chairperson for each later Product Candidate to be selected by alternating Parties. The role of the chairperson shall be to convene and preside at meetings of the applicable JDC, to prepare and circulate agendas and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JDC representatives. Each JDC shall have a vice chairperson, who shall serve for a term of one year (and who then shall serve as chairperson), and who shall be selected alternately, on an annual basis, by Abbott or Reata. The initial vice chairperson for the JDC for the first Product Candidate shall be selected by Abbott, and the initial chairperson for the JDC for the second Product Candidate shall be selected by Reata, with the initial chairperson for each later Product Candidate to be selected by alternating Parties. The role of the vice chairperson shall be to consult with and assist the chairperson in the carrying out of the chairperson’s duties.

(b) Specific Responsibilities of the JDC. Each JDC shall oversee Development of the applicable Product Candidate under the Product Development Program. In particular, such JDC shall:

[***].

2.6 Joint Supply Committee.

(a) Formation; Composition. Promptly following the first EOP2 Meeting for a Product Candidate, the Parties shall establish a Joint Supply Committee (the “JSC”). Each Party shall initially appoint three (3) representatives to the JSC, with each representative having knowledge and expertise in the manufacturing of products similar to the Products and having sufficient seniority within the applicable Party to make decisions arising with the scope of the JSC’s responsibilities. The JSC may change its size from time to time by mutual consent of its members, provided that the JSC shall consist at all times of an equal number of representatives of each of Reata and Abbott. The JSC may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

with this Agreement) to participate in the discussions and meetings of the JSC, provided that such participants are involved in activities related to Product Candidates or Products and shall have no voting authority on the JSC. The JSC shall have a chairperson, who shall serve for a term of one year, and who shall be selected alternately, on an annual basis, by Reata or Abbott. The initial chairperson for the Joint Supply Committee shall be selected by Abbott. The role of the chairperson shall be to convene and preside at meetings of the JSC, to prepare and circulate agendas and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JSC representatives. The JSC shall have a vice chairperson, who shall serve for a term of one year (and who then shall serve as chairperson), and who shall be selected alternately, on an annual basis, by Abbott or Reata. The initial vice chairperson for the Joint Supply Committee shall be selected by Reata. The role of the vice chairperson shall be to consult with and assist the chairperson in the carrying out of the chairperson’s duties.

(b) Specific Responsibilities of the Joint Supply Committee. The JSC shall oversee any late-stage CMC Development activities and the Manufacture of late-stage clinical and commercial supply of Product Candidates and Joint Products. In particular, the Joint Supply Committee shall:

[***].

2.7 Joint Marketing Committee.

(a) Formation; Composition. Promptly following the designation of a Product Candidate, the Parties shall establish a Joint Marketing Committee for such Product Candidate and Products containing such Product Candidate (each, a “JMC”). The Parties contemplate that there will be a separate JMC for each Product Candidate. Each Party shall initially appoint three (3) representatives to each JMC, with each representative having knowledge and expertise in the commercialization of products similar to the Products and having sufficient seniority within the applicable Party to make decisions arising with the scope of such JMC’s responsibilities. Each JMC may change its size from time to time by mutual consent of its members, provided that such JMC shall consist at all times of an equal number of representatives of each of Reata and Abbott. Each JMC may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent with this Agreement) to participate in the discussions and meetings of such JMC, provided that such participants are involved in activities related to Product Candidates or Products and shall have no voting authority on such JMC. Each JMC shall have a chairperson, who shall serve for a term of one year, and who shall be selected alternately, on an annual basis, by Reata or Abbott. The initial chairperson for the JMC for the first Product Candidate shall be selected by Abbott, and the initial chairperson for the JMC for the second Product Candidate shall be selected by Reata, with the initial chairperson for JMC for each later Product Candidate to be selected by alternating Parties. The role of the chairperson shall be to convene and preside at meetings of the applicable JMC, to prepare and circulate agendas and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JMC representatives. Each JMC shall have a vice chairperson, who shall serve for a

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

term of one year (and who then shall serve as chairperson), and who shall be selected alternately, on an annual basis, by Abbott or Reata. The initial vice chairperson for the JMC for the first Product Candidate shall be selected by Reata, and the initial chairperson for the JMC for the second Product Candidate shall be selected by Abbott, with the initial chairperson for JMC for each later Product Candidate to be selected by alternating Parties. The role of the vice chairperson shall be to consult with and assist the chairperson in the carrying out of the chairperson’s duties.

(b) Specific Responsibilities of the Joint Marketing Committee. Each JMC shall oversee the Commercialization of Products containing the applicable Product Candidate in the Territory. In particular, the JMC shall:

[***].

2.8 Joint Patent Committee.

(a) Formation; Composition. The Parties shall establish a Joint Patent Committee (the “JPC”). Each Party shall initially appoint three (3) representatives to the JPC, with each representative having knowledge and expertise in intellectual property protection and strategy and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JPC’s responsibilities. The JPC may change its size from time to time by mutual consent of its members, provided that the JPC shall consist at all times of an equal number of representatives of each of Reata and Abbott. The JPC may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent with this Agreement) to participate in the discussions and meetings of the JPC, provided that such participants are involved in activities related to Product Candidates or Products and shall have no voting authority at the JPC. The JPC shall have a chairperson, who shall serve for a term of one year, and who shall be selected alternately, on an annual basis, by Reata or Abbott. The initial chairperson shall be selected by Reata. The role of the chairperson shall be to convene and preside at meetings of the JPC, to prepare and circulate agendas and to ensure the preparation of minutes, but the chairperson shall have no additional powers or rights beyond those held by the other JPC representatives. The JPC shall have a vice chairperson, who shall serve for a term of one year (and who then shall serve as chairperson), and who shall be selected alternately, on an annual basis, by Abbott or Reata. The initial vice chairperson shall be selected by Abbott. The role of the vice chairperson shall be to consult with and assist the chairperson in the carrying out of the chairperson’s duties.

(b) Specific Responsibilities of the Joint Patent Committee. The JPC shall oversee and coordinate all Patent-related matters under this Agreement and the Bardoxolone License Agreement. In particular, the Joint Patent Committee shall:

[***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

2.9 General Provisions Applicable to Committees.

(a) Replacement of Representatives. Each Party shall provide the other Party with [***]-day written notification prior to the replacement of any of its representatives on any Committee set forth in this Article 2 or otherwise established pursuant to this Agreement, and shall consider in good faith any reasonable comments from the other Party with respect to such replacement. In the event the proposed incoming representative is of a lower seniority than or possesses different operational expertise from the outgoing representative and the Party not proposing such replacement objects to such replacement, then such replacement shall not become effective until the Parties’ representatives on the JEC (or, in the event such proposed representative is a representative of the JEC, the Parties’ Senior Officers) have had a chance to discuss such proposed replacement and attempt to resolve such matter in good faith for a period of not less than [***] days.

(b) Meetings and Minutes. Each Committee shall meet [***], or as otherwise agreed to by the Parties, with the location of such meetings alternating between locations designated by Reata and locations designated by Abbott (with the location of the initial meeting determined by Party whose representative is the initial chairperson). The chairperson of the Committee shall be responsible for calling meetings on no less than [***] Business Days’ notice. Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed items at least [***] Business Days in advance of the applicable meeting; provided that under exigent circumstances requiring input by the Committee, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the other Party consents to such later addition of such agenda items or the absence of a specific agenda for such meeting, such consent not to be unreasonably withheld or delayed. The chairperson of the Committee shall prepare and circulate for review and approval of the Parties minutes of each meeting within [***] days after the meeting. The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the Committee.

(c) Procedural Rules. Each Committee shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement. A quorum of the Committee shall exist whenever there is present at a meeting at least one (1) representative appointed by each Party. Members of a Committee may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants; provided that at least one meeting of the JEC shall be held in person each year. Each Committee shall take action by consensus of the members present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance, or by a written resolution signed by at least one (1) representative appointed by each Party.

(d) Dispute Resolution. If a Committee other than the JEC cannot, or does not, reach consensus on an issue within a period of [***] Business Days or such other period as may be set forth in this Agreement with respect to particular disputes in such Committee or as the Parties may agree, then the dispute shall be referred to the JEC for resolution. If the JEC

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

cannot, or does not, reach consensus on an issue within a period of [***] Business Days or such other period as the Parties may agree, then, with respect to any provision of this Agreement that specifically provides for the resolution of certain disputes in the JEC in a particular manner, the procedures in such provision shall apply, and with respect to any other dispute in the JEC, the dispute resolution provisions set forth in Section 17.6 shall apply. Any provision in the Agreement that refers to the approval, authorization, determination, decision, selection, designation, allocation or similar action by a Committee with respect to a matter shall be deemed to mean the approval, authorization, determination, decision selection, designation, allocation or similar action by such Committee with respect to such matter subject to the dispute resolution procedures of this Section 2.9(d), whether or not explicitly stated.

(e) Limitations on Authority. Each Party shall retain the rights, powers, and discretion (including final decision-making authority with respect to certain disputes) granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Committee unless the Parties expressly so agree in writing. No Committee shall have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Section 17.9 or compliance with which may only be waived as provided in Section 17.12.

2.10 Good Faith. In conducting themselves on Committees, and in exercising their rights under this Article 2, all representatives of both Parties shall consider diligently, reasonably and in good faith all input received from the other Party, and shall use reasonable efforts to reach consensus on all matters before them. Notwithstanding anything to the contrary in this Agreement, neither Party nor any of its Affiliates shall be required to take, or shall be penalized for not taking, any action that such Party reasonably believes is not in compliance with Applicable Law.

2.11 Appointment of Alliance Managers. Each Party shall appoint an appropriately qualified individual to serve as alliance manager (each, an “Alliance Manager”) under both this Agreement and the Bardoxolone License Agreement. Such persons shall endeavor to assure clear and responsive communication between the Parties and the effective exchange of Information, and may serve as a single point of contact for any matters arising under this Agreement. Alliance Managers may attend all meetings between the Parties, including Committee meetings, and shall also work together to resolve any deadlock between the Parties in accordance with the procedures set forth in this Agreement; provided, however, that the Alliance Managers shall not be members of any Committee established pursuant to this Agreement and shall not have final decision-making authority with respect to any matter. Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. From time to time, the Committees under this Agreement and the Existing JDC and Existing JMC under the Bardoxolone License Agreement shall, through the Alliance Managers and the JEC, raise any strategic issues affecting the Development, Manufacture or Commercialization of Products under this Agreement and Licensed Products under the Bardoxolone License Agreement.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

2.12 Discontinuation of Participation on a Committee. Each Committee shall continue to exist until the first to occur of (a) the Parties mutually agreeing to disband the Committee, and (b) [***], such affected Committee shall have no further force and effect or obligations under this Agreement but all decisions formerly made within or by such Committee shall become a decision as between the Parties, with any final decision authority previously vested in a Party’s members on such Committee to be vested in the same Party, and thereafter any requirement of a Party to provide Information or other materials to such Committee shall be deemed a requirement to provide such Information or other materials to the other Party.

2.13 Possession Arrow Decision Making.

(a) The Parties shall alternate in making all Possession Arrow Decisions hereunder, with such alternation being made solely by the order of occurrence of such Possession Arrow Decision, regardless of the nature of such Possession Arrow Decision. The Party making a Possession Arrow Decision shall exercise reasonable good faith judgment consistent with the Principles. [***] shall have the right to make the first Possession Arrow Decision.

(b) The Parties’ Alliance Managers shall, collectively, be responsible for the record keeping as to the Parties’ exercise of their respective Possession Arrow Decision making authorities. At any time a Party exercises such Possession Arrow Decision making authority, such Party shall provide written notification to the other Party and the Parties’ Alliance Managers of such decision, the date such decision was made through such Possession Arrow Decision making authority, and the identity of the Party exercising such Possession Arrow Decision making authority. The Alliance Managers shall record such information and shall provide a copy of such information to the JEC for its record and information. At each regular meeting of the JEC, the JEC shall review the list of Possession Arrow Decisions made by the Parties since its last meeting to ensure its accuracy.

ARTICLE 3

RESEARCH PROGRAM

3.1 Research Collaboration; Discovery Research Plan.

(a) The Parties shall conduct a research collaboration (the “Research Collaboration”) to: (i) characterize the New Collaboration Compounds with the goal of identifying and designating Lead Compounds in addition to the Existing Lead Compounds for pursuit as potential Development Candidates under the Exploratory Development Program; and (ii) conduct research to discover NextGen Targeted AIMs (the activities under clauses (i) and (ii) collectively, “Discovery Research Activities”); all in accordance with a research plan agreed upon by the Parties and attached hereto as Schedule 3.1 (as the same may be amended from time to time in accordance with the terms hereof, the “Discovery Research Plan”).

(b) Each Party shall perform the Discovery Research Activities assigned to it in the Discovery Research Plan, and shall do so in accordance with the Discovery Research Plan by allocating sufficient time, effort, equipment, and skilled personnel to complete such Discovery Research Activities successfully and promptly. The Parties understand and acknowledge that neither Party can guarantee the outcome or results of any Discovery Research Activities under the Discovery Research Plan.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) Each Party shall be responsible for all costs in connection with the performance of the activities assigned to it under the Discovery Research Plan, and such costs shall not count towards the Cap, in each case unless otherwise agreed by the Parties.

(d) Either Party may propose an amendment to its activities under the Discovery Research Plan by submitting such proposed amendment to the JRDI for its review and comment. The proposing Party shall consider the JRDI’s comments in good faith, [***]. For clarity, any amendment proposed by a Party that would delete, change the nature of, reduce or add to the activities then-assigned to the other Party under the Discovery Research Plan [***].

3.2 Unilateral Discovery. Prior to the expiration of the Research Term, the Parties shall discuss in good faith as to whether the Parties will extend the Research Term. In the event both Parties wish to continue the Research Collaboration, the Parties shall amend the Discovery Research Plan to extend the Research Term and to include additional Discovery Research Activities to be conducted by the Parties under the Research Collaboration. In the event one Party does not wish to continue the Research Collaboration, but the other Party desires to conduct additional Discovery Research Activities, the Research Term [***]. All Targeted AIMs discovered, characterized or optimized in the course of any Unilateral Discovery during the Exclusivity Period shall become part of the New Collaboration Compound Pool and subject to the same terms and conditions as all other New Collaboration Compounds under this Agreement. A Party shall not be required to submit to the JRDI for its review and comment a plan for unilaterally conducting additional Discovery Research Activities after the Exclusivity Period.

3.3 Initial Information Sharing. The Parties shall cooperate to effect a substantially complete transfer of Information relating to all Targeted AIMs Controlled by each Party and its Affiliates as of the Effective Date (including the FirstGen Targeted AIMs) within [***] days following the Effective Date to the extent such Information has not been provided previously, which transfer shall include discussions between the appropriate personnel of each Party. In addition, during the Term, each Party promptly shall provide to the other Party such Information relating to New Collaboration Compounds Controlled by such providing Party or its Affiliates as needed or as may be reasonably requested by the other Party from time to time.

3.4 New Information Sharing and Designation of Lead Compound. Each Party promptly shall share with the other Party, through the JRDI, all Information generated and results achieved in conducting or as a result of conducting activities under the Discovery Research Plan or any Unilateral Discovery Plan (the “Research Results”), and the JRDI shall use such Research Results to determine whether a New Collaboration Compound should be designated a Lead Compound and whether additional research activities should be conducted on a New Collaboration Compound in order to help make such determination. If, within a [***]-day period, the JRDI cannot come to agreement on whether a New Collaboration

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Compound should be designated as a Lead Compound, such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then: (a) [***] or (b) [***]; provided that in each case each Party’s rights to conduct Development with respect to any such Lead Compound shall be only as set forth under the Exploratory Development Program and Product Development Program under Articles 4 and 5.

3.5 Compliance. Each Party shall perform or cause to be performed, any and all of its activities under the Discovery Research Plan or any Unilateral Discovery Plan in a good scientific manner and in compliance with Applicable Law.

3.6 Records. Each Party shall maintain, or cause to be maintained, records of its activities under the Discovery Research Plan and its Unilateral Discovery Plans in accordance with Applicable Law and in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of such activities, and which shall be retained by such Party for at least [***] years after the termination of this Agreement, or for such longer period as may be required by Applicable Law. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that a Party reasonably determines that such records contain Confidential Information that is not licensed to the other Party.

ARTICLE 4

EXPLORATORY DEVELOPMENT PROGRAM

4.1 General Scope. The Parties shall undertake any and all Exploratory Development Activities with respect to any New Collaboration Compound, either unilaterally or jointly, only as a Lead Compound or Development Candidate under the Exploratory Development Program in accordance with this Article 4.

4.2 Elements of Exploratory Development Program. The Exploratory Development Program consists of the elements set forth in this Section 4.2 (collectively, the “Exploratory Development Activities”), to be conducted as either Joint Exploratory Development under Section 4.3 or as Unilateral Exploratory Development under Section 4.4.

(a) Characterization and Evaluation of Lead Compounds. Under the Exploratory Development Program, the Parties (either jointly or unilaterally) will conduct Non-Clinical Studies (such as in vivo pharmacodynamics studies, pharmacological studies and ADMET studies) to characterize Lead Compounds, to determine whether any such Lead Compounds should be designated as Development Candidates for IND-enabling Non-Clinical Studies and potentially for Clinical Studies. The plan for the initial undertaking to characterize the Existing Lead Compounds is set forth in the Joint Exploratory Development Plan. The Parties anticipate that the characterization of other Lead Compounds (beyond those identified in Schedule 1.45), as they become designated as such, will also be conducted, either jointly as part of an amended Joint Exploratory Development Plan in accordance with Section 4.3(a), or unilaterally as part of a Unilateral Exploratory Development Plan in accordance with Section 4.4.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Designation of Lead Compounds as Development Candidates. The JRDI shall evaluate the results generated from the Non-Clinical Studies conducted as described in Section 4.2(a) (whether jointly or unilaterally) pertaining to each Lead Compound to determine whether to designate such Lead Compound as a Development Candidate. If the JRDI cannot agree on whether a Lead Compound shall be designated as a Development Candidate within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***])-day period [***].

(c) IND-Enabling Studies for Development Candidate. For each Development Candidate, the Parties (jointly or unilaterally) may conduct IND-enabling Non- Clinical Studies (such as pharmacokinetics studies, metabolism studies, toxicology studies and genotoxicity studies) to characterize such Development Candidate and to determine whether to further pursue Development of such Development Candidate in Phase I Clinical Studies. The plan for the initial undertaking to characterize the Development Candidates existing as of the Effective Date is set forth in the Joint Exploratory Development Plan. The Parties anticipate that the characterization of other Development Candidates, as they become designated as such during the course of this Agreement, will also be conducted, either jointly as part of an amended Joint Exploratory Development Plan in accordance with Section 4.3(a), or unilaterally as part of a Unilateral Exploratory Development Plan in accordance with Section 4.4.

(d) Filing of IND for Development Candidates. For each Development Candidate, the JRDI shall evaluate the results generated from the IND-enabling Non-Clinical Studies conducted as described in Section 4.2(c) (whether jointly or unilaterally) pertaining to such Development Candidate to determine whether to file an IND for such Development Candidate in order to further Develop such Development Candidate in Phase I Clinical Studies. If the JRDI cannot agree on whether an IND should be filed for a Development Candidate within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***])-day period [***].

(e) Phase I and Phase II Clinical Studies.

(i) Phase I and Phase II Clinical Studies for Each Development Candidate. The Parties (jointly or unilaterally) may Develop each Development Candidate in Phase I Clinical Studies for which an IND has been filed. The JRDI shall evaluate the results obtained from such Phase I Clinical Studies and determine whether to further Develop such Development Candidate in Indication Survey Studies as described in Section 4.2(e)(ii) below or other Phase II Clinical Studies to further characterize such Development Candidate prior to it being designated, if at all, as a Product Candidate.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(ii) Designation of Product Candidates and Selection of Indication. Subject to Section 5.5(a), which sets forth the decision making process as to the commencement of a particular jointly conducted Phase IIb Clinical Study, the Parties shall not commence any Phase IIb Clinical Study for a Development Candidate unless and until such Development Candidate is first designated as a Product Candidate pursuant to this Section 4.2(e)(ii) for a particular Indication. At any time after [***], the JRDI may recommend to the JEC to designate such Development Candidate as a Product Candidate, together with the potential Indication(s) in which it proposes to further Develop such Development Candidate as a Product Candidate for the purpose of obtaining Regulatory Approval for such Product Candidate in such Indication(s), and a list of proposed Related Indications to such Indication(s), together with Clinical Data and other results supporting such recommendation. [***]. If the JRDI cannot agree on whether or for which Indication(s) it will recommend a particular Development Candidate to the JEC, or if the JRDI cannot agree on the list of Related Indications for any such Indication, then either Party’s representatives on the JRDI may proceed to make such recommendation and each Party’s representatives on the JRDI may recommend to the JEC the Indication(s) for which it wishes to further Develop such Development Candidate and the list of Related Indications, or recommend to the JRDI that such Development Candidate not be further Developed in any such Indications. The JEC shall review such recommendations and determine: (A) whether to designate such Development Candidate as a Product Candidate; (B) if so, in which Indication(s) to further Develop such Development Candidate as a Product Candidate for the purpose of obtaining Regulatory Approval and (C) the list of Related Indications for such Indication(s) (other than the Related Indications for the Initial Indications as of the Effective Date, which are set forth in the Joint Exploratory Development Plan). If the JEC cannot agree on whether a Development Candidate shall be designated as a Product Candidate, or for which Indication(s) such Development Candidate shall be further Developed, or the list of Related Indications, within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then [***]:

(1) if such Development Candidate is a FirstGen Targeted AIM that has been Developed under a Joint Exploratory Development Plan directly preceding such determination (or Developed by Reata in an Alternative Indication pursuant to this Section 4.2(e)(ii)(1)), Reata shall have the final decision-making authority on whether such Development Candidate shall be designated as a Product Candidate, and if so, the Indication for which it will be Developed and up to two (2) Indications as Related Indications thereof (except that the Related Indications for the Initial Indications as of the Effective Date shall be as set forth in the most current Joint Exploratory Development Plan, and may only be changed with the mutual agreement of both Parties), exercising reasonable good faith judgment consistent with the Principles. Notwithstanding the foregoing, if Abbott proposed that such Development Candidate should be designated as a Product Candidate for a particular Indication (the “First Indication”), and Reata in the exercise of its final decision-making authority

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

determines not to confer Product Candidate status on such Development Candidate for such First Indication or any other then-eligible Indication, then at the time Reata exercises such final decision-making authority [***] must inform [***] in writing whether [***]. For the purpose of this Section 4.2(e)(ii)(1), Section 4.2(e)(ii)(2) and Section 4.2(e)(ii)(3), an “Alternative Indication” means, as to a given Development Candidate, either (A) any Initial Indication or any of its Related Indications, or (B) an Indication that is expected by the Parties, in good faith, on the basis of market data from a recognized provider such as IMS Health, to have anticipated aggregate annual Net Sales for the Product containing such Development Candidate in the Territory in any [***] ([***]) of the [***] full Calendar Years immediate following the launch date of such Product of at least [***] Dollars ($[***]) for such Calendar Year;

(2) if such Development Candidate is a NextGen Targeted AIM that has been Developed under a Joint Exploratory Development Plan directly preceding such determination (or Developed by Reata in an Alternative Indication pursuant to this Section 4.2(e)(ii)(2)), then [***]. Notwithstanding the foregoing, if [***] proposed that such Development Candidate should be designated as a Product Candidate for a First Indication, and [***] in the exercise of its final decision-making authority determines not to confer Product Candidate status on such Development Candidate for such First Indication or any other then-eligible Indication, then at the time [***] exercises such final decision-making authority [***] must inform [***] in writing [***];

(3) if such Development Candidate is a NextGen Targeted AIM that has been Developed under a Joint Exploratory Development Plan directly preceding such determination (or Developed by the decision-making Party in an Alternative Indication pursuant to this Section 4.2(e)(ii)(3)), then, after the Initial Studies Period, [***] shall have the final determination as to whether such Development Candidate shall be designated as a Product Candidate, and if so, the Indication for which it will be Developed [***]), exercising reasonable good faith judgment consistent with the Principles. Notwithstanding the foregoing, if at the time of such decision-making the other Party proposed that such Development Candidate should be designated as a Product Candidate for a First Indication, and the Party [***] in the exercise of its final decision-making authority determines not to confer Product Candidate status on such Development Candidate for such First Indication or any other then-eligible Indication, then at the time the decision-making Party exercises such final decision-making authority the decision-making Party must inform the other Party in writing [***];

(4) if such Development Candidate is a FirstGen Targeted AIM or NextGen Targeted AIM developed under a Party’s Unilateral Exploratory Development Plan, then the Participating Exploratory Party shall have the final decision- making authority on whether such Development Candidate shall be designated as a Product Candidate, and if so, the Indication(s) for which it will be Developed and [***];

provided that, in each case of (1), (2), (3) and (4) above, neither Party may exercise its final decision-making authority to determine to Develop a particular Product Candidate in more than [***] Indication without the other Party’s written consent, except as otherwise provided in Section 5.7. Once a Development Candidate is designated a Product Candidate, its further Development shall be governed by the applicable Joint Development Committee and in accordance with Article 5.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

4.3 Joint Exploratory Development.

(a) Joint Exploratory Development Plan; Amendment. The Parties have agreed on a joint exploratory development plan, attached to this Agreement as Schedule 4.3(a), that sets forth (i) the plans for characterization of Lead Compounds and Development Candidates existing as of the Effective Date; (ii) the Initial Indications in which the Parties intend to conduct Indication Survey Studies; (iii) the general parameters of such Indication Survey Studies, including number of participants and duration of treatment; (iv) the Related Indications for the Initial Indications as determined by the Parties as of the Effective Date; and (v) overall budget for such activities (such plan, the “Joint Exploratory Development Plan”, and such Development activities, the “Joint Exploratory Development”). From time to time, the Parties may amend the Joint Exploratory Development Plan to include other similar activities within the scope of Exploratory Development Activities that the Parties agree to jointly conduct and fund. To that end, either Party may propose any amendment to the Joint Exploratory Development Plan to the JRDI (including adding newly designated Lead Compounds for characterization in Non-Clinical Studies, adding newly designated Development Candidates for characterization in IND-enabling Non-Clinical Studies or adding or changing Indications for Indication Survey Studies), and any such amendment shall be effective upon the approval of the JRDI. If the JRDI cannot agree on any such proposed amendment within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then: (A) [***]; and (B) [***].

(b) Joint Exploratory Development Indications; Initial Indications. The Parties agree to jointly fund and conduct, in accordance with Sections 4.3(d) and 4.3(f), Indication Survey Studies for certain Indications as set forth in the Joint Exploratory Development Plan (the “Joint Exploratory Development Indications”). As of the Effective Date, the Parties have agreed on [***] Joint Exploratory Development Indications, as set forth in the Joint Exploratory Development Plan attached to this Agreement as of the Effective Date (the “Initial Indications”). The Initial Indications consist of [***] Indications identified as such in the Joint Exploratory Development Plan attached to this Agreement as of the Effective Date which are fixed as of the Effective Date (the “Fixed Indications”), and [***] Indications identified as such in the Joint Exploratory Development Plan attached to this Agreement as of the Effective Date which the Parties understand and acknowledge may be substituted for other Indications as the Joint Exploratory Development Plan progresses (the “Flexible Indications”). As of the Effective Date, the Parties have also agreed on the Related Indications for the Initial Indications, as set forth in the Joint Exploratory Development Plan attached to this Agreement as of the Effective Date. From time to time, either Party may propose to the JRDI any amendment to the Joint Exploratory Development Plan proposing any addition, deletion or substitution of a Joint Exploratory Development Indication, and any such amendment shall be effective upon the approval of the JRDI. If the JRDI cannot agree on any

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

such proposed amendment within a ([***])-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then the following shall apply:

[***].

(c) Indication Survey Studies. For each Initial Indication, the Parties shall, in accordance with Section 4.3(d), conduct one or more Indication Survey Studies to assess the merit of treating such particular Indication with the Targeted AIM approach using Development Candidates for which an IND has been filed and a Phase I Clinical Study has been completed. The general approach for the joint conduct of Indication Survey Studies in the Initial Indications is set forth in the Joint Exploratory Development Plan. The JRDI shall determine the use of a particular Development Candidate for the conduct of Indication Survey Studies for a particular Indication under the Joint Exploratory Development Plan. In making such determination, the JRDI may use the same Development Candidate in multiple Indication Survey Studies conducted for more than one (1) Indication, with the understanding that the use of a particular Development Candidate in the Indication Survey Study for an Indication may not result in the Development of such Development Candidate as a Product Candidate in such Indication, and that such Development Candidate may not ultimately be Developed as a Product Candidate in any of such Indications. If the JRDI cannot agree on which Development Candidate should be used to conduct an Indication Survey Study under the Joint Exploratory Development Plan for a particular Indication within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then, subject to Section 4.3(d): (i) [***].

(d) Development Activities under Joint Exploratory Development. The JRDI shall allocate the Joint Exploratory Development activities between the Parties (to the extent not already allocated in the Joint Exploratory Development Plan attached as Schedule 4.3(a)) and shall establish a reasonable timeline for the performance of such Joint Exploratory Development activities and include any such allocation and timelines in the then-current Joint Exploratory Development Plan. From time to time, the JRDI shall: (i) extend such timelines for the length of any Excusable Delay; and (ii) otherwise adjust such timelines to reflect actual Development progress made by the Parties. Each Party shall use Commercially Reasonable Efforts to perform the Joint Exploratory Development activities allocated to it under the Joint Exploratory Development Plan in accordance with such timeline. Each Party shall conduct the Development activities under the Joint Exploratory Development Plan in accordance with the terms and conditions of this Agreement and in compliance with all Applicable Laws. If a Party (the “Exploratory Non-Performing Party”) fails to commence or perform any Joint Exploratory Development activities allocated to it by the JRDI in accordance with such timeline, the other Party (the “Exploratory Step-In Party”) may notify the Exploratory Non- Performing Party of such failure. If the Exploratory Non-Performing Party does not commence

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

performing such Joint Exploratory Development activities within [***] days after receipt of such notice (and thereafter continue to perform such Joint Exploratory Development activities), the Exploratory Step-In Party shall have the right, at the Exploratory Step-In Party’s sole election, to assume and complete some or all of such Joint Exploratory Development activities (which shall include the right to designate a Development Candidate for use in an ISS for an Indication if a Development Candidate has not already been designated for use in such ISS to the extent the timeline for such designation has not been met), and all Development Costs incurred by the Exploratory Step-In Party and its Affiliates in performing such assumed Joint Exploratory Development activities shall be shared by the Parties in accordance with Section 4.3(f). If the Exploratory Step-In Party so elects to assume and complete any of the Joint Exploratory Development activities, to the extent requested by the Exploratory Step-In Party in writing and reasonably necessary for the conduct of such activities, the Exploratory Non-Performing Party shall assign (or cause its Affiliates to assign) to the Exploratory Step-In Party all agreements with any Third Party with respect to the conduct of such Exploratory Development Activities, including agreements with contract research organizations, clinical sites, and investigators, unless, with respect to any such agreement, such agreement (A) expressly prohibits such assignment, in which case the Exploratory Non-Performing Party shall cooperate with the Exploratory Step-In Party in all reasonable respects to secure the consent of the applicable Third Party to such assignment, or (B) covers products in addition to the New Collaboration Compound that is the subject of such Exploratory Development Activities, in which case the Exploratory Non-Performing Party shall cooperate with the Exploratory Step-In Party in all reasonable respects to facilitate the execution of a new agreement between the Exploratory Step-In Party and the applicable Third Party. In such event, with respect to all such Joint Exploratory Development activities that involve Clinical Studies, at the Exploratory Step-In Party’s option, the Exploratory Non- Performing Party shall transfer control to the Exploratory Step-In Party or its designee of such Clinical Studies and cooperate with the Exploratory Step-In Party to ensure a smooth and orderly transition thereof that will not involve any disruption of such Clinical Studies.

(e) Lead Development Party; Lead Regulatory Party. Reata shall have the option to be the Lead Development Party and Lead Regulatory Party for Joint Exploratory Development involving a Development Candidate that (i) is a FirstGen Targeted AIM or (ii) is a NextGen Targeted AIM for which Joint Exploratory Development commences during the Initial Studies Period. For Joint Exploratory Development involving a Development Candidate that is a NextGen Targeted AIM that commences after the Initial Studies Period, the JRDI shall appoint the Party that will be the Lead Development Party and Lead Regulatory Party. If the JRDI cannot agree on the Party that will be the Lead Development Party and Lead Regulatory Party, [***] shall have the option to be the Lead Development Party and Lead Regulatory Party for the first Development Candidate that is a NextGen Targeted AIM to be Developed after the Initial Studies Period, and the Parties thereafter shall alternate as to which Party shall have the option to be the Lead Development Party and Lead Regulatory Party for each Development Candidate that is a NextGen Targeted AIM to be Developed after the Initial Studies Period. For any Joint Exploratory Development, the LDP shall have the primary responsibility for developing a work plan including the details of or protocols for any of the Non-Clinical Studies or Clinical Studies listed in the then-current Joint Exploratory

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Development Plan; provided that such work plans (including protocols) shall be subject to approval by the JRDI. In the event the JRDI cannot agree on the work plan for a particular Non-Clinical Study or Clinical Study (or the protocol thereof) within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***])-day period [***]. In the event the JRDI cannot agree on any amendment of a particular work plan or protocol within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then, [***].

(f) Costs for Joint Exploratory Development.

(i) Budget. The Parties have determined that the overall Development Costs they anticipate are required to conduct the Joint Exploratory Development Plan attached hereto as Exhibit 4.3(a) equal One Hundred Twenty Million Dollars ($120,000,000) in aggregate (the “JEDP Budget Cap”). In the event the actual Development Costs to be incurred in connection with one or more of the Initial Survey Studies or other activities are such that the then-applicable JEDP Budget Cap would be exceeded, the Parties shall discuss whether the design or details of other of the Initial Survey Studies should be amended so as to keep the overall costs of completion of the activities under the Joint Exploratory Development Plan within the JEDP Budget Cap or to increase the JEDP Budget Cap; provided that no such amendment shall be made without the mutual agreement of the Parties.

(ii) Cost-Sharing; Reata Cost Cap. The Parties shall share the Development Costs incurred by each Party in connection with the conduct of the Joint Exploratory Development Plan as follows: (i) Reata shall be solely responsible for and shall bear the first Fifty Million Dollars ($50,000,000) (the “Reata Cost Cap”); and (ii) the Parties shall share equally (50/50) the portion of such Development Costs that exceeds the Reata Cost Cap, subject to the immediately following sentence. Neither Party shall have the obligation to fund activities under the Joint Exploratory Development Plan once the JEDP Budget Cap has been reached without such Party’s consent; provided that neither Party shall have the right to cease funding any Clinical Study under the Joint Exploratory Development Plan once it has been commenced due to the actual Development Costs of such Clinical Study causing the overall Development Costs of the Joint Exploratory Development Plan to exceed the JEDP Budget Cap. While the Parties agree to share Development Costs incurred by each Party in accordance with this Section 4.3(f), each Party [***].

(iii) Budget Overruns. If, notwithstanding the Parties’ discussions regarding amendment of Joint Exploratory Development to “balance” the JEDP Budget Cap or increase the JEDP Budget Cap as outlined in Section 4.3(f)(i), the activities set forth in the Joint Exploratory Development Plan cannot be undertaken without incurring Development Costs in excess of the then-applicable JEDP Budget Cap, and either Party decides not to co-fund activities in excess of the JEDP Budget Cap in accordance with Section 4.3(f)(ii), then the

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

other Party shall have the right to conduct the remainder of such Exploratory Development Activities set forth under such Joint Exploratory Development Plan as Unilateral Exploratory Development in accordance with Section 4.4 (in which event the Joint Exploratory Development Plan thereafter shall be deemed a Unilateral Exploratory Development Plan) and solely fund such activities (and the non-funding Party would have the right to participate in the joint funding and Development of any Product Candidates arising therefrom in accordance with Article 5).

(g) Discontinuation of Clinical Studies. Neither Party may discontinue any Clinical Study for a Development Candidate (including any Indication Survey Study) conducted pursuant to the Joint Exploratory Development Plan without the consent of the other Party; provided that the Party holding the IND for such Development Candidate shall have the right to discontinue any Clinical Study for such Development Candidate in the event such Party reasonably determines in good faith that such Clinical Study presents a Safety Risk. In the event that the Party that does not hold the IND for a Development Candidate reasonably determines in good faith that a Clinical Study for such Development Candidate conducted pursuant to the Joint Exploratory Development Plan presents a Safety Risk and therefore should be discontinued, such Party shall notify the Party that holds such IND. If the Party that holds such IND does not discontinue such Clinical Study within [***] days after receipt of such notice, the Party that does not hold such IND shall have the right to withdraw from participation in Joint Exploratory Development activities with respect to such Development Candidate immediately upon written notice to the IND holder, in which event the withdrawing Party shall have no further obligation to perform or fund Exploratory Development Activities for such Development Candidate, and the IND holder shall have the right to continue, unilaterally, Exploratory Development Activities for such Development Candidate under a Unilateral Exploratory Development Plan in accordance with Section 4.4; provided that, in the event such Development Candidate is designated as a Product Candidate, the withdrawing Party shall nonetheless have the right to participate in the joint funding and Development of such Product Candidate as provided in Article 5.

4.4 Unilateral Exploratory Development.

(a) Rights to Conduct Unilateral Exploratory Development. Each Party shall have the right to unilaterally conduct Exploratory Development Activities outside the scope of, and independent of, the Joint Exploratory Development Plan in accordance with this Section 4.4 (the “Unilateral Exploratory Development”), subject to the following:

(i) Neither Party shall have the right to conduct Exploratory Development Activities for a particular New Collaboration Compound or for a particular Indication under Unilateral Exploratory Development without first having proposed such Exploratory Development Activity as a joint activity by means of an amendment to the Joint Exploratory Development Plan under Section 4.3(a), and only after the other, non-proposing Party declines to include such Exploratory Development Activity as part of the Joint Exploratory Development Plan.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(ii) Except as otherwise provided in Section 5.7, neither Party shall have the right to conduct Unilateral Exploratory Development using a Development Candidate that has been designated a Product Candidate without the other Party’s prior written approval.

(iii) Subject to the restrictions set forth in Sections 4.4(a)(i) and (ii) above, after the Protected Period [***].

(iv) In the event that Reata decides not to co-fund activities under the Joint Exploratory Development Plan in excess of the JEDP Budget Cap in accordance with Section 4.3(f)(ii), [***].

(v) Subject to the restrictions set forth in Sections 4.4(a)(i) and (ii) above, [***] shall at all times during the Term have the right to (A) conduct Unilateral Exploratory Development with respect to any New Collaboration Compound or (B) use any New Collaboration Compound to conduct unilaterally any Clinical Studies under this Article 4 for any Indication other than a Joint Exploratory Development Indication.

(b) Unilateral Exploratory Development Plan; Amendment. If a Party desires to conduct Unilateral Exploratory Development in accordance with Section 4.4(a) above, such Party shall provide the JRDI with a written plan that sets forth: (i) any Lead Compounds or Development Candidates that will be Developed under such Unilateral Exploratory Development; (ii) any Indications as to which Development will be pursued under such Unilateral Exploratory Development; and (iii) a summary of the Non-Clinical Studies and Clinical Studies (including Indication Survey Studies) proposed to be conducted under such Unilateral Exploratory Development (such plan, the “Unilateral Exploratory Development Plan”). Such Unilateral Exploratory Development Plan shall be subject to the JRDI’s [***], and shall nonetheless be subject to the restrictions set forth in Section 4.4(a). From time to time, the Party conducting Unilateral Exploratory Development (the “Participating Exploratory Party”) may amend the Unilateral Exploratory Development Plan to include other similar activities within the scope of Exploratory Development Activities (including adding Lead Compounds for characterization in Non-Clinical Studies, adding Development Candidates for characterization in Non-Clinical Studies and potential Development in Phase I or II Clinical Studies or adding or changing Indications for Indication Survey Studies) by providing any such proposed amendment to the JRDI for its [***], provided that such amendment is consistent with Section 4.4(a) above.

(c) Development Activities under Unilateral Exploratory Development. The Participating Exploratory Party shall conduct the Development activities under any Unilateral Exploratory Development Plan in accordance with the terms and conditions of this Agreement and in compliance with all Applicable Laws. The Participating Exploratory Party shall have the right (but not the obligation) to request the other Party (the “Non-Participating Exploratory Party”) to conduct certain such Development activities, which request may be accepted or declined at the Non-Participating Exploratory Party’s sole discretion.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(d) Regulatory Matters for Unilateral Exploratory Development. The Participating Exploratory Party shall be the Lead Development Party and Lead Regulatory Party for its Unilateral Exploratory Development.

(e) Costs for Unilateral Exploratory Development. The Participating Exploratory Party shall be solely responsible for the Development Costs incurred by it (and by the Non-Participating Exploratory Party if such Non-Participating Exploratory Party conducts certain activities under such Unilateral Exploratory Development under Section 4.4(c)).

(f) Opt-In Rights of the Non-Participating Exploratory Party. Any Development Candidate that is Developed under a Unilateral Exploratory Program shall be subject to the JEC’s review and approval as a Product Candidate under Section 4.2(e)(ii) before commencement of any Phase IIb Clinical Study with respect thereto. If so designated by the JEC as a Product Candidate, the Non-Participating Exploratory Party shall nonetheless have the right to participate in the joint funding and Development of such Product Candidate as provided in Article 5.

4.5 Exploratory Development Records and Reports. Each Party shall maintain, or cause to be maintained, records of its Exploratory Development Activities (including any Development activities undertaken pursuant to the Joint Exploratory Development Plan or any Unilateral Exploratory Development Plan) in accordance with Applicable Law and in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of such Exploratory Development Activities, and which shall be retained by such Party for at least [***] years after the termination of this Agreement, or for such longer period as may be required by Applicable Law. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that a Party reasonably determines that such records contain Confidential Information that is not licensed to the other Party. Each Party shall provide the JRDI and the other Party with such reports summarizing in reasonable detail its Exploratory Development Activities under this Article 4 and the results of such activities as the JRDI or the other Party reasonably requests.

4.6 Relationship with Existing Agreement. The Bardoxolone License Agreement shall remain in effect on its original terms with respect to bardoxolone methyl and any Collaboration Candidates, Collaboration Compounds, Backup Candidates and Backup Compounds (as defined in the Bardoxolone License Agreement), for the Renal Indication, the Cardiovascular Indication and the Metabolic Indication except as set forth herein under Article 4 and subject to the following:

(a) The Targeted AIMs in the New Collaboration Compound Pool will be the source of both: (i) New Collaboration Compounds under this Agreement for Development and Commercialization in the New Collaboration Field in accordance with the terms of this Agreement on the one hand; and (ii) Collaboration Candidates, Collaboration Compounds, Backup Candidates and Backup Compounds under the Bardoxolone License Agreement for development and commercialization in the Previously Licensed Field on the other hand; provided that Reata shall not have the right to select a Unilateral Acquired AIM of Abbott as a Collaboration Candidate or Backup Candidate under the Bardoxolone License Agreement without the prior written consent of Abbott.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Unless otherwise mutually agreed by the Parties, the selection of a Targeted AIM from the New Collaboration Compound Pool as a Collaboration Candidate, Collaboration Compound, Backup Candidate or Backup Compound under the Bardoxolone License Agreement will serve to remove such Targeted AIM from the New Collaboration Compound Pool and such Targeted AIM shall thereafter be governed solely by the Bardoxolone License Agreement and will not be eligible to be selected as a Development Candidate or Product Candidate under this Agreement, unless and until the Parties permanently discontinue development and commercialization of such Targeted AIM under the Bardoxolone License Agreement, in which event such Targeted AIM shall be returned to the New Collaboration Compound Pool and shall again be eligible to be selected as a Development Candidate or Product Candidate under this Agreement in accordance with the terms hereof.

(c) Unless otherwise mutually agreed by the Parties, the selection of a Targeted AIM in the New Collaboration Compound Pool as a Product Candidate for an Indication under this Agreement will make such Targeted AIM ineligible to be selected as a Collaboration Candidate, Collaboration Compound, Backup Candidate or Backup Compound under the Bardoxolone License Agreement and such Targeted AIM shall thereafter be governed solely by this Agreement and will not be eligible to be selected as a Collaboration Candidate, Collaboration Compound, Backup Candidate or Backup Compound under the Bardoxolone License Agreement, unless and until the Parties permanently discontinue Development and Commercialization of such Targeted AIM under this Agreement, in which event such Targeted AIM shall be returned to the New Collaboration Compound Pool and shall again be eligible to be selected as a Collaboration Candidate, Collaboration Compound, Backup Candidate or Backup Compound under the Bardoxolone License Agreement.

(d) As part of the Exploratory Development, the Parties may perform certain Exploratory Development Activities under the Exploratory Development Program with respect to a Targeted AIM prior to the time that such Targeted AIM is selected as a Product Candidate for an Indication under this Agreement. If such Targeted AIM is selected as a Collaboration Candidate, Collaboration Compound, Backup Candidate or Backup Compound under the Bardoxolone License Agreement prior to such Targeted AIM being selected as a Product Candidate under this Agreement, then: (i) any Development Costs incurred by the Parties for such Exploratory Development Activities for such Targeted AIM shall no longer be counted towards the Cap (and any previous inclusion of such amount will be reversed); and (ii) Reata shall reimburse Abbott for Abbott’s share of any Development Costs incurred by the Parties for such Exploratory Development Activities (including Unilateral Exploratory Development Activities) that has been borne by Abbott in accordance with the terms hereof.

(e) Reata acknowledges and agrees that Abbott has the right to select any Abbott Excluded AIM(s) from the New Collaboration Compound Pool and develop, manufacture and commercialize such Abbott Excluded AIM(s) for the Renal Indication, Cardiovascular Indication or Metabolic Indication subject to the terms of the Bardoxolone

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

License Agreement. Unless otherwise mutually agreed by the Parties, the selection by Abbott of an Abbott Excluded AIM from the New Collaboration Compound Pool for development, manufacture and commercialization in the Previously Licensed Field will serve to remove such Targeted AIM from the New Collaboration Compound Pool and such Targeted AIM shall thereafter be subject to the Bardoxolone License Agreement and not this Agreement, and will not be eligible to be selected as a Development Candidate or Product Candidate under this Agreement, unless and until Abbott permanently discontinues development and commercialization of such Targeted AIM in the Previously Licensed Field, in which event such Targeted AIM shall be returned to the New Collaboration Compound Pool and shall again be eligible to be selected as a Development Candidate or Product Candidate under this Agreement in accordance with the terms hereof.

ARTICLE 5

PRODUCT DEVELOPMENT

5.1 General. All Development of New Collaboration Compounds that have been designated as Product Candidates shall be undertaken, either unilaterally or jointly, under a Product Development Program under the oversight of the applicable JDC and in accordance with this Article 5.

5.2 Formation of JDC and JMC. Following the designation by the JEC of a Development Candidate as a Product Candidate and the Indication for which such Product Candidate is to be further Developed under this Article 5 (either by consensus or through a Party’s exercise of its final decision-making authority under Section 4.2(e)(ii)), the Parties shall form a JDC to oversee the further Development of Product(s) containing such Product Candidate for Regulatory Approval in such Indication, and a JMC to oversee the potential Commercialization of such Products, all in accordance with Article 2.

5.3 Elements of Product Development Program. Each Product Development Program for a given Product Candidate shall consist of the following activities, to be conducted either jointly under Section 5.5 or unilaterally under Section 5.6: (a) Pre-Phase IIb Development; (b) Phase IIb Development; (c) additional studies, if any, required following Phase IIb Clinical Studies and prior to the EOP2 Meeting; (d) conduct of the EOP2 Meeting and preparation of a briefing package therefor; and (e) Phase III Development; as well as Additional Indication Activities under Section 5.7. Product Candidates that either Party wishes to Develop for an Indication that is already an Active Indication in another Product Development Program are addressed under Section 5.8.

5.4 Opt-Out after Designation of Product Candidate and Selection of Indication for Development.

(a) Evaluation. Promptly after its formation, the JDC for a particular Product Candidate shall review and discuss the Clinical Data and other data and results generated under the Exploratory Development Program for such Product Candidate and the likely timeline and path for Development of such Product Candidate through Phase III Clinical Studies.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Opt-Out Notice; Unilateral Development. Within [***] days of completion of such review by the JDC, either Party shall have the right to deliver to the other Party a written notice that it does not desire to pursue Development of such Product Candidate for the Indication selected for Development at such time (the “Opt-Out Notice”), in which event the other Party shall have the right to pursue, unilaterally, the further Development of such Product Candidate under a Unilateral Development Program as provided under and in accordance with Section 5.6, unless and until the opt-out Party later opts back in to such Unilateral Development Program in accordance with Section 5.6.

(c) Neither Party Opts-Out; Joint Development. If neither Party delivers such Opt-Out Notice within such [***]-day period, the Parties shall proceed to jointly Develop such Product Candidate under a Joint Development Program as provided under and in accordance with Section 5.5 (unless and until either Party elects to deliver an Opt-Out Notice at a later point in time as provided in Section 5.5).

5.5 Joint Product Development.

(a) Readiness for Phase IIb Development. With respect to any Product that is subject to Joint Development pursuant to Section 5.4(c) above, the JDC for such Product Candidate shall discuss and determine whether the Product Candidate is ready for Phase IIb Clinical Studies, and if not, what additional Development activities are required prior to the conduct of a Phase IIb Clinical Study.

(i) Proceed to Phase IIb. If the JDC agrees that such Product Candidate is so ready for Phase IIb Clinical Studies, the Parties shall proceed under Section 5.5(b).

(ii) Pre-Phase IIb Development and Plan.

(1) If either Party’s representatives on the JDC are of the view that such Product Candidate is not ready for Phase IIb Clinical Studies, then the Parties shall not commence Phase IIb Clinical Studies for such Product Candidate at such time; and instead the JDC shall prepare a written plan setting forth: (A) the Development activities (including any additional Phase IIa Clinical Study or other Phase II Clinical Study) it believes should be conducted prior to a Phase IIb Clinical Study, or any Non-Clinical Studies to be conducted by the Parties for such Product Candidate with the goal of determining whether such Product Candidate should be further Developed in Phase IIb Clinical Studies, and related Manufacture and supply matters (such activities collectively, the “Pre-Phase IIb Development”), including the protocols for any such Clinical Studies or other such studies; (B) the allocation of the conduct of the activities under such Pre-Phase IIb Development between the Parties; (C) the timeline associated with such Pre-Phase IIb Development; and (D) the budget for such Pre-Phase IIb Development (the “Pre-Phase IIb Plan”). Any such Pre- Phase IIb Plan shall be effective upon approval of the JDC, either by the agreement of the JDC or, in the case of disagreement, as set forth in Section 5.5(a)(ii)(2) below.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(2) Disagreement on Pre-Phase IIb Development Plan. If the JDC cannot agree on the Pre-Phase IIb Plan within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then: (A) if such Product Candidate at issue is a FirstGen Targeted AIM, [***]; (B) if such Product Candidate at issue is a NextGen Targeted AIM and has been designated as a Product Candidate by the JEC by consensus, then [***]; or (C) if such Product Candidate at issue is a NextGen Targeted AIM and has been designated as a Product Candidate by the JEC through a Party’s use of its final decision- making authority pursuant to Section 4.2(e)(ii), then [***].

(iii) Opting-Out of Pre-Phase IIb Development. Either Party shall have the right, during a period of [***] days after the determination of the Pre-Phase IIb Plan, to deliver to the other Party an Opt-Out Notice. If neither Party delivers such Opt-Out Notice within such period, such Pre-Phase IIb Development shall be deemed “Joint Pre-Phase IIb Development” and such Pre-Phase IIb Plan shall be deemed a “Joint Pre-Phase IIb Plan”. If either Party delivers such Opt-Out Notice, the other Party may conduct such Pre- Phase IIb Development unilaterally as provided under and in accordance with Section 5.6(a), and the Unilateral Pre-Phase IIb Plan may be amended in accordance with Section 5.6(a)(iii).

(iv) Amendment of Joint Pre-Phase IIb Plan. Either Party may propose an amendment to any Joint Pre-Phase IIb Plan to the applicable JDC from time to time. If such JDC cannot agree on any such proposed amendment within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period [***].

(v) Funding of Joint Pre-Phase IIb Development. The Parties shall share the Development Costs incurred by each Party in connection with Joint Pre-Phase IIb Development equally (50/50).

(vi) Decision to Commence Phase IIb Development. At the conclusion of Joint Pre-Phase IIb Development activities, the JDC shall again assess the readiness for such Product Candidate for further Development in Phase IIb Clinical Studies in accordance with this Section 5.5(a).

(vii) Regulatory Matters for Joint Pre-Phase IIb Development. The Party that was the LDP and LRP for Exploratory Development Activities for a Product Candidate shall be the LDP and LRP for Joint Pre-Phase IIb Development activities for such Product Candidate unless otherwise agreed by the Parties.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Phase IIb Development.

(i) Phase IIb Plan.

(1) For any Product Candidate that is being jointly Developed and that has been determined by the applicable JDC to be ready for Development in Phase IIb Clinical Studies pursuant to Section 5.5(a)(i) or Section 5.5(a)(vi), the JDC shall prepare a written plan setting forth: (A) the Development activities (including the Phase IIb Clinical Study, any Non-Clinical Studies and potentially other Clinical Study(ies)) to be conducted by the Parties for such Product Candidate with the goal of determining whether such Product Candidate should be further Developed in Phase III Clinical Studies, and if so, obtaining the Clinical Data and other results necessary to meet the requirements of the Regulatory Authorities in order to commence Phase III Clinical Studies for such Product Candidate and related Manufacture and supply matters (such activities collectively, the “Phase IIb Development”), including the protocol for the proposed Phase IIb Clinical Study or other related such studies; (B) the allocation of the conduct of the activities under such Phase IIb Development between the Parties; (C) the timeline associated with such Phase IIb Development; and (D) the budget for such Phase IIb Development (the “Phase IIb Plan”). Any such Phase IIb Plan shall be effective upon approval of the JDC, either by the agreement of the JDC or, in the case of disagreement, as set forth in Section 5.5(b)(i)(2) below.

(2) If the JDC cannot agree on the Phase IIb Plan within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, then the Phase IIb Clinical Study for such Product Candidate [***].

(ii) Opting-Out of Phase IIb Development. Either Party shall have the right, during a period of [***] days after the determination of the Phase IIb Plan, to deliver to the other Party an Opt-Out Notice. If neither Party delivers such Opt-Out Notice within such period, then such Phase IIb Development shall be deemed “Joint Phase IIb Development” and such Phase IIb Plan shall be deemed a “Joint Phase IIb Plan”. If either Party delivers such Opt-Out Notice, the other Party may conduct such Phase IIb Development unilaterally as provided under and in accordance with Section 5.6(b), and the Unilateral Phase IIb Plan may be amended in accordance with Section 5.6(b)(iii).

(iii) Lead Development Party; Lead Regulatory Party. If Pre-Phase IIb Development activities were conducted for a Product Candidate (either jointly or unilaterally), the Party that was the LDP and LRP for such Pre-Phase IIb Development activities shall be the LDP and LRP for Joint Phase IIb Development activities for such Product Candidate unless otherwise agreed by the Parties. If no Pre-Phase IIb Development activities were conducted for a Product Candidate, the Party that was the LDP and LRP for Exploratory Development Activities for such Product Candidate shall be the LDP and LRP for Joint Phase IIb Development activities for such Product Candidate unless otherwise agreed by the Parties.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iv) Amendment of Joint Phase IIb Plans. Either Party may propose an amendment to any Joint Phase IIb Plan to the applicable JDC from time to time. If such JDC cannot agree on any such proposed amendment within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***])-day period [***].

(v) Funding of Joint Phase IIb Development. The Parties shall share the Development Costs incurred by each Party in connection with Joint Phase IIb Development equally (50/50).

(vi) Evaluation of Joint Phase IIb Results. For each Product Candidate, promptly after completion of all Development activities under the applicable Joint Phase IIb Plan, the applicable JDC shall evaluate all results pertaining to such Product Candidate and determine whether such Product Candidate is ready to be Developed in a Phase III Clinical Study or whether one or more additional Clinical Studies or Non-Clinical Studies should be conducted prior to Development in a Phase III Clinical Study.

(vii) Discontinuation of Development. If after completion of all Development activities under the applicable Joint Phase IIb Plan, both Parties’ representatives on the applicable JDC agree that the Development of the applicable Product Candidate in such Indication shall be discontinued, then such Product Candidate shall be discontinued as a Product Candidate for such Indication and returned to the JEC for a determination as to whether it should be: (A) re-designated as a Development Candidate for additional Exploratory Development Activities pursuant to Article 4, or (B) retained as a Product Candidate, but for another Indication to be selected by the JEC and then referred again to the JDC under this Article 5.

(viii) Additional Studies Required Before Commencement of Phase III Clinical Study. If after completion of all Development activities under the applicable Joint Phase IIb Plan, either (or both) Party’s representatives on the applicable JDC are of the view that further Clinical Studies or Non-Clinical Studies are required prior to advancing the applicable Product Candidate under a Joint Phase IIb Plan to Phase III Clinical Studies, then [***]. At the conclusion of such additional Development activities, the Parties shall again assess the readiness for such Product Candidate for further Development in Phase III Clinical Studies in accordance with Sections 5.5(b)(vi), 5.5(b)(vii), and 5.5(b)(viii).

(c) EOP2 Meeting; Briefing Package.

(i) EOP2 Meeting [***] (collectively, the “EOP2 Meeting”). Both Parties shall have the right to attend any EOP2 Meeting for a Product Candidate for an Indication under this Section 5.5(c)(i).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(ii) Briefing Package. Prior to any EOP2 Meeting for a Product Candidate under a Joint Phase IIb Plan, the JDC shall prepare a briefing package for submission to the applicable Regulatory Authority for such EOP2 Meeting. If the JDC cannot agree on the content of such briefing package within a [***]-day period, then either Party’s JDC representatives may refer such matter to the JEC for resolution. If the JEC cannot agree on such content within a [***]-day period, then the matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot agree on such content, [***].

(iii) Further Development Prior to Phase III Development. After reviewing the minutes of the EOP2 Meeting, if both Parties’ JDC representatives agree that such Product Candidate is ready for Phase III Clinical Studies in the applicable Indication, the Parties shall proceed under Section 5.5(d). If either Party’s representatives on the JDC are of the view that such Product Candidate is not ready for Phase III Clinical Studies, [***]. At the conclusion of such additional Development activities, the Parties shall again assess the readiness of such Product Candidate for further Development in a Phase III Clinical Study in accordance with this Section 5.5(c)(iii).

(d) Phase III Development.

(i) Phase III Plan.

(1) If both Parties’ JDC representatives agree that a Product Candidate under a Joint Phase IIb Plan is ready for Phase III Clinical Studies in an Indication, then the JDC shall prepare a written Development plan and budget for the Phase III Development of such Product Candidate for such Indication with the goal of obtaining Regulatory Approval for the U.S./Europe/Japan Region and the ROW Region, which shall include a clinical plan and a protocol for such Phase III Clinical Study(ies) based on the EOP2 Meeting briefing package, incorporating any feedback received from each Regulatory Authority, as well as all other Development activities, including Non-Clinical Studies and CMC Development, that are required to support Regulatory Approval of the Product containing such Product Candidate in such Indication for the U.S./Europe/Japan Region and the ROW Region, and which Development plan shall assign responsibility for such Development activities between the Parties, and shall include the timeline and budget for such Development activities (the “Phase III Plan”).

(2) If the JDC cannot agree on such Phase III Plan within [***] days after both Parties’ JDC representatives agree that such Product Candidate is ready for Phase III Clinical Studies in an Indication, the matter shall be referred to the JEC for resolution. If the JEC cannot agree on such Phase III Plan within a [***]-day period, then such matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot agree on such Phase III Plan within a [***]-day period, then [***].

(ii) Opting-Out of Phase III Development. Within [***] days after the determination of the Phase III Plan in accordance with Section 5.5(d)(i), each Party shall have the right to deliver to the other Party an Opt-Out Notice in which it notifies the other Party whether it desires to opt-out of the Development of the applicable Product Candidate under such Phase III Plan, which opt-out may be for the entire Territory or for the ROW Region only (the “Phase III Opt-Out”).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iii) Joint Products; Joint Phase III Plan. Any Development Region for which neither Party exercises its Phase III Opt-Out for a Product Candidate in an Indication is referred to as a “Profit Share Region” for such Product Candidate, and any Product containing such Product Candidate is referred to as a “Joint Product” with respect to such Development Region. For each Joint Product in each applicable Profit Share Region, the Parties shall conduct the Phase III Clinical Studies, as well as other Development activities required for Regulatory Approval, all in accordance with the applicable Phase III Plan (such Phase III Plan, the “Joint Phase III Plan”).

(iv) Lead Development Party; Lead Regulatory Party. With respect to a Joint Phase III Plan for a Joint Product in an Indication for a Profit Share Region, (A) the Party that was the Lead Development Party for Phase IIb Development for such Joint Product in such Indication shall remain the Lead Development Party for such Joint Product in such Indication in such Profit Share Region; and (B) the Party that was the Lead Regulatory Party for Phase IIb Development for such Joint Product in such Indication in such Region shall remain the Lead Regulatory Party with respect to the Development activities for such Joint Product in such Indication in such Profit Share Region up to and including the preparation, filing and approval of all Drug Approval Applications for such Joint Product in each Commercialization Territory, and thereafter the Lead Commercialization Party for such Joint Product in each Commercialization Territory (as determined in accordance with Section 5.6(e)(vi) or Section 7.3) shall be Lead Regulatory Party with respect to all other regulatory Development, Manufacturing and Commercialization activities with respect to such Joint Product in such Commercialization Territory thereafter.

(v) Amendment to Joint Phase III Plan. Either Party may propose to the applicable JDC an amendment to the Joint Phase III Plan from time to time, including adding Development activities required to obtain Regulatory Approval in the applicable Indication in the Profit Share Region. If such JDC cannot agree on any such proposed amendment within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period, the Lead Development Party shall have the final decision-making authority, exercising reasonable good faith judgment consistent with the Principles; provided that such Lead Development Party shall not have the right, without the other Party’s written consent, to make any Material Amendment to the Joint Phase III Plan.

(vi) Funding of Joint Phase III Plan. The Parties shall share equally (50/50) all Development Costs incurred by each Party in connection with the conduct of Development activities under such Joint Phase III Plan.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(vii) Additional Phase III Studies. Notwithstanding anything in this Agreement (including Section 5.6(d)(v)) to the contrary, if, after the completion of all Phase III Clinical Studies and other Development activities set forth in a then-current Joint Phase III Plan, any Regulatory Authority recommends or requires that an additional Phase III Clinical Study(ies) (or other additional Development activity(ies)) be conducted in order to obtain and prior to obtaining, Regulatory Approval for a Joint Product in an Indication in the applicable Profit Share Region, either Party may propose to the applicable JDC an amendment to such Joint Phase III Plan to add such additional Phase III Clinical Study(ies) (or other additional Development activity(ies)). If such JDC cannot agree on any such proposed amendment within a [***]-day period, then such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then such matter shall be referred to the Parties’ Senior Officers for resolution. If such Senior Officers cannot resolve such matter within a [***]-day period [***]. Any Product containing such Product Candidate shall thereafter be deemed a Unilateral Product (with the Party continuing with such Development as the Participating Party) and the other Party shall be entitled to receive royalties on such Unilateral Product pursuant to Section 11.4(a)(i).

(e) Development Activities under Joint Plans. For each Joint Plan, the applicable Lead Development Party shall prepare a reasonable timeline for the commencement of Development activities thereunder (if such timeline is not already included therein) and such timeline shall be included in the applicable Joint Plan upon approval by the applicable JDC, and from time to time, such JDC shall: (i) extend such timelines for the length of any Excusable Delay; and (ii) otherwise adjust such timelines to reflect actual Development progress made by the Parties. Each Party shall use Commercially Reasonable Efforts to perform the Development activities allocated to it in such Joint Plan in accordance with the timeline set forth therein. Each Party shall conduct the Development activities under each Joint Plan in accordance with the terms and conditions of this Agreement and in compliance with all Applicable Laws. If a Party (the “Non-Performing Party”) fails to commence or perform any Development activities allocated to it in a Joint Plan in accordance with the timeline set forth therein, the other Party (the “Step-In Party”) may notify the Non-Performing Party of such failure. If the Non-Performing Party does not commence performing such Development activities within [***] days after receipt of such notice (and thereafter continue to perform such Development activities), the Step-In Party shall have the right, at the Step-In Party’s sole election, to assume and complete some or all of such Development activities, and all Development Costs incurred by the Step-In Party and its Affiliates in performing such assumed Development activities shall be shared by the Parties in accordance with Section 5.5(a)(v), 5.5(b)(v), or 5.5(d)(vi), as applicable. If the Step-In Party so elects to assume and complete any of such Development activities, to the extent requested by the Step-In Party in writing and reasonably necessary for the conduct of such activities, the Non-Performing Party shall assign (or cause its Affiliates to assign) to the Step-In Party all agreements with any Third Party with respect to the conduct of such Development activities, including agreements with contract research organizations, clinical sites, and investigators, unless, with respect to any such agreement, such agreement (A) expressly prohibits such assignment, in which case the Non- Performing Party shall cooperate with the Step-In Party in all reasonable respects to secure the consent of the applicable Third Party to such assignment, or (B) covers products in addition to the New Collaboration Compound that is the subject of such Development activities, in which case the Non-Performing Party shall cooperate with the Step-In Party in all reasonable respects

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

to facilitate the execution of a new agreement between the Step-In Party and the applicable Third Party. In such event, with respect to all such Development activities that involve Clinical Studies, at the Step-In Party’s option, the Non-Performing Party shall transfer control to the Step-In Party or its designee of such Clinical Studies and cooperate with the Step-In Party to ensure a smooth and orderly transition thereof that will not involve any disruption of such Clinical Studies.

(f) Discontinuation of Clinical Studies. Neither Party may discontinue any Clinical Study for a Product Candidate conducted pursuant to a Joint Plan without the consent of the other Party; provided that the Party holding the IND for such Product Candidate shall have the right to discontinue any Clinical Study in the event such Party reasonably determines in good faith that such Clinical Study presents a Safety Risk. In the event that the Party that does not hold the IND for a Product Candidate reasonably determines in good faith that a Clinical Study for such Product Candidate conducted pursuant to a Joint Plan presents a Safety Risk and therefore should be discontinued, such Party shall notify the Party that holds such IND. If the Party that holds such IND does not discontinue such Clinical Study within [***] days after receipt of such notice, the Party that does not hold such IND shall have the right to withdraw from participation in Development activities with respect to such Product Candidate immediately upon written notice to the IND holder, in which event the withdrawing Party shall have no further obligation to perform or fund Development activities for such Product Candidate, and the IND holder shall have the right to continue, unilaterally, Development activities for such Product Candidate under a Unilateral Plan in accordance with Section 5.6; provided that the withdrawing Party shall retain and may exercise in accordance with the terms hereof its Pre-Phase IIb Opt-In, Pre-Phase III Opt-In and EOP3 Opt-In, as applicable, with respect to such Product Candidate.

(g) Funding of Required Post-Regulatory Approval Development. If any Regulatory Authority requires, as a condition to obtaining or maintaining Regulatory Approval for a Joint Product in an Indication in the applicable Profit Share Region, that one or more Clinical Studies or other Development activities with respect to such Joint Product be conducted following initial Regulatory Approval of such Joint Product (“Post-Approval Commitments”), the Parties shall be required to share equally (50/50) all Development Costs incurred by each Party in connection with the conduct of such Post-Approval Commitments up to an aggregate amount of $50,000,000 for all Joint Products containing the same Product Candidate (the “Post-Approval Cap”). Neither Party shall have the obligation, however, to fund Post-Approval Commitments for Joint Products containing the same Product Candidate once the Post-Approval Cap has been reached without such Party’s consent; provided that neither Party shall have the right to cease funding any Clinical Study that is a Post-Approval Commitment once it has been commenced due to the actual Development Costs of such Clinical Study causing the overall Development Costs of the Post-Approval Commitments to exceed the Post-Approval Cap. If either Party decides not to co-fund Post-Approval Commitments in excess of the Post-Approval Cap and the other Party decides to perform and fund all of the Development Costs for such Post-Approval Commitments in excess of the Post- Approval Cap at its own expense (the “Overage Amount”), then the funding Party shall have the right, in addition to all of its rights (and obligations) to receive (and bear) its share of

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Operating Profit (or Loss) for such Product in the applicable Profit Share Region as otherwise set forth in Section 11.3 of this Agreement, to recoup one hundred percent (100%) (%) of the Overage Amount, plus a premium, by receiving (or retaining) a royalty equal to fifteen percent (15%) of the quarterly Net Sales of such Product in the applicable Profit Share Region (the “Overage Recoupment Amount”), until the aggregate amount of royalties received (or retained) by such Participating Party under this Section 5.5(g) equals two (2) times the total Overage Amount. The Overage Recoupment Amount shall be deducted from Net Sales of such Product in the Profit Share Region prior to determining Operating Profit (or Loss) of such Product in the Profit Share Region and shall not otherwise be taken into account in determining Operating Profit (or Loss). The funding Party shall provide to the other Party a written statement of all Overage Amounts incurred by it on a quarterly basis, and all such costs specified in such cost statements shall be subject to audit pursuant to Section 11.9.

(h) Funding of Humira-Related Products. Notwithstanding anything to the contrary in this Agreement, the Parties agree that, with respect to any joint Development of any Product Candidate contained in a Humira-Related Product under this Agreement, the Development Costs incurred by the Parties with respect to such Product Candidate from and after the designation as such under Section 4.2(e)(ii) shall be shared between the Parties in the following ratio: seventy percent (70%) Abbott; thirty percent (30%) Reata.

(i) Internal Costs. While the Parties agree to share Development Costs incurred by each Party for joint Development in accordance with this Section 5.5, each Party shall bear its own internal costs incurred in connection with the conduct of joint Development activities unless otherwise agreed upon by the Parties in writing, it being the intention of the Parties that over time and over the course of the conduct of the Joint Plan(s), each Party shall have contributed approximately equal internal resources to the conduct of such Development activities as it does in relation to the amount of Development Costs it has been allocated to fund (i.e., 50% or 30% or 70%, as the case may be). In the event a Party is of the opinion that there is a material discrepancy between the allocation of internal costs between the Parties with respect to their joint Development activities and their Development Cost allocation, the Parties shall discuss in good faith a mechanism to rebalance the allocation of such internal costs between the Parties to achieve approximately an appropriate ratio; it being understood, however, that the Parties shall not be required to track internal costs or time in connection with their Development activities unless the Parties otherwise agree.

5.6 Unilateral Product Development.

(a) Pre-Phase IIb Development.

(i) Participating Party. If only one Party desires to fund Pre-Phase IIb Development of a Product Candidate for an Indication and the other Party delivers an Opt- Out Notice in accordance with Section 5.4(b) or 5.5(a)(iii), then such Pre-Phase IIb Development shall be deemed “Unilateral Pre-Phase IIb Development.” The Party that desires to fund such Unilateral Pre-Phase IIb Development shall be the “Participating Pre- Phase IIb Party,” and the other Party shall be the “Non-Participating Pre-Phase IIb Party,” in each case with respect to such Product Candidate for such Pre-Phase IIb Development.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(ii) Unilateral Pre-Phase IIb Plan. Unless already approved by the JDC under Section 5.5(a)(ii), the Participating Pre-Phase IIb Party shall prepare for review and comment by the JDC a plan for such Pre-Phase IIb Development, exercising reasonable good faith judgment consistent with the Principles, which shall be referred to as the “Unilateral Pre-Phase IIb Plan”.

(iii) Amendment to Unilateral Pre-Phase IIb Plan. The Participating Pre-Phase IIb Party under a Unilateral Phase IIb Plan shall have the right to amend such Unilateral Pre-Phase IIb Plan, exercising reasonable good faith judgment consistent with the Principles, subject to the applicable JDC’s review and comment; provided that the Participating Pre-Phase IIb Party shall not have the right to make any Unilateral Material Amendment without the other Party’s consent. If the JDC cannot agree on whether such an amendment is a Unilateral Material Amendment within [***] days, such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within such [***]-day period, then such matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot agree on such matter within [***].

(iv) Lead Development Party; Lead Regulatory Party. The Participating Pre-Phase IIb Party shall be the Lead Development Party and the Lead Regulatory Party for such Unilateral Pre-Phase IIb Development.

(v) Funding. The Participating Pre-Phase IIb Party for any Unilateral Pre-Phase IIb Development shall pay for one hundred percent (100%) of all Development Costs incurred in connection with such Unilateral Pre-Phase IIb Development.

(vi) Right to Opt Back In Prior to Phase IIb Development. The Non-Participating Pre-Phase IIb Party for a Product Candidate under a Unilateral Pre-Phase IIb Plan shall have the right to opt back in to the Development of such Product Candidate (the “Pre-Phase IIb Opt-In”) by providing the Participating Pre-Phase IIb Party with written notice of its exercise of such Pre-Phase IIb Opt-In (the “Pre-Phase IIb Election Notice”) within [***] days after receiving from the Participating Pre-Phase IIb Party: (A) a Completion Notice with respect to such Unilateral Pre-Phase IIb Development, (B) reasonable access to (with the ability to analyze and manipulate but not change) the electronic database that contains the Regulatory Data with respect to such Unilateral Pre-Phase IIb Development, and (C) a written statement of the costs that would need to be paid under clauses (1) and (2) below by the Non-Participating Pre-Phase IIb Party if it elects to exercise its Pre-Phase IIb Opt-In ((A), (B) and (C) collectively, the “Pre-Phase IIb Notification”). In addition, the Participating Pre-Phase IIb Party promptly shall provide to the Non-Participating Pre-Phase IIb Party such additional Information and Regulatory Documentation with respect to the Development activities described in such Completion Notice as may be reasonably requested by the Non-Participating Pre-Phase IIb Party in order to evaluate such Development activities. The Participating Pre-Phase IIb Party shall provide the Pre-Phase IIb Notification to the Non- Participating Pre-Phase IIb Party promptly after completion of such Unilateral Pre-Phase IIb Development. Any Pre-Phase IIb Opt-In exercise shall become effective only if the Non- Participating Pre-Phase IIb Party pays the Participating Pre-Phase IIb Party an amount equal to the sum of the following (as applicable) within [***] days after its delivery of the Pre- Phase IIb Election Notice:

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(1) One hundred percent (100%) of such Participating Pre-Phase IIb Party’s Development Costs incurred in connection with such Unilateral Pre- Phase IIb Plan (even if such Non-Participating Pre-Phase IIb Party delivers its notice of election to opt back in prior to the completion of such activities); and

(2) If such Non-Participating Pre-Phase IIb Party was a Non-Participating Exploratory Party for the applicable Development Candidate, One hundred percent (100%) of such Participating Exploratory Party’s Development Costs incurred in connection with Unilateral Exploratory Development for the applicable Development Candidate;

with such aggregate payment (for (1) and (2)) (the “Pre-Phase IIb Opt-In Payment”) reflecting the reimbursement of such Non-Participating Pre-Phase IIb Party’s original fifty percent (50%) share of such Development Costs plus a premium of [***] percent ([***]%). All Development Costs incurred by a Participating Exploratory Party or Participating Pre-Phase IIb Party in connection with any Development activities under any Unilateral Exploratory Development Plan or Unilateral Pre-Phase IIb Plan and specified in any cost statement under this Section 5.6(a)(vi) shall be subject to audit pursuant to Section 11.9. In the event a Non-Participating Pre-Phase IIb Party does not elect to opt-in to Joint Phase IIb Development under this Section 5.6(a)(vi), it shall nonetheless have the right to exercise its Pre-Phase III Opt-In or EOP3 Opt-In with respect the applicable Product Candidate in the applicable Indication in accordance with the terms hereof.

(vii) Effect of Opting Back In. Exercise of the Pre-Phase IIb Opt-In and payment of the Pre-Phase IIb Opt-In Payment in accordance with Section 5.6(a)(vi) shall not render the applicable Product Candidate a Product Candidate that has been jointly Developed (for purposes of decision making under Section 5.5(b)(i)) prior to the determination of the Phase IIb Plan, but rather shall ensure that such previously Non-Participating Pre-Phase IIb Party has the right, and the obligation, to participate in the ongoing joint funding of the Phase IIb Development under Section 5.5(b); however, exercise of the Pre-Phase IIb Opt-In and payment of the Pre-Phase IIb Opt-In Payment in accordance with Section 5.6(a)(vi) shall render such Product Candidate a Product Candidate Developed under a Joint Pre-Phase IIb Plan for all purposes following the determination of the initial Phase IIb Plan, including the right to opt-out of Phase IIb Development under Section 5.5(b)(ii) and joint decision making as to (A) the readiness for Phase III Development under Section 5.5(b), (B) the EOP2 Meeting and briefing package under Section 5.5(c), and (C) Phase III Development under Section 5.5(d).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Phase IIb Development.

(i) Participating Party. If the Non-Participating Pre-Phase IIb Party does not opt in under Section 5.6(a)(vi), or if a Party delivers to the other Party an Opt- Out Notice pursuant to Section 5.5(b)(ii), such that only one Party desires to fund Phase IIb Development, then such Phase IIb Development shall be deemed “Unilateral Phase IIb Development”. The Party that desires to fund such Unilateral Phase IIb Development shall be the “Participating Phase IIb Party,” and the other Party shall be the “Non-Participating Phase IIb Party,” in each case with respect to such Product Candidate for such Phase IIb Development.

(ii) Lead Development Party; Lead Regulatory Party. The Participating Phase IIb Party for particular Unilateral Phase IIb Development shall be the Lead Development Party and the Lead Regulatory Party for such Unilateral Phase IIb Development.

(iii) Unilateral Phase IIb Plans. Unless approved by the JDC pursuant to Section 5.5(b)(i), the Participating Phase IIb Party shall prepare for review and comment by the JDC a plan for such Phase IIb Development, exercising reasonable good faith judgment consistent with the Principles. Such Phase IIb plan shall be thereafter referred to as a “Unilateral Phase IIb Plan”. The Participating Phase IIb Party under a Unilateral Phase IIb Plan shall have the right to amend such Unilateral Phase IIb Plan, exercising reasonable good faith judgment consistent with the Principles, subject to the applicable JDC’s review and comment; provided that the Participating Phase IIb Party shall not have the right to make any such Unilateral Material Amendment without the other Party’s consent. If the JDC cannot agree on whether such an amendment is Unilateral Material Amendment within [***] days, such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within such [***]-day period, then such matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot agree on such matter within [***].

(iv) Funding. The Participating Phase IIb Party for any Unilateral Phase IIb Development shall pay for one hundred percent (100%) of all Development Costs incurred in connection with such Unilateral Phase IIb Development.

(v) Evaluation of Phase IIb Results. For each Product Candidate, promptly after completion of all Development activities under the applicable Unilateral Phase IIb Plan, the applicable Participating Phase IIb Party shall present to the JDC all results pertaining to such Product Candidate for review. The applicable Participating Phase IIb Party’s JDC representatives shall have the right to determine whether such Product Candidate is ready to be Developed in a Phase III Clinical Study or whether one or more additional Clinical Studies or Non-Clinical Studies should be conducted prior to Development in a Phase III Clinical Study. If the JDC representatives of the Participating Phase IIb Party under a Unilateral Phase IIb Plan determine that further Clinical Studies or Non-Clinical Studies are required prior to advancing the applicable Product Candidate to Phase III Clinical Studies, then such Participating Phase IIb Party shall have the right to amend the Unilateral Phase IIb Plan to include such additional Development activities in accordance with Section 5.6(b)(iii).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) EOP2 Meeting; Briefing Package for Unilateral Products.

(i) Proceeding to EOP2 Meeting. If the Participating Phase IIb Party’s representatives on the JDC determine that a Product Candidate under a Unilateral Phase IIb Plan is ready to be Developed in Phase III Clinical Study(ies) for the applicable Indication, such Party shall have the right to proceed to the EOP2 Meeting; provided, however, that if the Non-Participating Pre-Phase IIb Party has exercised the Pre-Phase IIb Opt-In and paid the Pre- Phase IIb Opt-In Payment in accordance with Section 5.6(a)(vi), then the Parties shall proceed as provided in Section 5.5(c).

(ii) Briefing Package; Phase III Plan. Prior to any EOP2 Meeting for a Product Candidate under a Unilateral Phase IIb Plan for an Indication, the Participating Phase IIb Party shall prepare a briefing package, exercising reasonable good faith judgment consistent with the Principles, for submission to the applicable Regulatory Authority for such EOP2 Meeting. The Participating Phase IIb Party shall provide such briefing package to the JDC for review and comment, and shall consider in good faith all comments made by the Non- Participating Phase IIb Party’s representatives on the JDC. The Non-Participating Phase IIb Party shall not have the right to attend any EOP2 Meeting for a Product Candidate under a Unilateral Phase IIb Plan for an Indication under this Section 5.6(c)(ii).

(iii) Commencement of Phase III Development. After reviewing the minutes of the EOP2 Meeting, if the Participating Phase IIb Party’s JDC representatives are of the view that such Product Candidate is ready for Phase III Clinical Studies, the Participating Phase IIb Party may proceed under Section 5.6(d). If the Participating Phase IIb Party’s JDC representatives are of the view that such Product Candidate is not ready for Phase III Clinical Studies, then the Participating Phase IIb Party may amend the Unilateral Phase IIb Plan in accordance with Section 5.6(b)(iii), and the Participating Phase IIb Party shall have the right to carry out the Development activities set forth in such amended plan under the same terms and conditions as set forth in Section 5.6(b) for the original Unilateral Phase IIb Plan, as applicable, and at the conclusion of such additional Development activities, the Participating Phase IIb Party shall again assess the readiness for such Product Candidate for further Development in a Phase III Clinical Studies in accordance with this Section 5.6(c).

(iv) Right to Opt Back In Prior to Phase III. The Non- Participating Phase IIb Party for a Product Candidate under a Unilateral Phase IIb Plan shall have the right to opt back in to the Development of such Product Candidate (the “Pre-Phase III Opt-In”) by providing the Participating Phase IIb Party with written notice of its exercise of such Pre-Phase III Opt-In (the “Pre-Phase III Election Notice”) within [***] days after receiving from the Participating Phase IIb Party: (A) a Completion Notice with respect to such Unilateral Phase IIb Development, (B) reasonable access to (with the ability to analyze and manipulate but not change) the electronic database that contains the Regulatory Data with respect to such Unilateral Phase IIb Development, and (C) a written statement of the costs that would need to be paid under clauses (1), (2) and (3) below by the Non-Participating Phase IIb Party if it elects to exercise its Pre-Phase III Opt-In ((A), (B) and (C) collectively, the “Pre- Phase III Notification”). In addition, the Participating Phase IIb Party promptly shall provide to the Non-Participating Phase IIb Party such additional Information and Regulatory Documentation with respect to the Development activities described in such Completion

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Notice as may be reasonably requested by the Non-Participating Phase IIb Party in order to evaluate such Development activities. The Participating Phase IIb Party shall provide the Pre- Phase III Notification to the Non-Participating Phase IIb Party promptly after completion of such Unilateral Phase IIb Development. Any Pre-Phase III Opt-In exercise shall become effective only if the Non-Participating Phase IIb Party pays the Participating Phase IIb Party an amount equal to the sum of the following (as applicable) within [***] days after its delivery of the Pre-Phase III Election Notice:

(1) one hundred percent (100%) of the Participating Phase IIb Party’s Development Costs incurred in connection with such Unilateral Phase IIb Plan (even if such Non-Participating Phase IIb Party delivers its notice of election to opt back in prior to the completion of such activities); and

(2) if such Non-Participating Phase IIb Party also has been a Non-Participating Pre-Phase IIb Party during any Unilateral Pre-Phase IIb Development for the applicable Product Candidate, one hundred percent (100%) of the Participating Pre- Phase IIb Party’s Development Costs incurred in connection with such Unilateral Pre-Phase IIb Party’s Development; and

(3) if such Non-Participating Phase IIb Party also has been a Non-Participating Exploratory Party during any Unilateral Exploratory Development for the applicable Product Candidate as a Development Candidate or Lead Compound, one hundred percent (100%) of the Participating Exploratory Party’s Development Costs incurred in connection with such Unilateral Exploratory Development;

with such aggregate payment (for (1), (2) and (3)) (the “Pre-Phase III Opt-In Payment”) reflecting the reimbursement of such Non-Participating Phase IIb Party’s original fifty percent (50%) share of such Development Costs plus a premium of one hundred percent (100%). All Development Costs incurred by a Participating Phase IIb Party in connection with any Development activities under any Unilateral Exploratory Development Plan or Unilateral Pre-Phase IIb Plan or Unilateral Phase IIb Plan and specified in any cost statement under this Section 5.6(c)(iv) shall be subject to audit pursuant to Section 11.9. In the event a Non- Participating Phase IIb Party does not elect to opt-in to Joint Phase III Development under this Section 5.6(c)(iv), it shall nonetheless have the right to exercise its EOP3 Opt-In with respect the applicable Product Candidate in the applicable Indication in accordance with the terms hereof.

(v) Effect of Opting Back In.

(1) Where the Pre-Phase III Election Notice under Section 5.6(c)(iv) is received prior to the first data analysis (including any interim analysis as part of the statistical plan) of the Phase IIb Clinical Study, payment of the Pre-Phase III Opt-In Payment shall render such Product Candidate a Product Candidate Developed under a Joint Phase IIb Plan for all purposes, including joint decision making as to the readiness for Phase III Development and the Phase III Plan under Sections 5.5(c) and 5.5(d).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(2) Where the Pre-Phase III Election Notice under Section 5.6(c)(iv) is not received prior to the first data analysis (including any interim analysis as part of the statistical plan) of the Phase IIb Clinical Study, payment of the Pre-Phase III Opt- In Payment shall not render such Product Candidate a Product Candidate Developed under a Joint Phase IIb Plan for purposes of determining the Phase III Plan, but rather shall ensure that such previously Non-Participating Phase IIb Party has the right, and the obligation, to participate in the ongoing joint funding of Phase III Development under Section 5.5(d); however, exercise of the Pre-Phase III Opt-In and payment of the Pre-Phase III Opt-In Payment shall render such Product Candidate a Product Candidate Developed under a Joint Phase IIb Plan for all purposes following the completion of the first Phase III Clinical Study.

(d) Phase III Clinical Development.

(i) Unilateral Products. If the Non-Participating Phase IIb Party does not opt-in under Section 5.6(c)(iv), or if a Party delivers to the Participating Party an Opt- Out Notice pursuant to Section 5.5(d)(ii) with respect to a Development Region, such that only one Party (the “Participating Phase III Party”) desires to fund Phase III Development in such Development Region, then such Development Region is referred to as a “Royalty Region” for the applicable Product Candidate, and any Product containing such Product Candidate is referred to as a “Unilateral Product” with respect to such Development Region, and the Party that does not fund such Phase III Development for such Development Region is referred to as the “Non-Participating Phase III Party”. For each Unilateral Product in each applicable Royalty Region, the Participating Phase III Party shall conduct the Phase III Clinical Study(ies), as well as other Development activities required for Regulatory Approval, all in accordance with the Unilateral Phase III Plan, and such Phase III Development shall be deemed “Unilateral Phase III Development”.

(ii) Unilateral Phase III Plan. Unless agreed upon by the Parties under Section 5.5(d)(i), the Participating Phase III Party shall prepare for review and approval by the JDC a plan for such Phase III Development. If the JDC cannot agree on such Phase III Plan within [***] days after submission of such plan by the Participating Phase III Party, the matter shall be referred to the JEC for resolution. If the JEC cannot agree on such Phase III Plan within a [***]-day period, then such matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot agree on such Phase III Plan within a [***]. Such Phase III plan shall be thereafter referred to as a “Unilateral Phase III Plan” and shall govern the Unilateral Phase III Development.

(iii) Amendments to Unilateral Phase III Plan. The Participating Phase III Party under a Unilateral Phase III Plan shall have the right to amend such Unilateral Phase III Plan, [***]. If the JDC cannot agree [***] within [***] days, such matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within such [***]-day period, then such matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot agree on such matter within [***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iv) Lead Development Party; Lead Regulatory Party. With respect to a Unilateral Phase III Plan for a Unilateral Product in an Indication for a Royalty Region, the applicable Participating Phase III Party shall be the Lead Development Party and Lead Regulatory Party with respect to the Development activities under such Unilateral Phase III Plan (including with respect to the preparation and filing of all Drug Approval Applications for such Unilateral Product in such Indication in such Royalty Region).

(v) Funding. The Participating Phase III Party shall pay for one hundred percent (100%) of all Development Costs incurred in connection with its activities under such Unilateral Phase III Plan.

(e) Option to Convert a Unilateral Product into a Joint Product at the End of the first Phase III Clinical Study.

(i) EOP3 Opt-In and Notice. Subject to Section 5.6(e)(ii) below, for any particular Unilateral Product in a Royalty Region, a Party that has been the Non- Participating Phase III Party under the Unilateral Phase III Plan shall have the right to convert such Unilateral Product to a Joint Product in such Development Region after the completion of the first Phase III Clinical Study for such Unilateral Product (the “EOP3 Opt-In”) by providing the Participating Phase III Party with written notice of its exercise of such EOP3 Opt-In (the “EOP3 Election Notice”) within [***] days after receiving from the Participating Phase III Party: (A) a Completion Notice with respect to such Phase III Clinical Study, (B) reasonable access to (with the ability to analyze and manipulate but not change) the electronic database that contains the Regulatory Data with respect to such Phase III Clinical Study and all other Development activities under the applicable Unilateral Phase III Plan, and (C) a written statement of the costs that would need to be paid under Section 5.6(e)(iii) below by the Non-Participating Phase III Party if it elects to exercise its EOP3 Opt-In incurred by the Participating Phase III Party through the last day of the Calendar Quarter immediately preceding the Calendar Quarter in which such statement is provided (such date, the “Statement Cut-Off Date”) ((A), (B) and (C) collectively, the “EOP3 Notification”). In addition, the Participating Phase III Party promptly shall provide to the Non-Participating Phase III Party such additional Information and Regulatory Documentation with respect to the Development activities described in such Completion Notice as may be reasonably requested by the Non-Participating Phase III Party in order to evaluate such Development activities. The Participating Phase III Party shall provide the EOP3 Notification to the Non-Participating Phase III Party promptly after completion of such first Phase III Clinical Study.

(ii) Restriction on Opting-In. A Non-Participating Phase III Party shall not have the right to exercise the EOP3 Opt-In with respect to a Product for the ROW Region unless such Product is a Joint Product with respect to U.S./Europe/Japan Region, either as a result of such Party’s exercise of its Pre-Phase III Opt-In prior to the commencement of the Phase III Clinical Study for such Product Candidate, or as a result of such Party’s exercise of the EOP3 Opt-In for the U.S./Europe/Japan Region concurrent with its exercise of the EOP3 Opt-In for the ROW Region.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iii) Reimbursement of Prior Incurred Expenses Required for Effectiveness Of EOP3 Opt-In. Any EOP3 Opt-In exercise shall become effective only if the Non-Participating Phase III Party pays the Participating Phase III Party an amount equal to the sum of the following within [***] days after its delivery of the EOP3 Election Notice:

(A) in the event such Non-Participating Phase III Party also has been a Non-Participating Exploratory Party during any Unilateral Exploratory Development for the applicable Development Candidate (but only in the event not already paid), one hundred percent (100%) of the Participating Exploratory Party’s Development Costs incurred in connection with such Unilateral Exploratory Development Plan, with such payment reflecting the reimbursement of such Non-Participating Exploratory Party’s original fifty percent (50%) share of such Development Costs plus a premium of one hundred percent (100%);

(B) in the event such Non-Participating Phase III Party also has been a Non-Participating Pre-Phase IIb Party during any Unilateral Pre-Phase IIb Development for the applicable Product Candidate in the applicable Indication (but only in the event not already paid), one hundred percent (100%) of the Participating Pre-Phase IIb Party’s Development Costs incurred in connection with such Unilateral Pre-Phase IIb Plan, with such payment reflecting the reimbursement of such Non-Participating Pre-Phase IIb Party’s original fifty percent (50%) share of such Development Costs plus a premium of one hundred percent (100%);

(C) in the event such Non-Participating Phase III Party also has been a Non-Participating Phase IIb Party during the Phase IIb Development for the applicable Product Candidate in the applicable Indication, one hundred percent (100%) of the Participating Phase IIb Party’s Development Costs incurred in connection with such Unilateral Phase IIb Plan, with such payment reflecting the reimbursement of such Non-Participating Phase IIb Party’s original fifty percent (50%) share of such Development Costs plus a premium of one hundred percent (100%);

(D) one hundred fifty percent (150%) of the Participating Phase III Party’s total Development Costs incurred through the Statement Cut-Off Date in connection with its Unilateral Phase III Development activities under the Unilateral Phase III Plan for such Product Candidate in the Development Region for which the Non-Participating Phase III Party is exercising the EOP3 Opt-In, with such payment reflecting the reimbursement of such Party’s original fifty percent (50%) share of such Development Costs plus a premium of two hundred percent (200%); and

(E) fifty percent (50%) of the pre-launch commercialization costs (calculated in the same manner as Commercialization Costs, mutatis mutandis) incurred by the Participating Phase III Party for such Product Candidate in such Development Region for such Indication and identified in the EOP3 Notification.

(iv) EOP3 Notice True-Up. Not later than [***] days after receiving the EOP3 Election Notice, the Participating Phase III Party shall provide to the Non- Participating Phase III Party a statement specifying the Participating Phase III Party’s total Development Costs incurred in connection with its Development activities under the Unilateral

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Phase III Plan for such Product Candidate in such Development Region during the period commencing on the day after the Statement Cut-Off Date and ending on the date of receipt of the EOP3 Election Notice, and the Non-Participating Phase III Party shall within [***] days of the receipt of such statement pay one hundred fity percent (150%) of such additional Development Costs set forth in such statement, with such payment reflecting the reimbursement of such Non-Participating Phase III Party’s original fifty percent (50%) share of such additional Development Costs plus a premium of two hundred percent (200%).

(v) Audit Rights. All Development Costs and commercialization costs incurred by a Participating Phase III Party in connection with any Development activities under any Unilateral Plan and specified in any cost statement under Sections 5.6(e)(iii) and (iv) shall be subject to audit pursuant to Section 11.9.

(vi) Conversion of Unilateral Product to Joint Product and Royalty Region to Profit Share Region. Upon the Participating Phase III Party’s receipt of the EOP3 Election Notice and the payment required pursuant to Section 5.6(e)(iii): (A) such Product shall cease to be a Unilateral Product in the applicable Development Region for which the Non-Participating Phase III Party is exercising the EOP3 Opt-In, and shall become a Joint Product in such Development Region; (B) such Development Region shall cease to be a Royalty Region and shall become a Profit Share Region; (C) the original Participating Phase III Party that has been conducting the Phase III Clinical Study for such Product Candidate shall have the right to be the Lead Commercialization Party for such Joint Product in such Profit Share Region; and (D) the Parties shall share equally (50/50) all future Development Costs for such Joint Product for such Indication for such Profit Share Region.

(vii) Failure to Exercise EOP3 Opt-In. If a Non-Participating Phase III Party does not exercise its EOP3 Opt-In with respect to a particular Product Candidate in a particular Development Region in accordance with this Section 5.6, then, unless the Participating Phase III Party otherwise agrees, Products containing such Product Candidate shall thereafter remain Unilateral Products for such Development Region and such Party shall not have any future right to convert such Products into Joint Products.

(viii) Conduct of Unilateral Development. The Participating Party shall conduct the Development activities under any Unilateral Plan in accordance with the terms and conditions of this Agreement and in compliance with all Applicable Laws.

(ix) Opt-In Across Indications. Except as set forth in Section 5.7(a)(iii)(3), in the event a Non-Participating Party exercises its Pre-Phase II Opt-In, Pre-Phase III Opt-In or EOP3 Opt-In for a particular Product Candidate for any Indication (either an original Indication or an Additional Indication), such Non-Participating Party shall be deemed to have exercised such Pre-Phase II Opt-In, Pre-Phase III Opt-In or EOP3 Opt-In with respect to all Active Indications with respect to such Product Candidate (and shall be required to make opt-in payments in respect of all Development Costs and commercialization costs with respect thereto).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(x) Combined Studies Opt-In. Notwithstanding anything herein to the contrary, in the event that any Clinical Study conducted under a Unilateral Plan encompasses more than one stage of clinical Development (e.g., a Phase IIb/III Clinical Study), the Non-Participating Party shall have the right to opt in after the completion of such combined Clinical Study with the same effect as if such Non-Participating Party had opted in after the completion of a Clinical Study that encompassed only the earlier stage of clinical Development and without paying any increased premium that would have resulted from opting in after completion of a Clinical Study that encompassed only the later stage of clinical Development (e.g., a Non-Participating Party that opts in after completion of a Phase IIb/III Clinical Study shall be required to pay only one hundred percent (100%) of the Development Costs incurred by the Participating Party in conducting such Phase IIb/III Clinical Study and not one hundred fifty percent (150%) as otherwise set forth in Section 5.6(e)(iii)(D)).

5.7 Development of a Product Candidate in Additional Indication(s). For each Product Candidate/Product that is being Developed or Commercialized by the Parties or a Party (either jointly or unilaterally) in an Active Indication, each Party shall have the right to propose to the JEC that the Parties jointly, or such Party unilaterally, undertake Development activities for that same Product Candidate/Product for one (1) or more additional Indications in the New Collaboration Field, whether a Related Indication or outside the Related Indications (such Indications, the “Additional Indication(s)” and such Development activities, the “Additional Indication Activities”), subject to the following:

(a) Joint Product. If such Product Candidate/Product is at such time being jointly Developed or Commercialized in an Active Indication by the Parties, then the following shall apply:

(i) Proposed Additional Indication Not a Related Indication. Where any such proposed Additional Indication is not a Related Indication for the Active Indication in which such Product Candidate/Product is then being jointly Developed or Commercialized by the Parties, the JEC shall consider in good faith any such proposal for Additional Indication Activities. If one Party’s representatives on the JEC decide that such proposal should not be pursued, [***]. If the Parties mutually agree that such Additional Indication Activities may be carried out for such Product Candidate/Product in a Profit Share Region, and both Parties desire to fund such Additional Indication Activities, then the Parties shall carry out such Additional Indication Activities, and fund such Additional Indication Activities equally, all in accordance with an amendment approved by the JEC to the then-current (or most recently completed) Product Development Plan for such Product Candidate/Product for the applicable Active Indication. If the Parties mutually agree that such Additional Indication Activities may be carried out, but only one Party desires to fund such Additional Indication Activities, then such Party shall have the right (but not the obligation) to conduct and fund such Additional Indication Activities unilaterally, and in such event, the provisions in Section 5.7(a)(iii) shall apply.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(ii) Proposed Additional Indication is a Related Indication. Where any such proposed Additional Indication is a Related Indication for the Active Indication in which such Product Candidate/Product is being jointly Developed or Commercialized, the JEC shall consider in good faith any such proposal for Additional Indication Activities. If the Parties mutually agree that such Additional Indication Activities may be carried out for such Product Candidate/Product in a Profit Share Region, and both Parties desire to fund such Additional Indication Activities, then the Parties shall carry out such Additional Indication Activities, and fund such Additional Indication Activities equally, all in accordance with an amendment approved by the JEC to the then-current (or most recently completed) Product Development Plan for such Product Candidate/Product for the applicable Active Indication. If one Party’s representatives on the JEC wish to pursue such Additional Indication Activities and the other Party’s representatives on the JEC do not wish to do so [***].

(iii) Unilateral Development of an Additional Indication; Additional Indication Plan. The Party that has the right to conduct and fund any Additional Indication Activities unilaterally pursuant to Section 5.7(a)(i) or 5.7(a)(ii) shall be deemed the “Proposing Party” for such Additional Indication Activities, and the other Party shall be deemed the “Non-Proposing Party” for such Additional Indication Activities. If the Proposing Party pursues such Additional Indication Activities unilaterally:

(1) The Proposing Party shall conduct all Additional Indication Activities in accordance with a written Development plan and budget (the “Additional Indication Plan”) to be proposed by such Proposing Party and approved by the applicable JDC, provided that, if such JDC cannot reach agreement on such plan within a [***]-day period, the matter shall be referred to the JEC for resolution. If the JEC cannot resolve such matter within a [***]-day period, then the matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot resolve such matter within a [***])-day period, then [***];

(2) The Non-Proposing Party shall have the right to exercise its Pre-Phase IIb Opt-In under Section 5.6(a)(vi), its Phase IIb Opt-In under Section 5.6(c)(iv), and its EOP3 Opt-In under Section 5.6(e) with respect to such Additional Indication under the Additional Indication Plan on the substantially same terms and conditions as set forth in such Sections, mutatis mutandis; and

(3) If the Non-Proposing Party does not participate in Phase III Clinical Studies for such Additional Indication under the Additional Indication Plan, then, if the Proposing Party obtains Regulatory Approval for such Additional Indication in the applicable Profit Share Region: (A) such Product shall be Commercialized as a single Product for all Indications in the applicable Profit Share Region as provided in Article 7; and (B) the Proposing Party shall have the right, in addition to all of its rights (and obligations) to receive (and bear) its share of Operating Profit (or Loss) for such Product in the applicable Profit Share Region as otherwise set forth in Section 11.3 of this Agreement, to recoup its Development Costs incurred in the Development of such Product in such Additional Indication, plus a premium, by receiving (or retaining) a royalty equal to fifteen percent (15%) of the quarterly Net Sales of such Product in all Indications in the applicable Profit Share Region (the “Recoupment Amount”), until the aggregate amount of royalties received (or retained) by such Proposing Party under this Section 5.7(a)(iii)(3) equals two (2) times the total

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Development Costs incurred by such Proposing Party in connection with the Additional Indication Activities to the extent not jointly funded by such Non-Proposing Party. The Recoupment Amount shall be deducted from Net Sales of such Product in the Profit Share Region prior to determining Operating Profit (or Loss) of such Product in the Profit Share Region and shall not otherwise be taken into account in determining Operating Profit (or Loss). The Proposing Party shall provide to the other Party a written statement of all Development Costs incurred by such Proposing Party in connection with any Additional Indication Activities promptly after obtaining Regulatory Approval for the applicable Additional Indication in the applicable Profit Share Region, and all such Development Costs specified in such cost statement under this Section 5.7(a)(iii)(3) shall be subject to audit pursuant to Section 11.9.

(b) Unilateral Product. If such Product Candidate/Product is at such time being only unilaterally Developed or Commercialized in an Active Indication by a Party (and not also jointly being Developed or Commercialized), then the following shall apply:

(i) Proposed Additional Indication Not a Related Indication. Where any such proposed Additional Indication is not a Related Indication for the Active Indication in which such Product Candidate/Product is being Developed or Commercialized unilaterally by a Party, the JEC shall consider in good faith any such proposal for such Additional Indication Activities. If either Party’s representatives on the JEC decide that such proposal shall not be pursued, [***]. If the Parties mutually agree that such Additional Indication Activities may be carried out for such Product Candidate/Product, then the Participating Party with respect to such unilateral Product Candidate/Product in the applicable Royalty Region shall have the right (but not the obligation) to pursue Additional Indication Activities for such Product Candidate/Product solely for the purpose of obtaining Regulatory Approval for such Product Candidate/Product in such Additional Indication in such Royalty Region, at its sole cost and expense in accordance with an amendment approved by the JEC to the then-current (or most recently completed) unilateral Product Development Plan for such Product Candidate/Product for the applicable Active Indication. In the event the JEC cannot reach agreement on such amendment within a [***].

(ii) Proposed Additional Indication is a Related Indication. Where any such proposed Additional Indication is a Related Indication for the Active Indication in which such Product Candidate/Product is being Developed or Commercialized unilaterally by a Party, then the Participating Party (but not the other Party) shall have the right (but not the obligation) to carry out Additional Indication Activities for such Product Candidate/Product solely for the purpose of obtaining Regulatory Approval for such Product Candidate/Product in such Additional Indication in such Royalty Region, at its sole cost and expense in accordance with an amendment approved by the JEC to the then-current (or most recently completed) Development Plan for such Product Candidate/Product for the applicable Active Indication. In the event the JEC cannot reach agreement on such amendment within a thirty (30)-day period, [***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

5.8 Unilateral Development of Any Additional Product Candidate for an Active Indication.

(a) Requirements. For any Active Indication as to which a Product Candidate is being Developed or has obtained Regulatory Approval, either by a Party unilaterally or the Parties jointly (the “Initial Product Candidate”), in the event either Party desires to pursue Development of a different Product Candidate for such Active Indication or any of its Related Indications (a “Follow-On Product Candidate”), it shall have the right, but not the obligation, to Develop unilaterally such Follow-On Product Candidate, but only if it complies with each of the following:

(i) Such Party shall first propose the Development of such Follow-On Product Candidate in such Indication to the JDC which is overseeing the then-current Development of the Initial Product Candidate (or which oversaw the Development where such Initial Product Candidate is an approved Product), and such Party may conduct such Development unilaterally [***];

(ii) Unless the Parties otherwise agree, if a Participating Party is unilaterally Developing such Initial Product Candidate for the Active Indication (and such Initial Product Candidate is not being Developed for the Active Indication jointly by the Parties in any Development Region), the other Non-Participating Party may not commence any unilateral Clinical Study Development of a Follow-On Product Candidate in such Active Indication or any of its Related Indications [***];

(iii) Unless the Parties otherwise agree, if the Parties jointly are Developing such Initial Product Candidate for the Active Indication in any Development Region, [***].

(b) Right for Non-Participating Party to Opt-In. Any Follow-On Product Candidate unilaterally Developed by a Party for an Active Indication or its Related Indications in compliance with Section 5.8(a) shall be subject to the right of the other Non- Participating Party to (i) exercise its Pre-Phase IIb Opt-In, (ii) exercise its Pre-Phase III Opt-In, and (iii) exercise its EOP3 Opt-In, provided that, in the event the Participating Party conducting such unilateral Development commences any Clinical Studies for such Follow-On Product Candidate within [***] years after the commencement of the first Phase III Clinical Study for the Initial Product Candidate in the applicable Active Indication, the payment due from the Non-Participating Party upon the exercise of such opt-in right shall equal such Non- Participating Party’s original fifty percent (50%) share of all Development Costs incurred in connection with Development activities for such Follow-On Product Candidate in such Indication, without any requirement for such other Party to pay any premium upon such opt-in.

5.9 Development Records and Reports. Each Party shall maintain, or cause to be maintained, records of its Development activities under this Article 5 (including any Development activities undertaken pursuant to any Product Development Plan) in accordance with Applicable Law and in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of such Development activities, and which shall be retained by such Party for at least [***] years after the termination of this

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Agreement, or for such longer period as may be required by Applicable Law. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that a Party reasonably determines that such records contain Confidential Information that is not licensed to the other Party. Each Party shall provide the applicable JDC and the other Party with such reports summarizing in reasonable detail its Development activities under this Article 5 and the results of such activities as such JDC or the other Party reasonably requests.

5.10 Unilateral Acquired AIMs. Notwithstanding Section 5.8(a), each Party and its Affiliates shall not be precluded from Developing or Commercializing any Unilateral Acquired AIM Controlled by such Party (the “AIM Acquiring Party”) or its Affiliate in an Active Indication or its Related Indications, but subject to the following ((a) through (d)) in the event that any Joint Product(s) are being Developed or Commercialized by the Parties in or for a Profit Share Region in any such Active Indication or its Related Indications (the “Current Products”) at the time such Unilateral Acquired AIM becomes a Unilateral Acquired AIM:

(a) within [***] months of the date on which such Unilateral Acquired AIM becomes a Unilateral Acquired AIM, such AIM Acquiring Party shall be required to elect one (1) of the following: (A) [***];

(b) if the First Commercial Sale of a Current Product has not occurred in the Profit Share Region and the AIM Acquiring Party elects [***];

(c) if the First Commercial Sale of a Current Product has occurred anywhere in the Profit Share Region, and the AIM Acquiring Party elects [***]; and

(d) if the AIM Acquiring Party elects [***].

ARTICLE 6

REGULATORY MATTERS

6.1 Regulatory Filings and Approvals.

(a) Regulatory Strategy. The regulatory strategy and activities applicable to any New Collaboration Compound or Product in any stage of Development under this Agreement shall be set forth in the applicable Development Plan with respect to such stage, and approved in the same manner applicable to the other elements of such Development Plan(s). The regulatory strategy and activities applicable to any Joint Product after Regulatory Approval for such Joint Product has been obtained in a country shall be set forth in the applicable Commercialization Plan, and approved in the same manner applicable to the other elements of such Commercialization Plan(s). All regulatory activities for Joint Products shall be conducted by or on behalf of the Parties in accordance with such Commercialization Plan(s).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Regulatory Responsibilities.

(i) As between the Parties, subject to Section 9.2(c)(iii), the Party designated in accordance with the provisions of this Agreement as the LRP with respect to a particular set of Development, Manufacturing or Commercialization activities for a particular Development Candidate, Product Candidate or Product in a particular country in the Territory shall have the right and responsibility (but subject to the other Party’s rights of participation as set forth herein) for preparing, obtaining, and maintaining Drug Approval Applications, other Regulatory Approvals and other submissions, and for conducting communications with the Regulatory Authorities, with respect to the specific activities for which it is designated as LRP.

(ii) All Regulatory Documentation (including all Regulatory Approvals and Product Labeling) relating to the applicable Development Candidate, Product Candidate or Product with respect to the applicable Development, Manufacturing, or Commercialization activities in the applicable countries shall be owned by the applicable LRP or its designee. The Party that is not the LRP with respect to the applicable Development Candidate, Product Candidate or Product for the applicable Development, Manufacturing, or Commercialization activities in the applicable countries shall assign to the LRP all of its right, title, and interest in and to the applicable Regulatory Documentation (including any existing Regulatory Approvals) with respect to the applicable Product or New Collaboration Compound in the applicable countries, including Regulatory Documentation with respect to activities for which such Party was the LRP in a previous stage of Development, subject to such Party’s right of access, reference and use of Regulatory Data and Regulatory Documentation pursuant to Section 6.3, Section 10.1 and Section 10.5.

(iii) For all Joint Products, the LRP shall provide the other Party with an opportunity to review and comment on all Regulatory Documentation for Joint Products in the applicable countries in the Profit Share Territory, and all proposed actions with respect thereto, prior to submission thereof or the taking of the action. The LRP shall provide the other Party with access to interim drafts of the Regulatory Documentation for Joint Products in the applicable countries in the Profit Share Territory via the access methods (such as secure databases) established by the applicable JDC, and the other Party shall provide its comments on the then-current drafts of such Regulatory Documentation or of proposed actions within [***] days ([***] for Drug Approval Applications), or such other longer period of time mutually agreed to by the Parties. In the event that a Regulatory Authority establishes a response deadline for a regulatory filing or action shorter than such ([***])-day (or [***]-day) period, the Parties shall work cooperatively to ensure the other Party has a reasonable opportunity for review and comment within such deadlines. The LRP shall consider in good faith any such comments of the other Party.

(iv) For all Joint Products, the LRP shall provide the other Party with (A) access to or copies of all material written or electronic correspondence (other than regulatory filings) relating to the Development or Commercialization of Joint Products in the applicable countries in the Profit Share Territory received by such Party or its Affiliates from, or forwarded by such Party or its Affiliates to, the Regulatory Authorities in the applicable countries, and (B) copies of all meeting minutes and summaries of all meetings, conferences, and discussions held by such Party or its Affiliates with the Regulatory Authorities relating to

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

such Joint Products in such applicable countries, including copies of all contact reports produced by such Party or its Affiliates, in each case ((A) and (B)) within [***] Business Days of its receipt, forwarding or production of the foregoing, as applicable. If such written or electronic correspondence received from a Regulatory Authority relates to the withdrawal, suspension, or revocation of a Regulatory Approval for a Joint Product, the prohibition or suspension of the supply of a Joint Product, or the initiation of any investigation, review, or inquiry by such Regulatory Authority concerning the safety of a Joint Product, such Party shall notify the other Party and provide the other Party with copies of such written or electronic correspondence as soon as practicable, but not later than [***] Business Day after receipt of such correspondence.

(v) For all Joint Products, the LRP shall provide the other Party with prior written notice, to the extent the LRP has advance knowledge, of any meeting, conference, or discussion (including any advisory committee meeting) with a Regulatory Authority in the applicable countries relating to the applicable Development, Manufacture, or Commercialization of a Joint Product in the Profit Share Territory, within [***] Business Days after the Party or its Affiliate first receives notice of the scheduling of such meeting, conference, or discussion (or within such shorter period as may be necessary in order to give the other Party a reasonable opportunity to attend such meeting, conference, or discussion). The other Party shall have the right to attend as an observer (but not participate in) all such meetings, conferences, and discussions.

(vi) For all Joint Products, the Party that is not the LRP shall support the LRP, as may be reasonably necessary, in obtaining and maintaining Regulatory Approval for Joint Products in the applicable countries in the Profit Share Territory, including providing necessary documents or other materials required by Applicable Law to obtain and maintain Regulatory Approval, in each case in accordance with the terms and conditions of this Agreement and any applicable Development Plan.

(vii) For any Joint Product in any particular Commercialization Territory, in the event a Party becomes the new Lead Regulatory Party, the other Party shall promptly provide to such new Lead Regulatory Party copies of or access to all non-clinical data, Clinical Data and other Information, results and analyses with respect to such Joint Product to the extent not already in possession of such new Lead Regulatory Party, as may be reasonably necessary for obtaining and maintaining Regulatory Approval for such Joint Product in such Commercialization Territory, including providing necessary documents or other materials required by Applicable Law to obtain and maintain Regulatory Approval.

6.2 Regulatory Costs.

(a) Regulatory Costs incurred by the Parties in connection with Development activities for a Product (and Development-related Manufacturing activities, including CMC Development for a Product) shall be allocated in the same manner as Development Costs for such Development activities for such Product.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Regulatory Costs incurred by the Parties in connection with Commercialization activities for a Product (and Commercialization-related Manufacturing activities, including commercial supply activities for such Product): (i) shall be included as part of the Commercialization Costs in the Profit Share Region for such Product, if the Product is a Joint Product; and (ii) shall be solely borne by the Participating Party in the Royalty Region for such Product, if such Product is a Unilateral Product.

6.3 Data Sharing. Each Party shall promptly provide to the other Party copies of or access to, all Regulatory Data and Regulatory Documentation, when and as such Regulatory Data and Regulatory Documentation becomes reasonably available. Each Party shall have the right to use such Regulatory Data and Regulatory Documentation for all purposes in exercising its rights or fulfilling its obligations under this Agreement, whether or not such Party participated in or funded the activities in the course of which such data and results are generated, including expressly the right of any Party Developing a Unilateral Product to use all such Regulatory Data and Regulatory Documentation for submission to any Regulatory Authorities in the applicable Royalty Region, for no additional consideration other than the royalties owed thereon under Article 11.

6.4 Product Withdrawals and Recalls. Each Party shall make every reasonable effort to notify the other Party promptly (but in no event later than [***] hours) following its determination that any event, incident, or circumstance has occurred that may result in the need for a recall, market suspension or market withdrawal of a Product (whether a Joint Product or a Unilateral Product), and shall include in such notice the reasoning behind such determination, and any supporting facts. The Parties will discuss in good faith and attempt to agree upon whether to recall, suspend or withdraw the Product throughout the Territory; provided, however, that if the Parties fail to agree within an appropriate time period, then (i) with respect to a Joint Product in its Profit Share Region (if any), the Party that is the Lead Commercialization Party for the applicable Commercialization Territory within the Profit Share Region shall decide whether to recall, suspend or withdraw such Joint Product therein; and (ii) with respect to a Unilateral Product in its Royalty Region (if any), the Party that is the Participating Party therefor shall decide whether to recall, suspend or withdraw such Unilateral Product therein. If a recall, market suspension or market withdrawal is mandated by a Regulatory Authority in a country in the Territory, the Lead Commercialization Party shall initiate such a recall, market suspension or market withdrawal in compliance with Applicable Law. The Party that is not the Lead Commercialization Part shall reasonably cooperate in all recall, market suspension or market withdrawal efforts. Any expenses in connection with a recall, market withdrawal or market suspension with respect to Joint Products within the Profit Share Region shall be treated as Commercialization Costs except to the extent that the recall or withdrawal is attributable to (A) the negligence or willful misconduct of, or breach of this Agreement by, a Party, or (B) a Manufacturing defect in the Joint Product, in which events ((A) or (B)): (1) the Party that was negligent or committed willful misconduct or breach, or the Party responsible for Manufacture of the Joint Product, as applicable, shall bear that portion of the recall expenses attributable thereto; and (2) such costs shall not be included in Commercialization Costs. Any expenses in connection with a recall, market withdrawal or market suspension with respect to Unilateral Products within the Royalty Region shall be the

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

sole responsibility of the Participating Party except to the extent that the recall or withdrawal is attributable to the negligence or willful misconduct of, or breach of this Agreement by, the Non-Participating Party, in which event the Non-Participating Party shall bear that portion of the recall expenses attributable thereto.

6.5 Pharmacovigilance. Prior to the filing of the first IND for a Development Candidate under this Agreement, the Parties shall enter into an agreement to initiate a process for the exchange of safety data (including post-marketing spontaneous reports received by each Party and its Affiliates) for the Products, and the establishment and maintenance of one or more global safety databases for the Products, in a mutually agreed format in order to monitor the safety of Products and to meet reporting requirements with any applicable Regulatory Authority.

6.6 Standards of Conduct. Each Party shall make regulatory filings, seek Regulatory Approvals and conduct all other regulatory activities under this Article 6 in compliance with Applicable Law, including any applicable anti-bribery laws and regulations.

ARTICLE 7

COMMERCIALIZATION OF JOINT PRODUCTS

7.1 Commercialization of Joint Products in a Commercialization Territory. The Parties shall Commercialize each Joint Product in the New Collaboration Field in a given Commercialization Territory within a Profit Share Region under the oversight of the JMC and the JEC, and pursuant to the Commercialization Plan applicable to each such Joint Product in the Profit Share Region. If a Joint Product receives Regulatory Approval for more than one Indication, Commercialization of such Joint Product for all Indications will be conducted pursuant to a single Commercialization Plan and led by a single LCP. In furtherance of the foregoing, each Party shall be obligated to (a) perform the number of PDEs for each Joint Product assigned to it in each applicable Commercialization Plan and (b) expend the amount of promotional funds with respect to each Joint Product required in each applicable Commercialization Plan, and each Party otherwise shall use Commercially Reasonable Efforts to Commercialize each Joint Product in the Profit Share Region pursuant to the applicable Commercialization Plan.

7.2 Commercial Summit Meeting. For each Joint Product and corresponding Profit Share Region, within [***] days after the enrollment of the first patient in the first Phase III Clinical Study for such Joint Product, the Parties shall meet at a “Commercial Summit.” The objective of each Commercial Summit shall be (a) to determine, for each Commercialization Territory, which Party is to act as the lead commercialization Party (the “Lead Commercialization Party” or “LCP”) for such Commercialization Territory, and which is to act as the supporting commercialization Party (the “Supporting Commercialization Party,” or “SCP”), the duties of which are discussed further below, (b) to determine the high-level Commercialization plan for such Joint Product throughout the Profit Share Region, and (c) to determine the allocation of tasks to each Party in line with their roles as Lead Commercialization Party and Supporting Commercialization Party, respectively. At

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

each Commercial Summit the Parties shall discuss in good faith and attempt to agree upon a PDE Rate that will be applicable to each country in the Profit Share Region. If the Parties cannot agree upon the PDE Rate for any country in the Profit Share Region, the dispute shall be resolved pursuant to Section 17.6(d)(ii).

7.3 Determination of LCP and SCP. Unless otherwise mutually agreed upon or as determined pursuant to Section 5.6(e)(vi), the following shall apply in determining which Party is to be the LCP and which the SCP for a given Joint Product for a given Commercialization Territory:

(a) First Joint Product. For the first Joint Product under this Agreement to reach such stage of Development and which is not a Humira-Related Product:

(i) In the U.S., Reata shall have the first right to be the LCP, and if Reata elects to be the LCP, Abbott shall have the right to be the SCP, with a right to Co- Promote such Joint Product in the U.S., at its election, as further provided in Section 7.7 below;

(ii) In Europe, Abbott shall have the first right to be the LCP, and if Abbott elects to be the LCP, Reata shall have the right to be the SCP, with the right to Co- Promote such Joint Product in any or all of the European Major Market Countries, at its election, as further provided in Section 7.7 below;

(iii) In Japan, Abbott shall have the first right to be the LCP, and if Abbott elects to be the LCP, Reata shall have the right to be the SCP, but if Reata is the SCP, it shall have no right to Co-Promote such Joint Product in Japan; and

(iv) If the ROW Region is a Profit Share Region, Abbott shall have the first right to be the LCP in all countries of the ROW Region, and if Abbott elects to be the LCP, Reata shall have the right to be the SCP, but if Reata is the SCP, it shall have no right to Co-Promote such Joint Product in any such countries.

(b) Second Joint Product. For the second Joint Product under this Agreement to reach such stage of Development and which is not a Humira-Related Product:

(i) In the U.S. and Europe, Abbott shall have the first right to be the LCP in either the U.S. or Europe (or neither, but not both), and Reata shall have the right to be the SCP in whichever of such Commercialization Territories (if any) is selected by Abbott;

(ii) Reata shall have the first right to be the LCP in whichever (or both) of the U.S. or Europe for which Abbott has elected not to be the LCP pursuant to Section 7.3(b)(i) above, and Abbott shall have the right to be the SCP in such Commercialization Territory(ies) for which Reata has elected to be the LCP;

(iii) The SCP in the U.S. (whether Reata or Abbott) shall have right to Co-Promote in the U.S., at its election, as further provided in Section 7.7 below;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iv) If Abbott is the SCP in Europe, it shall have right to Co-Promote such Joint Product in any or all of the countries of Europe, at its election, as further provided in Section 7.7 below;

(v) If Reata is the SCP in Europe, it shall have the right to Co- Promote such Joint Product in any or all of the European Major Market Countries, at its election, as further provided in Section 7.7 below;

(vi) In Japan, Abbott shall have the first right to be the LCP, and if Abbott elects to be the LCP, Reata shall have the right to be the SCP, but if Reata is the SCP, it shall have no right to Co-Promote such Joint Product in Japan; and

(vii) If the ROW Region is a Profit Share Region, Abbott shall have the first right to be the LCP in all countries of the ROW Region, and if Abbott elects to be the LCP, Reata shall have the right to be the SCP, but if Reata is the SCP, it shall have no right to Co-Promote such Joint Product in any such countries.

(c) Third and Subsequent Joint Products. With respect to the third Joint Product and all subsequent Joint Products to reach such stage of Development and which are not Humira-Related Products:

(i) For the U.S. and Europe, beginning with Reata, the Parties shall alternate as to which has the first right to elect to be the LCP (the “Selecting Party”) in either (or neither) but not both of such Commercialization Territories; and the other Party shall have the right to be the SCP in such selected Commercialization Territory, if any;

(ii) The non-Selecting Party shall have the right to be the LCP in whichever (or both) of the U.S. or Europe for which the Selecting Party has elected not to be the LCP pursuant to Section 7.3(c)(i) above, and the Selecting Party shall have the right to be the SCP in such Commercialization Territory(ies) for which the non-Selecting Party has elected to be the LCP;

(iii) The SCP in the U.S. (whether Reata or Abbott) shall have right to Co-Promote such Joint Product in the U.S., at its election, as further provided in Section 7.7 below;

(iv) The SCP in Europe (whether Reata or Abbott) shall have right to Co-Promote such Joint Product in any or all of the countries of Europe, at its election, as further provided in Section 7.7 below;

(v) The non-Selecting Party shall have the first right to elect to be the LCP in up to two (2) of the following Commercialization Territories: (A) Japan, (B) the Asia Territory (if it is in the Profit Share Region), (C) Latin America (if it is in the Profit Share Region), and (D) the ROW Territory (if it is in the Profit Share Region). The Selecting Party shall have the right to be the LCP in whichever Commercialization Territories are not selected by the non-Selecting Party (and which are in Profit Share Regions). By way of example,

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

assuming the ROW Region is a Profit Share Region, if Abbott is the Selecting Party under Section 7.3(c)(i) and elects to be the LCP in the U.S., then Reata shall have the right to be the LCP in Europe pursuant to Section 7.3(c)(ii), and shall further have the first right to elect to be the LCP pursuant to this Section 7.3(c)(v) in two out of the following: Japan, Asia Territory, Latin America, and the ROW Territory. Continuing such example, if Reata exercises such first right by electing to be the LCP in Japan and the Asia Territory, then Abbott shall have the right to be the LCP in Latin America and the ROW Territory. In each Commercialization Territory, the Party that is not the LCP shall have the right to be the SCP, and shall have the right to Co- Promote the Joint Product in all countries of such Commercialization Territory, at its election and as further provided in Section 7.7 below.

(d) Humira-Related Product. For each Joint Product which is a Humira- Related Product and for which Regulatory Approval is obtained, Abbott shall have the first right to be the LCP in every Commercialization Territory, and Reata shall have the right to be the SCP in all of the Commercialization Territories (if any) in which Abbott elects to be LCP for such Joint Products. Where Abbott does not elect to be the LCP for such Humira-Related Product in a Commercialization Territory, Reata shall have the right, but not the obligation, to be the LCP.

(e) No Obligation to be LCP or SCP. Notwithstanding the foregoing Sections 7.3(a) through 7.3(d), but subject to Section 7.4, a Party having the right to be the LCP shall not be required to be the LCP in any given Commercialization Territory, and if it declines such right, the other Party shall have the right to be the LCP in such Commercialization Territory; it being understood that neither Party shall have the authority to require the other Party to be the LCP. Similarly, a Party having the right to be the SCP shall not be required to be the SCP in the applicable Commercialization Territory, and if it declines such right, the LCP shall, in addition to its role as the LCP, carry out those Commercialization responsibilities that would otherwise have been allocated to the SCP. If, as to any given Commercialization Territory for a Joint Product, neither Party desires to be the LCP, then the Parties, through the JMC, shall discuss the matter and endeavor to agree as to the use of one or more Third Parties to act as the LCP or otherwise take the lead role in the Commercialization of such Joint Product in such Commercialization Territory. Any payments made under any arrangement with any such Third Party to either Party in exchange for such Commercialization Rights, whether in the form of upfront payments, milestones, Net Sales of Joint Product, profit share or royalties shall be deemed “Sublicense Revenue” and shared equally by the Parties as part of the Operating Profit (or Operating Loss), and all costs incurred in connection with the establishment of such Third Party arrangement shall be Commercialization Costs.

7.4 Commercialization Plan.

(a) As further described in this section 7.4, the strategy for the commercial launch of, and subsequent Commercialization of, each Joint Product in each Commercialization Territory shall be described in a comprehensive plan (each such plan, and any revisions thereto, a “Commercialization Plan”) for such Commercialization Territory that describes: (a) the pre-launch, launch and subsequent Commercialization activities for such Joint Product in the Commercialization Territory

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(including promotional messaging, branding (including Product Trademarks), pricing, advertising, planning, marketing, sales force training); (b) key tactics for implementing those activities; (c) the responsibilities for implementing those activities assigned to each of the Parties; (d) the Detailing plan (including the number of Sales Representatives to be provided by the Parties and the number of PDEs required to be performed by the Parties in each applicable country in the Commercialization Territory during each Calendar Quarter); (e) Phase IV Studies and Medical Affairs Activities; (f) the brand elements for such Joint Product throughout the Profit Share Region, including the applicable key distinctive colors, logos, images, and symbols, and Trademarks (including the Product Trademarks) to be used in connection therewith (consistent with Section 7.9); and (g) a comprehensive budget of the projected costs for executing such activities for such Joint Product in the Commercialization Territory (which budget shall include required amounts of promotional funds to be expended by the Parties). The Parties may agree on a single Commercialization Plan to cover multiple Joint Products. Each Commercialization Plan and all subsequent revisions thereto shall contain the information described above in this Section 7.4(a) and any other information the JMC believes is necessary or useful for the successful commercial launch and subsequent Commercialization of such Joint Product. The Parties acknowledge that certain items of the Commercialization Plan may not be amenable to determination at the time the Commercialization Plan is initially drafted. In such event, the Parties shall amend such plan pursuant to Section 7.4(b) to include such items when appropriate. In the event of any inconsistency between a Commercialization Plan and this Agreement, the terms of this Agreement shall control.

(b) The applicable JMC shall develop for approval by the JEC a proposed Commercialization Plan for each Joint Product for each Commercialization Territory at least [***] months prior to the then-current date of expected First Commercial Sale for such Joint Product in the Commercialization Territory as determined by such JMC (such date, the “Anticipated Launch Date” for such Joint Product). In addition, the JMC shall prepare and provide to the JEC for approval by [***]of each year an updated Commercialization Plan for the following Calendar Year. The JMC may also prepare amendments to the Commercialization Plan from time to time during the Calendar Year. If the JMC or JEC cannot agree on any amendment to any such Commercialization Plan, the matter shall be resolved [***].

(c) In the event the JMC cannot agree on a Commercialization Plan (or any amendment thereto, including each annual update) to be submitted to the JEC within [***] days after consideration thereof, then such matter shall be referred to the JEC for resolution. In the event the JEC cannot agree on a Commercialization Plan (or any amendment thereto, including each annual update) within [***] days after consideration thereof, then such matter shall be referred to the Senior Officers of the Parties for resolution. If such Senior Officers cannot reach resolution on the matter within a [***])-day period [***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

7.5 Commercial Readiness.

(a) Party Readiness Plan. For each Joint Product and each Commercialization Territory, at least [***] months prior to the Anticipated Launch Date, each Party shall provide to the JMC for its approval a plan of activities and timelines therefor for planned launch in such Commercialization Territory, including specific criteria and timelines to be met for assuring that such Party, where it is LCP, has appropriate capabilities for distribution, managed care contracting, government pricing and reimbursement matters, and tendering (where applicable), and each Party has appropriate capabilities for performing its required PDEs (such plan of activities, criteria and timelines, collectively, the “Party Readiness Plan”). The number of Sales Representatives that each Party shall be required to provide in each country in such Commercialization Territory shall be set forth in the Party Readiness Plan, shall be determined in accordance with Section 7.4 and shall be deemed the “Committed Sales Force” for such Party.

(b) Initial Launch Readiness Meeting. The JMC shall meet at least [***] months prior to the Anticipated Launch Date (the “Initial Launch Readiness Meeting”), during which meeting each Party shall present to the JMC the number of Sales Representatives it has hired and that are ready for training for such launch. Unless the Parties agree to an alternative commercial ramp up strategy, in the event either Party (the “Initial Shortfall Party”) has not hired [***] percent ([***]%) or more of its Committed Sales Force by such Initial Launch Readiness Meeting (such difference between the Sales Representatives then hired by such Party and its Committed Sales Force, the “Sales Force Shortfall”), the other Party (the “Supplementing Party”) shall have the right (but not the obligation) to supplement for such Sales Force Shortfall by providing (x) its Sales Representatives up to the number of such Sales Force Shortfall and (y) PDEs in an amount up to (1) the number of Required PDEs assigned to the Initial Shortfall Party, multiplied by (2) the percentage of the Sales Force Shortfall (the “Replaced PDEs”), for the launch and the Commercialization of such Product in such Commercialization Territory. In such event, the Supplementing Party shall have the right to provide such Sales Representatives and Replaced PDEs for a period of time determined by the Supplementing Party, but which period shall not be more than [***] years after launch unless the Parties mutually otherwise agree (the “Shortfall Period”), and the Initial Shortfall Party’s Required PDEs shall be reduced by the number of Replaced PDEs. From and after the end of the Shortfall Period, (a) the Supplementing Party shall cease to provide the Sales Representatives and Replaced PDEs to supplement the Sales Force Shortfall and (b) the Initial Shortfall Party shall be obligated to (i) provide sufficient Sales Representatives to meet its total Committed Sales Force and Required PDEs as previously required by the Commercialization Plan and prior to downward adjustment as provided in the prior sentence, and (ii) promptly reimburse the Supplementing Party for all reasonable and direct costs incurred by the Supplementing Party and its Affiliates in connection with the reduction of its Sales Force resources provided to supplement the Sales Force Shortfall during the Shortfall Period; provided that the Supplementing Party shall use commercially reasonable efforts to minimize any such costs. Any reimbursement of costs by the Initial Shortfall Party to the Supplementing Party shall not reduce Net Sales and shall not be included as Sales and Marketing Costs or Commercialization Costs. However, (1) the PDE Costs incurred by the Supplementing Party during the Shortfall Period for the Replaced PDEs shall be included in Sales and Marketing Costs; and (2) the costs incurred by the Initial Shortfall Party in performing PDEs in excess of its Required PDEs, as reduced by the Replaced PDEs, shall not be Sales and Marketing Costs or Commercialization Costs.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) Final Launch Readiness Meeting. The JMC shall meet at least [***] months prior to the Anticipated Launch Date (the “Final Launch Readiness Meeting”), during which meeting the JMC shall review the activities of each Party against such Party’s Party Readiness Plan (other than Sales Representative matters which are addressed in Section 7.5(b)) and determine whether such Party has met the criteria and timelines set forth in such Party Readiness Plan. In the event that either Party has not complied with the timelines and criteria set forth in such Party’s Party Readiness Plan by the Final Launch Readiness Meeting, the other Party shall have the right to perform the commercial responsibilities with respect to which the first Party has not complied until such first Party is ready to perform such commercial responsibilities, and at such time, the Parties shall cooperate to transfer such responsibilities to such first Party in an efficient manner that minimizes the disruption of the Commercialization of the Product and avoids duplication of costs.

7.6 Role of the Lead Commercialization Party. The LCP shall, under the oversight of the JMC and pursuant to the applicable Commercialization Plan, be solely responsible on behalf of the Parties for the following Commercialization activities with respect to the Joint Product in each of the countries within the applicable Commercialization Territory, unless mutually agreed otherwise:

(a) Sales and Distribution. The LCP shall be solely responsible for invoicing and booking sales, establishing all terms of sale (including pricing and discounts) and warehousing and distributing the Joint Product in the Commercialization Territory and shall perform all related services, in each case, in a manner consistent with the terms and conditions of this Agreement. The LCP shall be solely responsible for handling all returns, recalls, or withdrawals (except as set forth in Section 6.4), order processing, invoicing, collection, and inventory management with respect to the Joint Product in the Commercialization Territory. The other Party shall not accept orders for Joint Products or sell Joint Products for its own account or for the LCP’s account, and if the other Party receives any order for Joint Products in the Commercialization Territory, it shall refer such orders to the LCP for acceptance or rejection. If a Joint Product is returned to the other Party, the other Party shall promptly ship such Joint Product to the LCP. The other Party, if requested by the LCP, shall advise the customer who made the return that the Joint Product has been returned to the LCP.

(b) Medical Information. The LCP shall be responsible for responding to medical information requests from healthcare professionals and consumers in accordance with its standard practice for such activity and in accordance with procedures approved by the JMC.

(c) Customer Support. The LCP shall be responsible for providing customer support, handling medical queries, and responding to product and medical complaints relating to the Joint Product.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(d) Reimbursement and Managed Care Activities. The LCP shall be the lead managed care/reimbursement Party and shall have the right and responsibility for negotiating and obtaining pricing or reimbursement approval for the Joint Product in the Commercialization Territory and negotiating managed care arrangements in accordance with a strategy formulated by the JMC. The LCP will make a good faith effort to involve the SCP in clinical and formulary presentations and in meetings with regional accounts.

(e) Medical Affairs Activities. The LCP shall be responsible for all Medical Affairs Activities with respect to the Joint Product in the Commercialization Territory, subject to the right of the SCP to provide, in the countries in which it Co-Promotes the Joint Product, the same level of field-based medical liaison support with respect thereto as it elects to provide with respect to Co-Promotion in such country under Section 7.7 (i.e., between [***] percent ([***]%) and [***] percent ([***]%) of the total number of field-based medical liaisons).

(f) Promotion and Detailing. The LCP shall be responsible for all promotion and Detailing activities, subject to the right of the SCP in such Commercialization Territory to Co-Promote, as provided in Section 7.7.

7.7 Co-Promotion by the SCP.

(a) Co-Promotion Option. As and to the extent provided in Section 7.3, the SCP in a given Commercialization Territory in the Profit Share Region shall have the right to Co-Promote the Joint Product on the terms and conditions set forth in this Section 7.7. A Joint Product Co-Promoted under the same Product Trademark by both Parties under this Article 7 is referred to herein as a “Co-Promotion Product.”

(b) Notice. In order to exercise such Co-Promotion right, no later than [***] days after the filing with the applicable Regulatory Authority of the Drug Approval Application for the Joint Product in a country in the Profit Share Region for which the SCP has the right to Co-Promote, the SCP must provide the LCP with written notice of its election to exercise such Co-Promotion right in such country. Following delivery of such notice, the Parties shall negotiate the Co-Promotion Agreement and the MSL Agreement reasonably and in good faith and with such diligence as is required to execute and deliver each agreement by the date that is [***] months following such filing, or such other period as the Parties may agree in writing. If the SCP does not provide the above election notice with respect to any country within such [***]-day period, the SCP shall be deemed to have irrevocably waived its right to Co-Promote the Joint Product hereunder in such country.

(c) Terms of Co-Promotion Agreement.

(i) Terms. If the SCP exercises its Co-Promotion right for a country, the terms and conditions of such Co-Promotion arrangement shall be set forth in a co-promotion agreement (the “Co-Promotion Agreement”) to be entered into between the Parties as set forth in this Section 7.7(c). The Co-Promotion Agreement shall include the terms and conditions set forth herein and such other provisions as are usual and customary in the LCP’s contract sales force agreements, except that the SCP shall not be entitled to compensation for its Detailing efforts (but the PDE Cost of such efforts shall be deemed Commercialization

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Costs). Under the Co-Promotion Agreement, the LCP shall have the right to make all final decisions with respect to the Co-Promotion arrangement (consistent with the applicable Commercialization Plan), including call plans and assigned territories, the total number of PDEs required to be performed by the SCP (in accordance with Section 7.7(c)(ii)), the Promotional Materials to be used, the training and testing applicable to such Sales Representatives, and restrictions with respect to the ability of such Sales Representatives to Detail other products.

(ii) Co-Promotion Percentage. Within [***] days after the finalization of the first Commercialization Plan for a Co-Promotion Product in a country, the SCP shall notify the LCP of the percentage of the Sales Representatives and PDEs that the SCP shall contribute in such country during the period from the First Commercial Sale of the Co- Promotion Product in the country to the end of the first full Calendar Year following such First Commercial Sale, which percentage must be a multiple of [***] percent ([***]%) that is at least [***] percent ([***]%) but does not exceed [***] percent ([***]%) and which percentage shall be the same with respect to number of Sales Representatives and PDEs. The LCP shall be responsible for providing the remaining percentage of Sales Representatives and PDEs. Commencing with the second full Calendar Year following the First Commercial Sale of the Co-Promotion Product in the country, and annually thereafter, the SCP may reduce such percentage by providing the JMC with at least [***] days prior written notice thereof, provided that such percentage remains a multiple of [***] percent ([***]%) and remains within the range of [***] percent ([***]%) to [***] percent ([***]%) (unless the LCP terminates its right to Co-Promote with respect to such Joint Product in such country in accordance with the terms of the Co-Promotion Agreement). The SCP may not increase its then-current percentage at any time without the LCP’s consent.

(iii) PDE Shortfall. In addition to the remedies provided in Section 7.8, if the SCP fails to perform at least [***] percent ([***]%) of the Required PDEs (as may have been adjusted pursuant to Section 7.5 during the Shortfall Period) for a Co-Promotion Product in a country for each Calendar Quarter during any [***] consecutive Calendar Quarters, then the LCP shall have the right to reduce the SCP’s Co-Promotion percentage with respect to such Joint Product for such country by the same percentage points as such shortfall, on [***] days’ notice, which such reduced number shall thereafter during such Co-Promotion be the Required PDEs of such SCP in such country (the “Adjusted Required PDEs”). Thereafter, if the SCP fails to perform at least [***] percent ([***]%) of the Adjusted Required PDEs for such Co-Promotion Product in such country for each Calendar Quarter during any [***] consecutive Calendar Quarters, then the LCP shall have the right to terminate the Co-Promotion Agreement with respect to such Joint Product for such country on [***] days’ written notice.

(iv) Dispute Resolution on Terms. If the Parties, despite good faith negotiations for a period of [***] days, cannot agree on the terms and conditions of any such Co-Promotion Agreement, either Party may refer such issue for resolution pursuant to Section 17.6(d)(ii) after the end of such [***]-day period. In the course of such dispute resolution, neither Party may propose terms and conditions for such Co-Promotion Agreement inconsistent with the terms and conditions set forth in this Section 7.7.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(d) Terms of MSL Agreement. If the SCP exercises its Co-Promotion right for a Co-Promotion Product in a country, it shall have the right to provide in such country the same percentage of field-based medical liaisons for such Co-Promotion Product in such country as it does Sales Representatives. The terms and conditions of such arrangement shall be set forth in a medical science liaison agreement (the “MSL Agreement”) to be entered into between the Parties as set forth in this Section 7.7(d). The MSL Agreement shall include usual and customary provisions, except that the SCP shall not be entitled to compensation for its services (but the costs of such efforts shall be deemed [***], to the extent applicable). Under the MSL Agreement, the SCP shall have the right to make all final decisions with respect to the arrangement (consistent with the applicable Commercialization Plan), including the total number of medical liaisons to be used and their assignments, and the training and testing applicable to such medical science liaisons. If the Parties, despite good faith negotiations for a period of [***] ([***]) days, cannot agree on the terms and conditions of such MSL Agreement, either Party may [***].

7.8 PDE Shortfalls. In addition to the remedies provided in Section 7.5 and Section 7.7(c)(iii), if in any Calendar Quarter either Party (the “Shortfall Party”) fails to perform all of the required number of PDEs for a Joint Product in a country in the applicable Commercialization Territory assigned to the Shortfall Party with respect to such Calendar Quarter in accordance with the applicable Commercialization Plan (as may have been downward adjusted pursuant to Section 7.5 during the Shortfall Period) and any applicable Co-Promotion Agreement (the “Required PDEs”), the Shortfall Party shall pay the following amount to the other Party, as liquidated damages and not as a penalty, which payments shall be the other Party’s exclusive monetary remedy for the failure of the Shortfall Party to perform the Required PDEs for such Calendar Quarter (for clarity, such payments by the Shortfall Party shall not be deducted in calculating Net Sales and shall not be included in Commercialization Costs):

(a) if the Shortfall Party fails to perform [***] percent ([***]%) (but performs at least [***] percent ([***]%) of the Required PDEs in a country for any Calendar Quarter during the period commencing on the date of First Commercial Sale of such Joint Product in such country and ending [***] years after such date of First Commercial Sale (the “Launch Period”), then, not later than [***] days after the end of such Calendar Quarter, the Shortfall Party shall pay to the other Party an amount equal to (A) the difference between (i) the number of Required PDEs for such country for such Calendar Quarter, less (ii) the number of PDEs actually performed by the Shortfall Party for such country for such Calendar Quarter; multiplied by (B) the PDE Rate for such country for such Calendar Quarter, multiplied by (C) five (5);

(b) if the Shortfall Party fails to perform at least [***] percent ([***]%) of the Required PDEs in a country for [***] during the Launch Period, then, not later than [***] days after the end of [***], the Shortfall Party shall pay to the other Party an amount equal to (A) the difference between (i) the number of Required PDEs for such country for such Calendar Quarter, less (ii) the number of PDEs actually performed by the Shortfall Party for such country for such Calendar Quarter; multiplied by (B) the PDE Rate for such country for such Calendar Quarter, multiplied by (C) ten (10);

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) if the Shortfall Party fails to perform [***] percent ([***]%) (but performs at least [***] percent ([***]%) of the Required PDEs in a country for [***] after the Launch Period, then, not later than [***] days after the end of [***], the Shortfall Party shall pay to the other Party an amount equal to (A) the difference between (i) the number of Required PDEs for such country for such Calendar Quarter, less (ii) the number of PDEs actually performed by the Shortfall Party for such country for such Calendar Quarter; multiplied by (B) the PDE Rate for such country for such Calendar Quarter, multiplied by (C) two and one-half (2.5); and

(d) if the Shortfall Party fails to perform at least [***] percent ([***]%) of the Required PDEs in a country for [***] after the Launch Period, then, not later than [***] days after the end of [***], the Shortfall Party shall pay to the other Party an amount equal to (A) the difference between (i) the number of Required PDEs for such country for such Calendar Quarter, less (ii) the number of PDEs actually performed by the Shortfall Party for such country for such Calendar Quarter; multiplied by (B) the PDE Rate for such country for such Calendar Quarter, multiplied by (C) five (5).

7.9 Trademarks and Markings. The Parties shall Commercialize each Joint Product under a Product Trademark to be set forth in the Commercialization Plan for such Joint Product (or as generic products), in accordance with Section 12.9. Each such Product Trademark for such Joint Product shall be subject to the mutual agreement of the Parties. To the extent permitted by Applicable Law in each country in the Commercialization Territory, and subject to the prior written approval of each Party with respect to the presentation of its corporate name and logo, the Promotional Materials, packaging, and Product Labeling for each Joint Product in such country shall contain the corporate name and logo of each Party with equal prominence. If not permitted by Applicable Law, then such Promotional Materials, packaging, and Product Labeling for such Joint Product in such country shall contain the corporate name and logo of the LCP in each Commercialization Territory.

7.10 Commercialization Reports. The LCP in each Commercialization Territory shall keep the JMC fully informed regarding the progress and results of Commercialization activities for Joint Products in such Commercialization Territory, including by providing annual reports of results achieved against Commercialization Plan(s). The JMC shall specify the format and content of such reports.

7.11 Commercialization Standards of Conduct. Each Party shall, and shall cause its Affiliates to, comply with Applicable Law, the Pharmaceutical Research and Manufacturers of America (PhRMA) Code on Interactions with Healthcare Professionals, and other generally accepted industry codes with respect to the Commercialization of Joint Products in the Territory. In particular, and without limiting the foregoing, each Party shall in all respects comply with Applicable Law concerning the advertising, sales and marketing of prescription drug products in Commercializing Products in the Territory under this Agreement, including the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”) and any applicable local

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

anti-bribery laws. Each Party and its Affiliates shall have a system of internal accounting controls in place that are sufficient to provide reasonable assurances of compliance as required by the FCPA, and shall obtain certification from any permitted sublicensee or distributor it or its Affiliates may engage with respect to Joint Products to do the same, to bring any material non-compliance therewith (should it ever occur) by any of the foregoing entities to its attention, and to promptly remedy any such non-compliance. Each Party and its Affiliates shall maintain such controls throughout the Term and shall promptly notify the JMC in writing with respect to any material non-compliance regarding Commercialization of Joint Products.

ARTICLE 8

COMMERCIALIZATION OF UNILATERAL PRODUCTS

8.1 Rights of Unilateral Party. The applicable Participating Party shall have the sole right to Commercialize Unilateral Products in the New Collaboration Field in any Royalty Region at its own cost and expense (except as otherwise expressly provided herein).

8.2 Commercialization Plans. The Participating Party shall provide to the JEC (and, if the Unilateral Product is also a Joint Product, the applicable JMC) informational updates regarding its Commercialization plans with respect to such Unilateral Product in the Royalty Region on an annual basis, and shall respond in a timely fashion to any reasonable requests of the JEC, JMC (if applicable) or the other Party with respect to such plans and its Commercialization activities in the Royalty Region. The Participating Party will consider in good faith the other Party’s input on such plans; [***].

8.3 Where Unilateral Product is also a Joint Product. Where a Unilateral Product in a Royalty Region is also a Joint Product in a Profit Share Region:

(a) Global Brand Elements. The Participating Party shall Commercialize such Unilateral Product in the Royalty Region in a manner consistent with the applicable key distinctive colors, logos, images, and symbols, and, subject to Section 8.3(b), the Product Trademarks developed by the applicable JMC for Commercialization of the Joint Product in the Profit Share Region.

(b) Trademarks and Markings. If required by the JMC (and permitted by Applicable Law), the Participating Party shall Commercialize the Unilateral Product under the Product Trademarks selected by the applicable JMC for the Joint Product in the Profit Share Region; provided that the Participating Party also may Commercialize the Unilateral Product as a generic product. To the extent required by Applicable Law in a country in the Royalty Region, the Promotional Materials, packaging, and Product Labeling for the Unilateral Product in such country shall contain the corporate name and logo of each Party; provided that the manner in which such corporate names and logos are to be presented shall be subject to the reasonable approval of the applicable Party.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

8.4 Sales and Distribution. The Participating Party shall be solely responsible for invoicing and booking sales, establishing all terms of sale (including pricing and discounts) and warehousing and distributing the Unilateral Product in the Royalty Region and shall perform all related services, in each case, in a manner consistent with the terms and conditions of this Agreement. The Participating Party shall be solely responsible for handling all returns, recalls, or withdrawals, order processing, invoicing, collection, distribution, and inventory management with respect to the Unilateral Product in the Royalty Region.

8.5 Compliance with Applicable Law. The Participating Party shall, and shall cause its Affiliates to, comply with Applicable Law, the Pharmaceutical Research and Manufacturers of America (PhRMA) Code on Interactions with Healthcare Professionals, and other generally accepted industry codes with respect to the Commercialization of the Unilateral Product in the Royalty Region. In particular, and without limiting the foregoing, the Participating Party shall in all respects comply with Applicable Law concerning the advertising, sales and marketing of prescription drug products in Commercializing the Unilateral Product in the Royalty Region under this Agreement, including the FCPA and any applicable local anti-bribery laws. The Participating Party and its Affiliates shall have a system of internal accounting controls in place that are sufficient to provide reasonable assurances of compliance as required by the FCPA, and shall obtain certification from any permitted sublicensee or distributor it or its Affiliates may engage with respect to the Unilateral Product to do the same, to bring any material non-compliance therewith (should it ever occur) by any of the foregoing entities to its attention, and to promptly remedy any such non- compliance. The Participating Party and its Affiliates shall maintain such controls throughout the Term and shall promptly notify the other Party in writing with respect to any material non- compliance regarding Commercialization of the Unilateral Product.

ARTICLE 9

MANUFACTURE AND SUPPLY

9.1 Supply for the Research Collaboration and Development Programs. The Parties intend that the Discovery Research Plan, the Joint Exploratory Development Plan and each of the Joint Plans shall set forth the allocation of Manufacturing responsibilities between the Parties for the Manufacture of New Collaboration Compounds (including applicable Lead Compounds, Development Candidates, and Product Candidates) for use under such plan. All decisions regarding a particular matter relating to such pre-clinical and clinical Manufacturing activities shall be made in accordance with the decision-making rules set forth in Articles 3, 4 and 5 for the Development Plan that pertains to the corresponding Development activities for which such Manufacturing activity applies. Manufacturing Costs incurred by or on behalf of the Parties (either jointly or unilaterally) under any such plan shall be deemed [***] under such plan and shared between the Parties in accordance with the terms of this Agreement.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

9.2 Manufacturing Plan for Joint Products.

(a) Manufacturing Plan. The Manufacture of each Joint Product in the New Collaboration Field in the Territory to support ongoing or anticipated Commercialization of such Joint Product shall be conducted pursuant to a comprehensive manufacturing plan for such Joint Product (the “Manufacturing Plan”) that sets forth: (i) all significant work necessary to establish capacity for and to support ongoing or anticipated Commercialization of such Joint Product in the Territory, including the timeline therefor; (ii) the anticipated tasks and responsibilities and resource allocation of each Party both prior to and after launch; (iii) the annual projected Joint Product volume to be Manufactured both prior to and after launch; (iv) any backup plan for Manufacturing and supply in the event of a shortfall or non-performance of the primary Manufacturing arrangement; and (iv) a corresponding budget for such activities.

(b) Amendment to Manufacturing Plan. Any initial Manufacturing Plan and any amendment to a then-current Manufacturing Plan, including any re-prioritization of activities within, reallocation of resources with respect to, or additions to the then-current Manufacturing Plan, shall be subject to the approval of the JSC. If the JSC cannot reach agreement on such amendment within [***] days, such matter shall be referred to the JEC for resolution. If the JEC cannot reach agreement on such amendment within [***] days then [***].

(c) Manufacturing Responsibilities under the Manufacturing Plan. Unless the Parties agree in writing upon an alternate allocation of responsibility, the Parties agree that the Lead Manufacturing Party shall have primary operational responsibility for: (i) executing the Manufacturing Plan as in effect from time to time for the Profit Share Territory; (ii) the Manufacturing of Joint Product in accordance with the Manufacturing Plan; and (iii) the preparation of the CMC sections of the Drug Approval Applications for such Joint Product and any follow-on correspondence and discussions with the applicable Regulatory Authorities in connection therewith.

(d) Lead Manufacturing Party and Backup Supplier for Joint Product. Abbott shall serve as the lead manufacturing Party for the commercial supply for the Profit Share Region (the “Lead Manufacturing Party” or “LMP”) of the first Joint Product. Reata shall serve as the LMP for the second Joint Product; thereafter, the Parties shall alternate as LMPs for subsequent Joint Products. The Party that is not the LMP shall have the right, but not the obligation, to serve as the backup supplier for a Joint Product.

9.3 Supply of Unilateral Products. As between the Parties, the Participating Party shall be solely responsible, at its sole expense, to Manufacture (or have Manufactured) and supply the applicable Product Candidate and Unilateral Product for clinical use and commercial sale and distribution in the Royalty Region by the Participating Party and its Affiliates and sublicensees, except to the extent otherwise agreed by the Parties. In the event that the Unilateral Product is also a Joint Product in a Profit Share Region and the Non- Participating Party for the Unilateral Product in the Royalty Region is the Lead Manufacturing Party for such Product in the Profit Share Region, the Participating Party for such Product shall have the right to request such Lead Manufacturing Party to supply such Product for the Development or Commercialization of such Product in the Royalty Region. Such Lead Manufacturing Party may, at its discretion: (a) [***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

9.4 Technology Transfer. In order to permit each Party to fulfill its duties as LMP or backup supplier and otherwise to Manufacture New Collaboration Compounds and Products as reasonably necessary or useful to exercise its rights and perform its obligations under this Agreement (including as a Participating Party to Manufacture such Product for Development or Commercialization in a Royalty Region), each Party shall have the right to require the other Party to effect from time to time in accordance with this Section 9.4 a full transfer to it or its designee (which designee may be an Affiliate or a Third Party manufacturer, subject to Section 9.7) of all Manufacturing Information relating to the then-current process (the “Manufacturing Process”) for the Manufacture of any Product or New Collaboration Compound contained therein, and to implement the Manufacturing Process at facilities designated by the transferee Party (such transfer and implementation, as more fully described in this Section 9.4, the “Technology Transfer”). The transferring Party shall provide, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to provide (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), all reasonable assistance requested by the transferee Party to enable the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) to implement the Manufacturing Process at the facilities designated by the transferee Party. If requested by the transferee Party, such assistance shall include facilitating the entering into of agreements with applicable Third Party suppliers relating to the Products and New Collaboration Compounds. Without limitation to the foregoing, in connection with each Technology Transfer:

(a) At the transferee Party’s reasonable request, the transferring Party shall make available, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to make available (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), to the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable), all of the transferring Party’s Manufacturing Information and materials relating to the Manufacturing Process, and all documentation constituting material support, performance advice, shop practice, standard operating procedures, specifications as to materials to be used and control methods, that are reasonably necessary or useful to enable the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) to use and practice the Manufacturing Process;

(b) At the transferee Party’s reasonable request, the transferring Party shall cause all appropriate employees and representatives of the transferring Party and its Affiliates to meet with, and shall use Commercially Reasonable Efforts to cause all appropriate employees and representatives of its Third Party manufacturers to meet with (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), employees or representatives of the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) at the applicable manufacturing facility at mutually convenient times to assist with the working up and use of the Manufacturing Process and with the training of the personnel of the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) to the extent reasonably necessary or useful to enable the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) to use and practice the Manufacturing Process;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) Without limiting the generality of clause 9.4(b) above, at the transferee Party’s reasonable request, the transferring Party shall cause all appropriate analytical and quality control laboratory employees and representatives of the transferring Party and its Affiliates to meet with, and shall use Commercially Reasonable Efforts to cause all appropriate analytical and quality control laboratory employees and representatives of its Third Party manufacturers to meet with (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), employees or representatives of the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) at the applicable manufacturing facility and make available all necessary equipment, at mutually convenient times, to support and execute the transfer of all applicable analytical methods and the validation thereof (including, all applicable Information, methods, validation documents and other documentation, materials and sufficient supplies of all primary and other reference standards);

(d) At the transferee Party’s reasonable request, the transferring Party shall take such steps, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to take such steps (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), as are reasonably necessary or useful to assist in reasonable respects the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) in obtaining any necessary licenses, permits, or approvals from Regulatory Authorities with respect to the Manufacture of the Products and New Collaboration Compounds at the applicable facilities; and

(e) At the transferee Party’s reasonable request, the transferring Party shall provide, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to provide (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), such other assistance as the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) may reasonably request to enable the transferee Party (or its Affiliate or designated Third Party manufacturer, as applicable) to use and practice the Manufacturing Process and otherwise to Manufacture the Products and New Collaboration Compounds.

For each Joint Product, the reasonable out-of-pocket costs paid to Third Parties by or on behalf of the Parties in connection with each Technology Transfer, in each case incurred directly as a result of performing each Technology Transfer, shall be Development Costs or Commercialization Costs, as applicable.

For each Unilateral Product, the reasonable out-of-pocket costs paid to Third Parties by or on behalf of the Parties in connection with each Technology Transfer, in each case incurred directly as a result of performing each Technology Transfer, shall be borne by the Participating Party that requests such Technology Transfer.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

9.5 Launch Product Volume; Product Supply Volume; Supply. At least [***] months before the Anticipated Launch Date for a Joint Product, the Lead Manufacturing Party shall include in the Manufacturing Plan a projected launch volume to support the launch that is consistent with such Party’s then-current or planned standard practice of inventory building for product launches, which shall at least require such Party to have [***] months of the then annual projected demand of active ingredient and [***] months of the annual projected demand of finished Products or other good faith determination by the Lead Manufacturing Party. From time to time as appropriate, the Lead Manufacturing Party shall establish and adjust the Joint Product supply volume on a sustained basis after launch (the “Projected Product Supply Volume”), taking into consideration the estimated Joint Product demand in the Profit Share Territory, the distribution logistics, and the shelf life of the applicable Joint Product. The Parties acknowledge that the Projected Product Supply Volume included in a Manufacturing Plan is a good faith estimate and that actual Product volume Manufactured may differ from such Projected Product Supply Volume due to changes in demand. The Lead Manufacturing Party shall have the flexibility to adjust the actual Joint Product volume using its good faith judgment to meet the ongoing demand for Joint Product supply while minimizing the quantity of unusable Joint Product.

9.6 Manufacturing Standards of Conduct. Each Party shall use Commercially Reasonable Efforts to carry out the Manufacturing activities assigned to it under the Discovery Research Plan, the Joint Exploratory Development Plan, each Joint Plan and the Manufacturing Plan in a timely and professional manner. Each Party shall carry out the Manufacturing activities assigned to it under the Discovery Research Plan, the Joint Exploratory Development Plan, each Joint Plan and the Manufacturing Plan in compliance with Applicable Law (including GMPs, if applicable).

9.7 Subcontracting. A Party with the right or obligation to Manufacture New Collaboration Compounds or Products hereunder shall have the right to subcontract its Manufacturing obligations to a Third Party manufacturer following good faith negotiations with the other Party, provided that the terms offered by such Third Party manufacturer are superior, taken as a whole (accounting for the respective Manufacturing capacity and expertise offered by the Third Party and the other Party), than the terms upon which the other Party is willing to take on such obligations. Section 9.2(c) shall also apply to any subcontracting arrangement with a Third Party manufacturer.

9.8 Manufacturing Records and Reports. Each Party shall maintain, or cause to be maintained, records of its Manufacturing activities under this Article 9 in accordance with Applicable Law and in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of such activities, and which shall be retained by such Party for at least [***] years after the termination of this Agreement, or for such longer period as may be required by Applicable Law. Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except to the extent that a Party reasonably determines that such records contain Confidential Information that is not licensed to the other Party. Each Party shall provide the JSC with such reports detailing its Manufacturing activities under this Article 9 and the results of such activities as the JSC reasonably requests.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

ARTICLE 10

LICENSES AND EXCLUSIVITY

10.1 License Grants.

(a) Grants to Abbott. Subject to Section 10.4 and the other terms and conditions of this Agreement, Reata (on behalf of itself and its Affiliates) hereby grants to Abbott:

(i) an exclusive (including with regard to Reata and its Affiliates) license (or sublicense), with the right to grant sublicenses in accordance with Section 10.2, under the Reata Patents, Reata Know-How and Reata’s interest in Joint Patents and Joint Know-How, to import, offer to sell and sell in the New Collaboration Field (A) those Joint Products in those countries of the Territory for which Abbott is designated as LCP under and in accordance with the terms of this Agreement and (B) those Unilateral Products in those countries of the Territory for which Abbott is the Participating Party under and in accordance with the terms of this Agreement;

(ii) an exclusive (including with regard to Reata and its Affiliates) license and right of reference, with the right to grant sublicenses and further rights of reference in connection with the grant of sublicenses in accordance with Section 10.2 under the grants in Section 10.1(a)(i), under the Regulatory Approvals and any other Regulatory Documentation that Reata or any of its Affiliates may Control with respect to New Collaboration Compounds or Products, to import, offer to sell and sell in the New Collaboration Field (A) those Joint Products in those countries of the Territory for which Abbott is designated as LCP under and in accordance with the terms of this Agreement and (B) those Unilateral Products in those countries of the Territory for which Abbott is the Participating Party under and in accordance with the terms of this Agreement;

(iii) a co-exclusive (together with Reata and its Affiliates) license (or sublicense), with the right to grant sublicenses in accordance with Section 10.2, under the Reata Patents, Reata Know-How and Reata’s interest in Joint Patents and Joint Know-How, to (A) Develop, Manufacture, have Manufactured, and obtain, maintain, and hold Regulatory Approvals for, New Collaboration Compounds and Products in the New Collaboration Field in the Territory and (B) Commercialize (other than importing, offering to sell or selling) Products in the New Collaboration Field in the Territory;

(iv) a co-exclusive (together with Reata and its Affiliates) license and right of reference, with the right to grant sublicenses and further rights of reference in connection with the grant of sublicenses in accordance with Section 10.2 under the grants in Section 10.1(a)(iii), under the Regulatory Approvals and any other Regulatory Documentation that Reata or any of its Affiliates may Control with respect to New Collaboration Compounds

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

or Products, to (A) Develop, Manufacture, have Manufactured, and obtain, maintain, and hold Regulatory Approvals for, New Collaboration Compounds and Products in the New Collaboration Field in the Territory and (B) Commercialize (other than importing, offering to sell or selling) Products in the New Collaboration Field in the Territory;

(v) subject to Sections 7.9, 8.3(b) and 12.9, a non-exclusive license, without the right to grant sublicenses, except in connection with the grant of sublicenses pursuant to Section 10.2 under the grants in Section 10.1(a), to use Reata’s corporate names solely as required to comply and solely in accordance with Sections 7.9 and 8.3(b) and for no other purpose; and

(vi) a non-exclusive license (or sublicense), with the right to grant sublicenses through multiple tiers, under the Reata Know-How from and after the end of the Exclusivity Period for any and all purposes in the New Collaboration Field except as expressly prohibited under this Agreement (including under Section 10.6).

(b) Grants to Reata. Subject to Section 10.4 and the other terms and conditions of this Agreement, Abbott (on behalf of itself and its Affiliates) hereby grants to Reata:

(i) an exclusive (including with regard to Abbott and its Affiliates) license (or sublicense), with the right to grant sublicenses in accordance with Section 10.2, under the Abbott Patents, Abbott Know-How and Abbott’s interest in Joint Patents and Joint Know-How, to import, offer to sell and sell in the New Collaboration Field (A) those Joint Products in those countries of the Territory for which Reata is designated as LCP under and in accordance with the terms of this Agreement and (B) those Unilateral Products in those countries of the Territory for which Reata is the Participating Party under and in accordance with the terms of this Agreement;

(ii) an exclusive (including with regard to Abbott and its Affiliates) license and right of reference, with the right to grant sublicenses and further rights of reference in connection with the grant of sublicenses in accordance with Section 10.2 under the grants in Section 10.1(b)(i), under the Regulatory Approvals and any other Regulatory Documentation that Abbott or any of its Affiliates may Control with respect to New Collaboration Compounds or Products, to import, offer to sell and sell in the New Collaboration Field (A) those Joint Products in those countries of the Territory for which Reata is designated as LCP under and in accordance with the terms of this Agreement and (B) those Unilateral Products in those countries of the Territory for which Reata is the Participating Party under and in accordance with the terms of this Agreement;

(iii) a co-exclusive (together with Abbott and its Affiliates) license (or sublicense), with the right to grant sublicenses in accordance with Section 10.2, under the Abbott Patents, Abbott Know-How and Abbott’s interest in Joint Patents and Joint Know- How, to (A) Develop, Manufacture, have Manufactured, and obtain, maintain, and hold Regulatory Approvals for, New Collaboration Compounds and Products in the New Collaboration Field in the Territory and (B) Commercialize (other than importing, offering to sell or selling) Products in the New Collaboration Field in the Territory;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iv) a co-exclusive (together with Abbott and its Affiliates) license and right of reference, with the right to grant sublicenses and further rights of reference in connection with the grant of sublicenses in accordance with Section 10.2 under the grants in Section 10.1(b)(iii), under the Regulatory Approvals and any other Regulatory Documentation that Abbott or any of its Affiliates may Control with respect to New Collaboration Compounds or Products, to (A) Develop, Manufacture, have Manufactured, and obtain, maintain, and hold Regulatory Approvals for, New Collaboration Compounds and Products in the New Collaboration Field in the Territory and (B) Commercialize (other than importing, offering to sell or selling) Products in the New Collaboration Field in the Territory;

(v) subject to Sections 7.9, 8.3(b) and 12.9, a non-exclusive license, without the right to grant sublicenses, except in connection with the grant of sublicenses pursuant to Section 10.2 under the grants in Section 10.1(b), to use Abbott’s corporate names solely as required to comply and solely in accordance with Sections 7.9 and 8.3(b) and for no other purpose; and

(vi) a non-exclusive license (or sublicense), with the right to grant sublicenses through multiple tiers, under the Abbott Know-How from and after the end of the Exclusivity Period for any and all purposes in the New Collaboration Field except as expressly prohibited under this Agreement (including under Section 10.6).

As used in this Section 10.1, “co-exclusive” shall mean that the Person granting the license and the licensee shall have the right to Exploit the intellectual property rights granted under such license (by itself or together with its Affiliates), but shall not have the right to further license (in the case of the Person granting the license) or sublicense (in the case of the licensee) such rights to a Third Party except in accordance with Section 10.2 below.

10.2 Sublicenses and Subcontracting.

(a) Licenses/Sublicenses. Each Party shall have the right to grant licenses or sublicenses (or further rights of reference to licensees or sublicensees) under the rights it retains or is granted under Section 10.1: (i) to any of its Affiliates; provided that such license or sublicense shall immediately terminate if and when such Person ceases to be an Affiliate of such Party, (ii) to a Third Party through multiple tiers of licensees or sublicensees; provided that, unless otherwise agreed in writing by the other Party, (A) any such license or sublicense (1) shall apply only with respect to a Unilateral Product in the applicable Royalty Territory for an Indication which is not then an Active Indication or a Related Indication for any Active Indication in such Royalty Territory, (2) may only be granted after the EOP3 Opt-in with respect to such Unilateral Product for such Indication in such Royalty Territory has expired unexercised by the Non-Participating Party, and (3) shall require the prior written consent of the other Party if such license or sublicense granted to a Third Party includes the right to sell, promote or Detail such Unilateral Product in the U.S./Europe/Japan Region; and (B) the licensing or sublicensing Party shall first discuss with the other Party in good faith as to

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

whether such other Party desires to take on the activities proposed to be licensed or sublicensed (but the Participating Party shall be under no obligation to engage such other Party as the subcontractor); or (iii) in connection with the settlement of any Joint Product Infringement, Unilateral Product Infringement or Field Infringement pursuant to Section 12.3.

(b) Subcontracting. Each Party shall have the right to engage a Third Party subcontractor to perform on such Party’s behalf any of its obligations in the normal course of business with respect to the Development and Commercialization of Products hereunder; provided that (a) any such subcontract to sell, distribute, promote or Detail a Product in the U.S./Europe/Japan Region (including the engagement of a contract sales organization to promote such Product) shall require the prior written consent of the other Party; (b) the subcontracting Party shall first discuss with the other Party in good faith as to whether such other Party desires to take on the activities proposed to be subcontracted (but the subcontracting Party shall be under no obligation to engage such other Party as the subcontractor); and (c) any such subcontractor agreement shall comply with the requirements of Section 10.2(c). The subcontracting by a Party of any Manufacturing rights and obligations hereunder shall be governed by Section 9.7.

(c) Sublicense and Subcontracting Agreements. Each time a Party grants a sublicense pursuant to Section 10.2(a)(i) or 10.2(a)(ii) or engages a subcontractor pursuant to Section 10.2(b), it shall enter into a written agreement (a “Third Party Agreement”) with the licensee, sublicensee or subcontractor, as the case may be (the “Contracting Third Party”). Each such Third Party Agreement shall be consistent with and subject to the terms and conditions of this Agreement, and the sublicensing or subcontracting Party shall remain fully liable for the performance of its obligations and for the performance of such Contracting Third Party in accordance with the terms of this Agreement, and all acts or omissions of the Contracting Third Party shall be deemed acts or omissions of such sublicensing or subcontracting Party hereunder. In addition, each such Third Party Agreement shall require that such Contracting Third Party: (i) comply with the terms and conditions of this Agreement that are applicable to its activities; and (ii) (x) subject to Section 13.1(d), in the case of a Contracting Third Party that is a subcontractor, assign to such Party, or (y) in the case of a Contracting Third Party that is a sublicensee, assign to such Party or grant to such Party the royalty-free license under and right of reference to (with rights to grant sublicenses and further rights of reference to the other Party and its Affiliates and sublicensees), in each case ((x) and (y)): (A) all Information (including all Regulatory Data) and Regulatory Documentation generated by or on behalf of such Contracting Third Party in connection with the Development of Products; and (B) all Patents owned or controlled by such Contracting Third Party with respect to the Products. A copy of each such Third Party Agreement, redacted as appropriate for competitively sensitive information or as required to comply with confidentiality obligations, shall be provided to the other Party within [***] days after its execution.

10.3 Negative Covenant. Each Party covenants that it will not Exploit any of the other Party’s intellectual property rights licensed to it under this Article 10 beyond the scope of the applicable license grant. In particular, neither Party shall Exploit any of the other Party’s intellectual property rights in connection with the development, manufacture or commercialization of Exempt AIMs.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

10.4 No Implied Licenses. Abbott and its Affiliates and sublicensees shall have no right, express or implied, with respect to the Reata Patents, the Reata Know-How, Reata’s Regulatory Documentation and Reata’s corporate names, and Reata and its Affiliates shall have no right, express or implied, with respect to the Abbott Patents, the Abbott Know-How, Abbott’s Regulatory Documentation and Abbott’s corporate names except, in each case, as expressly provided in Sections 10.1.

10.5 Access to Regulatory Documentation and Cooperation. To the extent not already provided under Articles 3 and 6, each Party promptly shall provide to the other Party, at the other Party’s cost and expense, copies of such Regulatory Data, Regulatory Approvals and other Regulatory Documentation Controlled by such Party or any of its Affiliates as shall be reasonably requested by the other Party solely for purposes of exercising its rights under the grants in Section 10.1. All such documents shall be provided in the format as submitted to the applicable Regulatory Authority, and also in Word, Excel or other source formats to permit analysis, editing, and inclusion in regulatory submissions.

10.6 Exclusivity.

(a) During the Research Term and for a period of [***] years ([***]) thereafter (the “Exclusivity Period”), the Parties shall not, and shall cause their respective Affiliates not to, directly or indirectly (including by licensing, authorizing, appointing, or otherwise enabling any Third Party to do so), develop, manufacture or commercialize any Targeted AIM other than an Exempt AIM, or any product containing a Targeted AIM other than an Exempt AIM, in each case in the New Collaboration Field in the Territory except pursuant to the Parties’ activities under and in accordance with this Agreement.

(b) During the Term following the end of the Exclusivity Period, the Parties shall not, and shall cause their respective Affiliates not to, directly or indirectly (including by licensing, authorizing, appointing, or otherwise enabling any Third Party to do so), develop, manufacture or commercialize: (i) any Targeted AIM other than an Exempt AIM, or any product containing a Targeted AIM other than an Exempt AIM, in each case in an Active Indication or any Related Indication for an Active Indication, or (ii) any Targeted AIM that is part of the New Collaboration Compound Pool as of the end of the Exclusivity Period, or any product containing such a Targeted AIM, in each case ((i) and (ii)) in the New Collaboration Field in the Territory except pursuant to the Parties’ activities under and in accordance with this Agreement (including Section 5.7 and Section 5.8).

(c) Following the end of the Exclusivity Period, nothing herein shall restrict either Party or its Affiliates from, directly or indirectly (including by licensing, authorizing, appointing, or otherwise enabling any Third Party to do so), developing, manufacturing or commercializing Targeted AIMs that are not in the New Collaboration Compound Pool as of the end of the Exclusivity Period for any indication except a then-Active Indication or any Related Indication for a then-Active Indication, and nothing herein shall require the Parties to share Information with or coordinate such development, manufacturing or commercialization activities with the other Party.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(d) During the Term, each Party shall not, and shall cause its Affiliates not to, directly or indirectly (including by licensing, authorizing, appointing, providing Product or funding to, or otherwise enabling any Third Party to do so), conduct any Clinical Study with a New Collaboration Compound in which a product of the other Party or its Affiliate is used as a comparator except to the extent such a Clinical Study is required or recommended by a Regulatory Authority or as otherwise approved by the other Party.

ARTICLE 11

FINANCIALS

11.1 Upfront Amount. No later than [***] days following the Effective Date, Abbott shall pay Reata an upfront amount equal to Four Hundred Million Dollars ($400,000,000). Such payment shall be noncreditable against any other payments due hereunder.

11.2 Development Costs.

(a) Reports. Each Party shall report to the other Party, within [***] days after the end of each Calendar Quarter, Development Costs incurred by such Party during such Calendar Quarter. Such report shall specify in reasonable detail all amounts included in such Development Costs during such Calendar Quarter. Each such report shall enable the receiving Party to compare the reported costs against the applicable Development Plan, on both a quarterly basis and a cumulative basis for each activity. The Parties shall seek to resolve any questions related to such accounting statements within [***] days following receipt by each Party of the other Party’s report hereunder.

(b) Cost Overruns.

(i) Each Party shall promptly inform the other Party if such Party determines that it is likely to overspend or underspend by more than [***] percent ([***]%) its respective aggregate budgeted costs and expenses under the Joint Exploratory Development Plan or any Joint Plan for Development activities conducted thereunder and shall provide the other Party with a reasonably detailed explanation for such anticipated overspend or underspend. If the Parties agree, the budget set forth in the Joint Exploratory Development Plan or any Joint Plan for Development activities may be amended to address such overspend or underspend.

(ii) The portion of any overspend that is less than or equal to [***] percent ([***]%) of a Party’s respective aggregate budgeted costs and expenses set forth in the Joint Exploratory Development Plan or such Joint Plan, as applicable, shall be included in Development Costs and shared by the Parties in accordance with the terms hereof.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iii) If a Party exceeds its aggregate budgeted costs and expenses by more than [***] percent ([***]%), the Party that has so exceeded its budget shall provide to the JEC a full explanation for exceeding such aggregate budgeted costs under the Joint Exploratory Development Plan or such Joint Plan, as applicable. If and to the extent that any such overspend in excess of [***] percent ([***]%) was outside the reasonable control of the applicable Party and not caused by the negligence or willful misconduct of, or breach of this Agreement by, such Party, then provided that the applicable Party has promptly notified the other Party of such overspend and used reasonable efforts to mitigate the size of such overspend, such overspend shall be included in Development Costs and shared by the Parties in accordance with the terms hereof.

(iv) To the extent that any overspend is not included in Development Costs as provided in Section 11.2(b)(iii), the Party that has exceeded its budget shall be solely responsible for the overspend.

(c) Payments. Development Costs initially shall be borne by the Party incurring the cost or expense and thereafter shall be subject to reimbursement. Within [***] days after the end of each Calendar Quarter or, for the last Calendar Quarter of any Calendar Year, within [***] days after the end of such Calendar Year, the Party that has paid less than its share of Development Costs during such Calendar Quarter shall make reconciling payments to the other Party to achieve the appropriate allocation of Development Costs provided for herein.

11.3 Profit Sharing for Joint Products in the Profit Share Region. The terms and conditions of this Section 11.3 shall govern each Party’s rights and obligations with respect to Operating Profits (or Losses) relating to each Joint Product in the Profit Share Region. For any Unilateral Product in a Royalty Region, the Non-Participating Party shall have no right to share Operating Profits, and no obligation to bear any Operating Losses, but will instead receive royalty payments pursuant to Section 11.4.

(a) Share of Operating Profits and Operating Losses. The Parties shall share (i) equally (50/50) all Operating Profits and all Operating Losses (as applicable) for each Joint Product (other than a Humira-Related Product) in the applicable Profit Share Region, (ii) seventy percent (70%) to Abbott and thirty percent (30%) to Reata the Operating Profits and the Operating Losses (as applicable) for each Joint Product that is a Humira-Related Product and which Operating Profits and Operating Losses (as applicable) are attributable (as determined pursuant to a methodology established by the applicable JMC) to the Humira-Related Indications in the applicable Profit Share Region; provided that all Operating Profits and all Operating Losses (as applicable) for a Humira-Related Product for which Regulatory Approval has been obtained only for the Humira-Related Indications shall be attributable solely to the Humira-Related Indications, and (iii) equally (50/50) the Operating Profits and the Operating Losses (as applicable) for each Joint Product that is a Humira-Related Product and which Operating Profits and Operating Losses (as applicable) are attributable (as determined pursuant to a methodology established by the applicable JMC) to Indications other than the Humira-Related Indications in the applicable Profit Share Region. As used herein “Humira-Related Indications” means, with respect to any Humira-Related Product, those Indications for which Humira has received Regulatory Approval in any country within the U.S./EU/Japan Region at the time of designation of the Product Candidate comprising such Humira-Related Product as such pursuant to Section 4.2(e)(ii).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Calculation and Payment. Within [***] days after the end of each Calendar Quarter, each Party shall report to the applicable JMC the Net Sales for any sales it booked for each Joint Product in the applicable Profit Share Territory in such Calendar Quarter, as well as the Commercialization Costs incurred by it for such Joint Product in such Profit Share Territory in such Calendar Quarter. Each such report shall specify in reasonable detail all deductions allowed in the calculation of such Net Sales and all expenses included in Commercialization Costs. Within [***] days after receipt of such reports, such JMC shall provide a consolidated financial statement setting forth: (i) the Operating Profit or Operating Loss for each such Joint Product in the applicable Profit Share Territory and calculating each Party’s share of such Operating Profit or Operating Loss for such Joint Product for such Calendar Quarter; (ii) the Operating Profit (or Loss) for all Joint Products during such Calendar Quarter, the aggregate Net Sales received by each Party for all Joint Products during such Calendar Quarter, and the aggregate Commercialization Costs incurred by each Party for all Joint Products during such Calendar Quarter; and (iii) the amount of reconciliation payment owed by one Party to the other Party, if any, to achieve the appropriate allocation of Operating Profit (or Loss) for all Joint Products for such Calendar Quarter provided for herein. The Party owing the other Party a reconciliation payment under subsection (iii) above shall pay to the other Party such reconciliation amount within [***] days after receiving such consolidated financial statement from the JMC. An example of such financial statement is set forth on Schedule 11.3(b). For clarity, any pre-launch Commercialization costs already reimbursed in connection with the exercise of a Party’s EOP3 Opt-In as set forth in Section 5.6(e) shall be excluded from the calculation of Operating Profit or Operating Loss.

(c) Internal Costs. Except (i) [***], each Party shall bear its own internal costs incurred in connection with the Commercialization of each Joint Product in the applicable Profit Share Region unless otherwise agreed upon by the Parties in writing, it being the intention of the Parties that over time and over the course of the conduct of the applicable Commercialization Plans, each Party shall have contributed approximately equal internal resources to the conduct of such Commercialization activities as it does in relation to the amount of Operating Profits and Operating Losses it shares with respect to such Joint Product (i.e., 50% or 30% or 70%, as the case may be). In the event a Party is of the opinion that there is a material discrepancy between the allocation of internal costs between the Parties with respect to their joint Commercialization activities and their Operating Profit and Operating Loss allocation, the Parties shall discuss in good faith a mechanism to rebalance the allocation of such internal costs between the Parties to achieve approximately an appropriate ratio; it being understood, however, that the Parties shall not be required to track internal costs or time in connection with their Commercialization activities unless the Parties otherwise agree.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

11.4 Royalties.

(a) Royalty Region. Subject to Section 11.4(c), commencing upon the date of the First Commercial Sale of each Unilateral Product (including any Unilateral Product that contains a Unilateral Acquired AIM) in each country in the applicable Royalty Region, and during the Royalty Term for such Unilateral Product in such country, the Participating Party shall pay to the other Party a royalty on Net Sales of such Unilateral Product in such country during such Royalty Term at the following applicable rate:

(i) For each Unilateral Product for which the Non-Participating Party has co-funded Phase III Development for the U.S./Europe/Japan Region only (i.e., such Product is a Joint Product in U.S./Europe/Japan Region and a Unilateral Product only in the ROW Region), the royalty rate applicable to Net Sales of such Unilateral Product shall be sixteen percent (16%).

(ii) For each Unilateral Product for which the Non-Participating Party has co-funded Phase IIb Development (or has exercised its Pre-Phase III Opt-In) but has not co-funded any further Development for such Unilateral Product, the royalty rate applicable to Net Sales of such Unilateral Product shall be thirteen percent (13%).

(iii) For each Unilateral Product for which the Non-Participating Party has co-funded Pre-Phase IIb Development (or has exercised its Pre-Phase IIb Opt-In) but has not co-funded any further Development for such Unilateral Product, the royalty rate applicable to Net Sales of such Unilateral Product shall be eight percent (8%).

(iv) For each Unilateral Product for which the Non-Participating Party has co-funded Exploratory Development but has not co-funded any further Development for such Unilateral Product, the royalty rate applicable to Net Sales of such Unilateral Product shall be six percent (6%).

(v) For each Unilateral Product for which the Non-Participating Party has not co-funded any Development activities (other than Unilateral Products containing a Unilateral Acquired AIM of the Participating Party), the royalty rate applicable to Net Sales of such Unilateral Product shall be five percent (5%).

(vi) For each Unilateral Product that contains a Unilateral Acquired AIM of the Participating Party, the royalty rate applicable to Net Sales of such Unilateral Product shall be five percent (5%).

(vii) For each Unilateral Product that becomes a Unilateral Product through an AIM Acquiring Party’s opting-out after the First Commercial Sale of such Product pursuant to Section 5.10(c), the royalty rate applicable to Net Sales of such Unilateral Product shall be twenty percent (20%).

(viii) In addition, for each Unilateral Product that is a Humira-Related Product and for which Abbott is the Participating Party, Abbott shall pay to Reata an additional royalty of three percent (3%) on Net Sales of such Unilateral Product for royalties payable under Sections 11.4(a)(i) or (ii) above, as the case may be.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Royalty Term. The Participating Party shall have no obligation to pay any royalty with respect to Net Sales of any Unilateral Product in any country after the Royalty Term for such Unilateral Product in such country has expired.

(c) Adjustments to Royalties.

(i) Generic Entry. In the event that in any country in the Royalty Region during the Royalty Term for a Unilateral Product in such country unit sales of all Generic Products in such country in a Calendar Quarter (A) exceed ten percent (10%) of the sum of unit sales of such Unilateral Product and all Generic Products in such country, Net Sales of such Unilateral Product in such country shall from the first day of such Calendar Quarter and thereafter be multiplied by seventy-five percent (75%) for purposes of calculating royalties, or (B) exceed twenty percent (20%) of the sum of unit sales of such Unilateral Product and all Generic Products in such country, Net Sales of such Unilateral Product in such country shall from the first day of such Calendar Quarter and thereafter be multiplied by fifty percent (50%) for purposes of calculating royalties;

(ii) Third Party Payments. The Participating Party shall be entitled to deduct from the royalties payable to the other Party based on Net Sales of a Unilateral Product in a country in the applicable Royalty Region, fifty percent (50%) of Third Party Payments made with respect to Third Party Licenses for intellectual property of Third Parties that is reasonably necessary or useful to Develop, Manufacture or Commercialize a Unilateral Product in or for the Royalty Region, provided that with respect to any such Third Party License that covers both a Unilateral Product hereunder and any other product under development, manufacture or commercialization by the Participating Party outside this Agreement or any other Product under Development, Manufacture or Commercialization hereunder (either unilaterally or jointly), such Participating Party shall only have the right to offset against its royalty obligations the portion of such Third Party Payment that can be reasonably allocated to the Unilateral Product;

(iii) Defense of Infringement Claims. The Participating Party shall have the right to deduct costs in accordance with Section 12.4(c); and

(iv) Compulsory Licenses. In the event that a court or a Governmental Authority of competent jurisdiction requires the Participating Party or any of its Affiliates or sublicensees to grant a compulsory license to a Third Party permitting such Third Party to make and sell a Unilateral Product in a country in the Royalty Region, then, for the purposes of calculating the royalties payable with respect to such Unilateral Product hereunder, fifty percent (50%) of the Net Sales of such Unilateral Product in such country shall be disregarded;

Provided, however, that regardless of the adjustment mechanisms of clauses (i) – (iv) above, the royalties that would otherwise be payable to the Non-Participating Party with respect to a Unilateral Product pursuant to Section 11.4(a) shall not be reduced by more than fifty percent (50%) in any given Calendar Quarter. Reductions in royalties pursuant to the adjustment mechanisms of clauses (i) – (iv) above that are not used to reduce the royalties due in a particular Calendar Quarter on account of the previous sentence shall be carried over to subsequent Calendar Quarters until fully used in accordance with clauses (i) – (iv) above.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(d) Royalty Payments and Reports. The Participating Party shall calculate all amounts payable pursuant to Section 11.4 at the end of each Calendar Quarter, which amounts shall be converted to Dollars, in accordance with Section 11.5. The Participating Party shall pay to the other Party the royalty amounts due with respect to a given Calendar Quarter within [***] days after the end of such Calendar Quarter. Each payment of royalties due to the other Party shall be accompanied by a statement of the amount of gross sales and Net Sales (and the calculations thereof) of each Unilateral Product in each country in the Royalty Region during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars) and a calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter. Without limiting the generality of the foregoing, the Participating Party shall require each of its Affiliates and sublicensees to account for its Net Sales and to provide such reports with respect thereto as if such sales were made by the Participating Party.

11.5 Mode of Payment. All payments to either Party under this Agreement shall be made by electronic transfer of Dollars in the requisite amount to such bank account as the receiving Party may from time to time designate by notice to the paying Party. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), a Party shall convert any amount expressed in a foreign currency into Dollar equivalents using its, its Affiliate’s or sublicensee’s standard conversion methodology consistent with GAAP. Such standard conversion methodology shall be based upon the Monthly Average Exchange Rate. “Monthly Average Exchange Rate” means the simple average of prior month-end Exchange Rate and current month-end Exchange Rate based on 9:00 AM Central Time Bloomberg screen on the penultimate Business Day of the corresponding month, and “Exchange Rate” means, with respect to a Business Day, the spot bid rate for X currencies and spot ask rate for non-X currencies for the conversion of the applicable country’s currency to Dollars as reported at 9:00 AM Central Time Bloomberg screen on the penultimate Business Day.

11.6 Taxes.

(a) Deduction or Withholding of Tax. Any payments that are payable by one Party (the “Payer Party”) to the other Party (the “Receiving Party”) pursuant to this Agreement (each a “Payment”) shall not be reduced on account of any taxes unless required by Applicable Laws. The Payer Party shall deduct or withhold from the Payments any taxes that it is required by Applicable Laws to deduct or withhold on Receiving Party’s behalf. If any Payment is subject to a deduction or withholding of tax, the Receiving Party and Payer Party shall use commercially reasonable efforts to perform all acts (including by executing all appropriate documents) so as to enable Receiving Party to take advantage of any applicable double taxation agreement or treaty. In the event there is no applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces but does not eliminate such tax, Payer Party shall pay the applicable tax to the appropriate government

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

authority, shall deduct the amount paid from the amount due Receiving Party, and shall provide to Receiving Party evidence of such payment within [***] days following such payment. If Payer Party has not received evidence, in a form satisfactory to Payer Party, at least [***] days prior to the time that a Payment is due, of Receiving Party’s entitlement under an applicable treaty to a reduced rate or elimination of the applicable tax, Payer Party may withhold with respect to such Payment as if no double taxation agreement or treaty applied.

(b) Payer Party Withholding Tax Action. Subject to Section 11.6(c), if Payer Party (or Payer Party’s Affiliates or successors) is required to make a Payment to Receiving Party subject to a deduction or withholding of tax, as described in Section 11.6(a), then if such deduction or withholding of tax obligation is increased solely as a result of the assignment or transfer of all or a portion of this Agreement by Payer Party as permitted under Section 17.3, or there is a change, whether by corporate continuance, merger or other means, in the tax residency of Payer Party from that represented in Section 13.1(h), or the Payments arise or are deemed to arise through a permanent establishment, branch or similar place of business of Payer Party in a jurisdiction other than the country in which Payer Party is organized (each a “Payer Party Withholding Tax Action”), then notwithstanding Section 11.6(a), the Payment by Payer Party (in respect of which such deduction and withholding of tax is required to be made) shall be increased by the amount necessary (the “Additional Amount”) to ensure that Receiving Party receives an amount equal to the same amount that it would have received had no Payer Party Withholding Tax Action occurred. In the case where the sum of the Payment and the aggregate of Payments made on and after the Effective Date (the “Aggregate Payments”) exceed the Threshold Amount (as defined in Section 11.6(c)) the Additional Amount shall be based solely on a portion of the Payment that is equal to the amount derived by subtracting the Aggregate Payments from the Threshold Amount. Furthermore, Receiving Party shall pay Payer Party an amount equal to any reduction in tax realized by Receiving Party, or any of its Affiliates or successors, that is due to a deduction or credit for, or refund of, any withholding taxes that gave rise to the payment of an Additional Amount. The aggregate of all payments made by Receiving Party to Payer Party pursuant to the preceding sentence, if any, shall not exceed the aggregate of the Additional Amounts paid by Party to Receiving Party. All payments due to Payer Party pursuant to the two preceding sentences shall be paid no later than [***] days following the filing of the tax return or other report in which such deduction, credit or refund is claimed.

(c) Payment of Additional Amount. Section 11.6(b) shall only apply if each of the following applies: (i) Receiving Party has not changed its tax residency from that represented in Section 13.1(h); (ii) Receiving Party is the beneficial owner of the Payments; and (iii) at the time a Payment is due, the aggregate of Payments (in the event not including such Payment) paid by the Payer Party since the Effective Date does not exceed $250,000,000, excluding the upfront payment of $400,000,000 provided for under the provisions of Section 11.1 (the “Threshold Amount”).

(d) Indirect Taxes. Except as otherwise provided in this Section 11.6, each Party shall be liable for and shall pay the taxes which are imposed on it under Applicable Law arising from, or attributable to, any Payment.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

11.7 Interest on Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***] basis points above LIBOR, such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

11.8 Financial Records. Each Party shall, and shall cause its Affiliates to, keep complete and accurate books and records pertaining to Net Sales of Products, as applicable, and the Development, Manufacturing Commercialization activities pertaining to New Collaboration Compounds or Products, including Development Costs, Manufacturing Costs and Commercialization Costs incurred in connection therewith, in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement. Such books and records shall be retained by such Party and its Affiliates until the later of: (a) [***] years after the end of the period to which such books and records pertain (or, with respect to any payment made in connection with a Party’s exercise of its Pre-Phase IIb Opt-In, Pre-Phase III Opt-In or EOP3 Opt-In, [***] years after date of the submission of such payment); and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.

11.9 Audit. At the request of the other Party, each Party shall, and shall cause its Affiliates to, permit an independent auditor designated by the other Party and reasonably acceptable to the audited Party, at reasonable times and upon reasonable notice, to audit the books and records maintained pursuant to Section 11.8 to ensure the accuracy of all reports and payments made hereunder. Such examinations may not: (a) be conducted for any Calendar Quarter more than [***] years after the end of such quarter (or, with respect to any payment made in connection with a Party’s exercise of its Pre-Phase IIb Opt-In, Pre-Phase III Opt-In or EOP3 Opt-In, be conducted more than [***] years after the date of the submission of such payment); (b) be conducted more than [***] in any [***]-month period (unless a previous audit during such [***]-month period revealed an underpayment with respect to such period); or (c) be repeated for any Calendar Quarter. Except as provided below, the cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of more than [***] percent ([***]%) from the reported amounts, in which case the audited Party shall bear the cost of the audit. Unless disputed pursuant to Section 11.10 below, if such audit concludes that: (i) additional amounts were owed by the audited Party, the audited Party shall pay the additional amounts, with interest as provided in Section 11.7; or (ii) excess payments were made by the audited Party, the auditing Party shall reimburse such excess payments, in either case ((i) or (ii)), within [***] days after the date on which such audit is completed by the auditing Party.

11.10 Audit Dispute. In the event of a dispute with respect to any audit under Section 11.9, the Parties shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***] days, the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Arbitrator”). The Parties shall enter into an engagement letter with the

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Arbitrator, which shall spell out the specific procedures that the Arbitrator shall perform in order to reach a decision. The Parties shall make available to the Arbitrator all working papers and supporting documents required by the Arbitrator to fulfill its obligations under the engagement letter. The decision of the Arbitrator shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Arbitrator shall determine. Not later than [***] days after such decision and in accordance with such decision, the audited Party shall pay the additional amounts, with interest as provided in Section 11.7, or the auditing Party shall reimburse such excess payments, as applicable.

11.11 Confidentiality. The receiving Party shall treat all information subject to review under this Article 11 in accordance with the confidentiality provisions of Article 15 and the Parties shall cause any Arbitrator to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

11.12 Diagnostic or Veterinary Products. The royalties in Section 11.4 shall not apply to Development and Commercialization of Unilateral Products for diagnostic or veterinary use, or for uses solely for screening patients who have been diagnosed with a disease, state, or condition for eligibility to be treated for such disease, state, or condition with a Unilateral Product or for monitoring patients who are or have been treated with a Unilateral Product. In the event that a Unilateral Product is Developed for any such purposes, the Parties shall negotiate a downward adjustment to such royalties for the sale of such Unilateral Product that reflects the commercial potential of such Unilateral Product and standard commercial terms in the industry for diagnostic or veterinary products, as applicable.

ARTICLE 12

INTELLECTUAL PROPERTY

12.1 Ownership of Inventions.

(a) Ownership of Technology. As between the Parties, each Party shall own and retain all right, title, and interest in and to any and all: (i) Information and inventions that are conceived, discovered, developed, or otherwise made solely by or on behalf of such Party (or its Affiliates or licensees or sublicensees) under or in connection with this Agreement, whether or not patented or patentable, and any and all Patents and other intellectual property rights with respect thereto, and (ii) other Information, inventions, Patents and other intellectual property rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Section 10.1) by such Party, its Affiliates or its licensees or sublicensees. Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees to so disclose, the development, making, conception or reduction to practice of any such Information, inventions, Patents and other intellectual property rights that are conceived, discovered, developed, or otherwise made under or in connection with this Agreement pertaining to any Product or New Collaboration Compound in any Indication in the New Collaboration Field.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Ownership of Joint Patents and Joint Know-How. As between the Parties, the Parties shall each own an equal, undivided interest in any and all (i) Information and inventions that are conceived, discovered, developed or otherwise made jointly by or on behalf of Reata or its Affiliates or licensees or sublicensees, on the one hand, and Abbott or its Affiliates or licensees or sublicensees, on the other hand, in connection with the work conducted under or in connection with this Agreement, whether or not patented or patentable (the “Joint Know-How”) and (ii) Patents (the “Joint Patents”) and other intellectual property rights with respect thereto (together with Joint Know-How and Joint Patents, the “Joint Intellectual Property Rights”). Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees to so disclose, the development, making, conception or reduction to practice of any Joint Know-How or Joint Patents. Subject to the licenses and rights of reference granted under Section 10.1 and the Parties’ respective exclusivity obligations hereunder, each Party shall have the right to exploit the Joint Intellectual Property Rights without a duty of seeking consent or accounting to the other Party.

(c) United States Law. The determination of whether Information and inventions are conceived, discovered, developed, or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where such conception, discovery, development or making occurs.

(d) Assignment Obligation. Each Party shall cause all Persons who perform research and development activities, Manufacturing process development activities or regulatory activities for such Party under this Agreement to be under an obligation to assign (or, if such Party is unable to cause such Person to agree to such assignment obligation despite such Party’s using Commercially Reasonable Efforts to negotiate such assignment obligation, provide an exclusive license under) their rights in any inventions resulting therefrom to such Party, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable license, or right to obtain such a license, shall be obtained).

(e) CREATE Act. Notwithstanding anything to the contrary in this Article 12, neither Party shall have the right to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under this Article 12 without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings, or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(f) Patent Listings.

(i) The LCP with respect to a Joint Product shall have the sole right to make all filings for such Joint Product with Regulatory Authorities in the applicable Commercialization Territory with respect to Abbott Patents, Reata Patents, and Joint Patents as required or allowed in connection with the Orange Book in the U.S. or under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents, provided that the LCP shall consult with the other Party and the JPC to determine the course of action with respect to such filings. The other Party shall (A) provide to the LCP all Information, including a correct and complete list of its Patents covering the applicable Joint Product or otherwise reasonably necessary or useful to enable the LCP to make such filings with Regulatory Authorities in the Commercialization Territory with respect to such Patents, and (B) cooperate with the LCP’s reasonable requests in connection therewith, including meeting any submission deadlines, in each case, to the extent required or permitted by Applicable Law.

(ii) The Participating Party with respect to a Unilateral Product shall have the sole right to make all filings for such Unilateral Product with Regulatory Authorities in the applicable Royalty Region with respect to Abbott Patents, Reata Patents, and Joint Patents as required or allowed in connection with the Orange Book in the U.S. or under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents, provided that the Participating Party shall consult with the Non-Participating Party and the JPC to determine the course of action with respect to such filings. The Non- Participating Party shall (i) provide to the Participating Party all Information, including a correct and complete list of its Patents covering the applicable Unilateral Product or otherwise reasonably necessary or useful to enable the Participating Party to make such filings with Regulatory Authorities in the Royalty Region with respect to such Patents, and (ii) cooperate with the Participating Party’s reasonable requests in connection therewith, including meeting any submission deadlines, in each case, to the extent required or permitted by Applicable Law.

12.2 Maintenance and Prosecution of Patents.

(a) Prosecution and Maintenance of Reata Patents. Reata shall have the right, but not the obligation, through the use of internal or outside counsel reasonably acceptable to Abbott (which shall include Reata’s current outside counsel as of the Effective Date), to prepare, file, prosecute, and maintain the Reata Patents worldwide. Reata shall keep Abbott fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of Reata Patents, including by providing Abbott with a copy of material communications to and from any patent authority in the Territory regarding such Reata Patents, and by providing Abbott drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Abbott to review and comment thereon. Reata shall consider in good faith the requests and suggestions of Abbott with respect to such Reata drafts and with respect to strategies for filing and prosecuting the Reata Patents in the Territory. Notwithstanding the foregoing, Reata shall promptly inform Abbott of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, opposition, or reexamination relating to a Reata Patent in the Territory. The Parties shall thereafter consult and cooperate to determine a course of action with respect to any such proceeding in the Territory and Reata shall consider in good faith all comments,

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

requests and suggestions provided by Abbott. Reata shall not initiate any such adversarial patent office proceeding relating to a Reata Patent in the Territory without first consulting Abbott. In the event that Reata decides not to prepare, file, prosecute, or maintain a Reata Patent in a country in the Territory, Reata shall provide reasonable prior written notice to Abbott of such intention (which notice shall, in any event, be given no later than [***] days prior to the next deadline for any action that may be taken with respect to such Reata Patent in such country), and Abbott shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Reata Patent in such country on Reata’s behalf. Upon Abbott’s written acceptance of such option, Abbott shall assume the responsibility and control for the preparation, filing, prosecution, and maintenance of such specific Reata Patent, as well as all costs that accrue in connection therewith. In such event, Reata shall reasonably cooperate with Abbott in such country as provided under Section 12.2(c).

(b) Prosecution and Maintenance of Abbott Patents and Joint Patents. Abbott shall have the right, but not the obligation, through the use of internal counsel, or outside counsel reasonably acceptable to Reata (which shall include Abbott’s current outside counsel as of the Effective Date), to prepare, file, prosecute, and maintain the Abbott Patents and the Joint Patents worldwide. Abbott shall keep Reata fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of such Patents, including by providing Reata with a copy of material communications to and from any patent authority in the Territory regarding such Patents, and by providing Reata drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Reata to review and comment thereon. Abbott shall consider in good faith the requests and suggestions of Reata with respect to such Abbott drafts and with respect to strategies for filing and prosecuting the Abbott Patents and Joint Patents in the Territory. Notwithstanding the foregoing, Abbott shall promptly inform Reata of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, opposition, or reexamination relating to an Abbott Patent or a Joint Patent in the Territory. The Parties shall thereafter consult and cooperate to determine a course of action with respect to any such proceeding in the Territory and Abbott shall consider in good faith all comments, requests and suggestions provided by Reata. Abbott shall not initiate any such adversarial patent office proceeding relating to an Abbott Patent or a Joint Patent in the Territory without first consulting Reata. In the event that Abbott decides not to prepare, file, prosecute, or maintain an Abbott Patent or a Joint Patent in a country in the Territory, Abbott shall provide reasonable prior written notice to Reata of such intention (which notice shall, in any event, be given no later than [***] days prior to the next deadline for any action that may be taken with respect to such Abbott Patent in such country), and Reata shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Abbott Patent or Joint Patent in such country on Abbott’s behalf. Upon Reata’s written acceptance of such option, Reata shall assume the responsibility and control for the preparation, filing, prosecution, and maintenance of such specific Abbott Patent or Joint Patent, and all costs that accrue in connection with such Abbott Patents shall be borne solely by Reata (and costs with respect to such Joint Patents shall continue to be Patent Costs). In such event, Abbott shall reasonably cooperate with Reata in such country as provided under Section 12.2(c).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) Cooperation. The Parties agree to cooperate fully in the preparation, filing, prosecution, and maintenance of the Reata Patents, Abbott Patents, and Joint Patents in the Territory under this Agreement. Cooperation shall include:

(i) executing all papers and instruments, or requiring its employees or contractors to execute such papers and instruments, so as to (A) effectuate the ownership of intellectual property set forth in Sections 12.1(a) and 12.1(b), (B) enable the other Party to apply for and to prosecute Patent applications in the Territory, and (C) obtain and maintain any Patent extensions, supplementary protection certificates, and the like with respect to the Reata Patents, Abbott Patents, and Joint Patents in the Territory, each of (A), (B), and (C) to the extent provided for in this Agreement;

(ii) consistent with this Agreement, assisting in any license registration processes with applicable Governmental Authorities that may be available in the Territory for the protection of a Party’s interests in this Agreement; and

(iii) promptly informing the other Party of any matters coming to such Party’s attention that may materially affect the preparation, filing, prosecution, or maintenance of any such Reata Patents, Abbott Patents, or Joint Patents in the Territory.

In addition, each Party agrees to use reasonable efforts to promptly provide to the other Party notice and copies of (or citations to) any publications that such Party’s intellectual property personnel (and such Party’s scientific and technical personnel working with such intellectual property personnel) involved in either the intellectual property diligence review conducted by such Party in anticipation of executing this Agreement, or involved in the patent prosecution or enforcement related activities provided for in this Agreement, reasonably believe would constitute prior art required to be disclosed in any patent applications within the other Party’s Patent or Joint Patents (to the extent not already disclosed therein) to the extent such personnel become reasonably aware of such publications and their relationship to the other Party’s Patent or Joint Patents.

(d) Patent Term Extension and Supplementary Protection Certificate.

(i) Upon receiving Regulatory Approval for a Joint Product in any country in the Territory, the Parties shall coordinate the application for any patent term extension or supplementary protection certificates that may be available, and the Parties shall determine jointly, through their representatives on the JPC, for which Patent(s) the Parties shall apply for patent term extension for such Joint Product in the Profit Share Region. If the JPC cannot agree on the patents that should be the subject of the application for patent term extension in a particular country in the Profit Share Region within [***] days, subject to clause (iii) below the LCP shall have the right to determine for which Patent(s) the Parties shall apply for patent term extension or supplementary protection certificate for a particular Joint Product in the Profit Share Region. The LCP shall have the primary responsibility of applying

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

for any patent term extension or supplementary protection certificate for a particular Joint Product in the Profit Share Region. The LCP shall keep the other Party fully informed of its efforts to obtain such extension or supplementary protection certificate. The other Party shall provide prompt and reasonable assistance, as requested by the LCP, including by taking such action as patent holder as is required under any Applicable Law to obtain such patent extension or supplementary protection certificate. Expenses in regard to obtaining the extension or supplementary protection certificate for a Joint Product shall be Commercialization Costs.

(ii) The Participating Party shall have the right to determine for which Patent(s) it shall apply for patent term extension or supplementary protection certificate for a particular Unilateral Product in the applicable Royalty Region. The Participating Party shall have the primary responsibility of applying for any patent term extension or supplementary protection certificate for a particular Unilateral Product in the applicable Royalty Region. The Participating Party shall keep the Non- Participating Party fully informed of its efforts to obtain such extension or supplementary protection certificate. The Non- Participating Party shall provide prompt and reasonable assistance, as requested by the Participating Party, including by taking such action as patent holder as is required under any Applicable Law to obtain such patent extension or supplementary protection certificate. Expenses in regard to obtaining the extension or supplementary protection certificate for a Unilateral Product shall be borne solely by the Participating Party and shall not be Commercialization Costs.

(iii) Notwithstanding the foregoing, in the event that a particular Patent in a particular country claims the composition of matter of, or the method of making or using, multiple Products where for one (1) or more of such Products one Party is the LCP or Participating Party and for one (1) or more of such Products the other Party is the LCP or Participating Party, the Parties shall consult with each other as to for which Product the Parties shall apply for patent term extension or a supplementary protection certificate using such Patent in such country.

(e) Patents Licensed from Third Parties. Each Party’s rights under this Section 12.2 with respect to any Patent Right licensed to a Party by a Third Party shall be subject to the rights of such Third Party to prosecute, maintain and extend such Patent Right.

(f) Costs and Expenses. All Patent Costs initially shall be borne by the Party incurring such costs. The Patent Costs incurred by each Party in connection with the prosecution and maintenance of Abbott Patents, Reata Patents, and Joint Patents in a country in the Territory shall be allocated by the JPC to Joint Products, Unilateral Products or New Collaboration Compounds being Developed unilaterally or jointly, as applicable. For a Joint Product or New Collaboration Compound being jointly Developed, such Patent Costs shall be included in Development Costs or Commercialization Costs, as applicable. For a New Collaboration Compound being Developed by a Party unilaterally, such Patent Costs shall be borne solely by the Participating Party but be included as costs reimbursable by a Non- Participating Party that exercises its Pre-Phase IIb Opt-In, Pre-Phase III Opt-In or EOP3 Opt-In with respect to such Unilateral Product or New Collaboration Compound. With respect to Commercialization of Unilateral Products in a Royalty Region, such Patent Costs shall be borne solely by the Participating Party Commercializing the Unilateral Product in such Royalty Region.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

12.3 Enforcement of Patents.

(a) Notice. If there is any infringement, threatened infringement, or alleged infringement of any Reata Patent, Abbott Patent or Joint Patent (collectively, “Collaboration Patents”), then the Party first learning of such alleged infringement shall notify the other Party in writing within [***] Business Days of the first learning by the Party of any such infringement of which it becomes aware, and shall provide evidence in such Party’s possession demonstrating such infringement.

(b) Joint Product Infringement. Any infringement, threatened infringement, or alleged infringement of any Collaboration Patent covering a Joint Product for which a Commercial Summit has been conducted on account of a Third Party’s manufacture, use, offer for sale, or sale of a product containing the same New Collaboration Compound (or the same active moiety) as is contained in such Joint Product (i.e., infringement by a generic product) in the New Collaboration Field in a Commercialization Territory in the applicable Profit Share Region shall be deemed a “Joint Product Infringement.” The LCP for such Joint Product in such Commercialization Territory shall have the first right, but not the obligation, to prosecute such Joint Product Infringement. In the event the LCP prosecutes such Joint Product Infringement, the other Party shall have the right to join as a party to such claim, suit or proceeding and participate with its own counsel at its own expense; provided that the LCP shall retain control of the prosecution of such claim, suit or proceeding. During any such claim, suit or proceeding, the LCP shall: (i) provide the other Party with drafts of all official papers and statements (whether written or oral) prior to their submission in such claim, suit or proceeding, in sufficient time to allow the other Party to review, consider and substantively comment thereon; (ii) reasonably consider taking action to incorporate the other Party’s comments on all such official papers and statements; (iii) allow the other Party the opportunity to participate in the preparation of witnesses and other participants in such claim, suit or proceeding; and (iv) not settle any such claim, suit, or proceeding except in a manner that it believes in good faith is in the best interests of such Joint Product. If the LCP does not take commercially reasonable steps to prosecute a Joint Product Infringement (A) within [***] days following the first notice provided above with respect to the Joint Product Infringement, or (B) provided such date occurs after the first such notice of the Joint Product Infringement is provided, [***] Business Days before the time limit, if any, set forth in Applicable Laws for filing of such actions, whichever comes first, then the other Party may prosecute the Joint Product Infringement. In the event such Joint Product Infringement involves the sale of an infringing product in the applicable Profit Share Region in a manner that would result in each Party having the right to enforce such Collaboration Patent(s) against a Third Party(ies) in different countries, then the Parties shall attempt to coordinate their efforts in such enforcement efforts through the JPC to form a joint enforcement strategy and plan of execution and to appoint one Party to lead such enforcement on the worldwide basis. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) Unilateral Product Infringement. As between the Parties, the Participating Party shall have the sole right, but not the obligation, to prosecute any infringement, threatened infringement, or alleged infringement of any Collaboration Patent covering a Unilateral Product on account of a Third Party’s manufacture, use, offer for sale, or sale of a product containing the same New Collaboration Compound (or the same active moiety) as such Unilateral Product (i.e., infringement by a Generic Product) in the New Collaboration Field in the applicable Royalty Region (a “Unilateral Product Infringement”) at the Participating Party’s own expense in its sole discretion.

(d) Field Infringement. Any infringement, threatened infringement, or alleged infringement of a Collaboration Patent in the New Collaboration Field that is not a Joint Product Infringement or a Unilateral Product Infringement shall be deemed a “Field Infringement.” If the Collaboration Patent in question is a Reata Patent, Reata shall have the first right, but not the obligation, to prosecute such Field Infringement. If the Collaboration Patent in question is an Abbott Patent or a Joint Patent, Abbott shall have the first right, but not the obligation, to prosecute such Field Infringement. In the event the Party with the first right to prosecute a Field Infringement (the “Prosecuting Party”) prosecutes such Field Infringement, the other Party shall have the right to join as a party to such claim, suit or proceeding and participate with its own counsel at its own expense; provided that the Prosecuting Party shall retain control of the prosecution of such claim, suit or proceeding. During any such claim, suit or proceeding, the Prosecuting Party shall: (i) provide the other Party with drafts of all official papers and statements (whether written or oral) prior to their submission in such claim, suit or proceeding, in sufficient time to allow the other Party to review, consider and substantively comment thereon; (ii) reasonably consider taking action to incorporate the other Party’s comments on all such official papers and statements; (iii) allow the other Party the opportunity to participate in the preparation of witnesses and other participants in such claim, suit or proceeding; and (iv) not settle any such claim, suit, or proceeding except in a manner that it believes in good faith is in the best interests of any existing Joint Products and any New Collaboration Compounds then being jointly Developed by the Parties. If the Prosecuting Party does not take commercially reasonable steps to prosecute a Field Infringement (i) within [***] days following the first notice provided above with respect to the Field Infringement, or (ii) provided such date occurs after the first such notice of the Field Infringement is provided, [***] Business Days before the time limit, if any, set forth in Applicable Laws for filing of such actions, whichever comes first, then the other Party may prosecute the Field Infringement.

(e) Cooperation. The Parties agree to cooperate fully in any infringement action pursuant to this Section 12.3. Where a Party brings such an action, the other Party shall, where necessary, furnish a power of attorney solely for such purpose or shall join in, or be named as a necessary party to, such action. Unless otherwise set forth herein, the Party entitled to bring any patent infringement litigation in accordance with this Section 12.3 shall have the right to settle such claim; provided that neither Party shall have the right to settle any patent infringement litigation under this Section 12.3 in a manner that diminishes or has a material adverse effect on the rights or interest of the other Party, or in a manner that imposes any costs or liability on, or involves any admission by, the other Party, without the express written consent of such other Party. The Party commencing the litigation shall provide the other Party with copies of all pleadings and other documents filed with the court and shall consider reasonable input from the other Party during the course of the proceedings.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(f) Expenses and Recoveries. Any expenses incurred by a Party in connection with bringing a claim, suit or action under this Section 12.3 with respect to any Joint Product Infringement or Field Infringement of a Collaboration Patent shall be included in Development Costs or Commercialization Costs , as applicable. If such Party recovers monetary damages from such Third Party in such suit or action, such recovery shall be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel), in which event such reimbursed expenses shall not be included in Development Costs or Commercialization Costs, and any remaining amount shall be (i) included in Net Sales of the applicable Joint Product for the applicable Profit Share Region with respect to a Joint Product Infringement and (ii) shall be shared equally (50/50) by the Parties with respect to a Field Infringement. Any expenses incurred by a Participating Party in connection with bringing a claim, suit or action under this Section 12.3 with respect to any Unilateral Product Infringement shall be borne solely by such Participating Party. If such Participating Party recovers monetary damages from such Third Party in such suit or action, such recovery shall be allocated first to the reimbursement of any expenses incurred by such Participating Parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel), and any remaining amount shall be included in Net Sales for the applicable Unilateral Product.

(g) Patents Licensed from Third Parties Each Party’s rights under this Section 12.3 with respect to any Collaboration Patent licensed to the other Party by a Third Party shall be subject to the rights of such Third Party to enforce such Collaboration Patent or defend against any claims that such Collaboration Patent is invalid or unenforceable.

12.4 Infringement Claims by Third Parties.

(a) Notice. Each Party shall bring to the attention of the other Party within [***] days of such Party’s first notice all information regarding potential infringement or any claim of infringement of Third Party intellectual property rights in connection with the Development, Manufacture or Commercialization of Products in the Territory.

(b) Joint Products. In the event such claim is brought against a Joint Product in a particular Commercialization Territory in the Profit Share Region, the LCP with respect to such Joint Product in such Commercialization Territory shall have the first right, but not the obligation, to defend and control the defense of any such claim using counsel of its own choice reasonably acceptable to the other Party. The other Party may participate in any such claim with counsel of its choice reasonably acceptable to the LCP. If the LCP elects (in a written communication submitted to the other Party within a reasonable amount of time not to exceed [***] Business Days after first notice of the alleged patent infringement) not to defend or control the defense of, or otherwise fails to initiate and maintain the defense of, any such claim within such time periods so that the other Party is not prejudiced by any delays, the other

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Party may conduct and control the defense of any such claim, suit, or proceeding. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such claim, suit, or proceeding. Each Party agrees to provide the other Party with copies of all pleadings filed in such action and to allow the other Party reasonable opportunity to participate in the defense of the claims. All out-of-pocket costs (including any payment made pursuant to a judgment or settlement) incurred by the LCP and the other Party in defending such claim shall constitute Commercialization Costs with respect to such Joint Product and be included in the calculation of Operating Profit or Loss. Any recoveries by the LCP of any sanctions awarded to the LCP and against a Third Party asserting a claim being defended under this Section 12.4 shall be applied as follows: such recovery shall be applied first to (i) reimburse the LCP for its reasonable out-of-pocket costs of defending such claim, and (ii) reimburse the other Party for its reasonable out-of-pocket costs of defending such claim (and to such extent shall not constitute Commercialization Costs). The balance of any such recoveries shall be included in Net Sales for the relevant Joint Product and included in the calculation of Operating Profit or Loss. In the event the claim is brought against a Joint Product in the Territory in a manner that would result in each Party controlling the defense of such claim in different countries of the world, then the Parties shall attempt to coordinate their efforts in conducting such defense through the JPC to form a joint defense strategy and plan of execution and to appoint one Party to lead such defense on the worldwide basis. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate.

(c) Unilateral Products. In the event such claim is brought against a Unilateral Product in a Royalty Region, the Participating Party with respect to such Unilateral Product shall have the first right, but not the obligation, to defend and control the defense of any such claim using counsel of its own choice at its sole expense. The other Party may participate in any such claim with counsel of its choice reasonably acceptable to the Participating Party at its sole expense. If the Participating Party elects (in a written communication submitted to the other Party within a reasonable amount of time after notice of the alleged patent infringement) not to defend or control the defense of, or otherwise fails to initiate and maintain the defense of, any such claim within such time periods so that the other Party is not prejudiced by any delays, the other Party may conduct and control the defense of any such claim, suit, or proceeding. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such claim, suit, or proceeding. Each Party agrees to provide the other Party with copies of all pleadings filed in such action and to allow the other Party reasonable opportunity to participate in the defense of the claims. The Participating Party shall be entitled to deduct [***] percent ([***]%) of the reasonable out-of- pocket costs (including any payment made pursuant to a judgment or settlement) of defending such claim, suit, or proceeding from [***]. Any recoveries by the Participating Party of any sanctions awarded to the Participating Party and against a Third Party asserting a claim being defended under this Section 12.4 shall be applied as follows: such recovery shall be applied first to (i) reimburse the Participating Party for its reasonable out-of-pocket costs of defending such claim, suit or proceedings to the extent not deducted from royalties pursuant to the previous sentence, and (ii) reimburse the other Party for [***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

12.5 Defense of Collaboration Patents.

(a) Notice. Each Party shall notify the other Party in writing within [***] Business Days of the Party’s first learning of any alleged or threatened assertion of invalidity or unenforceability of any Collaboration Patent by a Third Party of which such Party becomes aware.

(b) Defense. Where such allegation is made in an opposition, reexamination, interference or other patent office proceeding, the provisions of Section 12.2 shall apply. Where such allegation is made in a counterclaim to a suit or other action brought under Section 12.3, the provisions of Section 12.3 shall apply. Where such allegation is made in a declaratory judgment or other court action, (i) the Party who prosecuted such Collaboration Patent pursuant to Section 12.2 shall have the first right to defend such action, provided that if a Party pursuant to Section 12.3 elects to bring an infringement counterclaim, the provisions of Section 12.3 shall thereafter apply.

(c) Cooperation. Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 12.5, including by being joined as a party in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any such defense or claim or counterclaim, the controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such defense, claim, or counterclaim. In connection with the activities set forth in this Section 12.5, each Party shall consult with the other as to the strategy for the defense of the Collaboration Patents.

12.6 Third Party Licenses.

(a) Negotiation of Third Party Licenses. The Parties acknowledge that during the Term, it may be beneficial to obtain a Third Party License, including in connection with an infringement action under Section 12.4. The Parties agree that the JPC shall oversee and determine the overall strategy for obtaining any such Third Party Licenses and the implementation of such strategy, including assigning to each Party the responsibility for negotiating and executing any agreement governing such Third Party Licenses. If the JPC cannot agree whether the Parties should obtain a Third Party License within a [***]-day period (unless extended by agreement of the Parties in writing) commencing from the initial meeting of the JPC to determine the strategy, then (i) the LDP, in the case of a Third Party License with respect to a New Collaboration Compound prior to the First Commercial Sale of any Product containing such New Collaboration Compound, (ii) the LCP, in the case of a Third Party License with respect to a Joint Product after the First Commercial Sale of such Joint Product in the applicable Commercialization Territory, or (iii) the Participating Party, in the case of a Third Party License with respect to a Unilateral Product after the First Commercial Sale of such Unilateral Product in the applicable Royalty Region, in each case ((i), (ii) or (iii)) shall have the right to obtain such Third Party License [***]. The Parties agree that any Third Party Payment under such Third Party License shall be included in the Development

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Costs for a particular New Collaboration Compound covered under the applicable Patents subject to such license (or, if such Patents cover more than one (1) New Collaboration Compounds, allocated by the JPC among the Development Costs for such New Collaboration Compounds), in each case prior to the First Commercial Sale of the Product containing such New Collaboration Compound. Thereafter, such Third Party Payments shall be included in Commercialization Costs for any Joint Product, or borne solely by the Participating Party for any Unilateral Product, subject to a royalty reduction as and to the extent provided in Section 11.4(c).

(b) Existing Reata License Agreements. If at any time Abbott in good faith believes that a sublicense under any Patents (which are not otherwise included in the Reata Patents) licensed by a Third Party to Reata under any license agreement between such Third Party and Reata in existence as of the Effective Date (an “Existing Reata License”) is reasonably necessary or useful for the Development, Manufacture or Commercialization of any Product in any part of the Territory, Abbott shall so notify Reata. Upon delivery of such notice, (i) the term “Reata Patents” automatically shall include the Patents licensed by such Third Party to Reata under the applicable Existing Reata License and (ii) the license grants by Reata in Sections 10.1(a)(i) and 10.1(a)(iii) automatically shall include grants under the Patents licensed by such Third Party to Reata under the applicable Existing Reata License. Reata acknowledges and agrees that (x) it solely shall pay all amounts and other consideration payable or issuable to Third Parties pursuant to any Existing Reata License, and no such payment shall constitute a Development Cost or Commercialization Cost hereunder and (y) it shall not grant to any Third Party any sublicense under any Existing Reata License to Exploit any product in the New Collaboration Field.

(c) Other Third Party Agreement. Each Party agrees that it solely shall pay all amounts and other considerations payable or issuable to Third Parties pursuant to any agreement between such Party or any of its Affiliates and a Third Party in respect of Third Party intellectual property rights that cover the composition of matter of, or method of use of, or Manufacture of, a New Collaboration Compound or Product for which a license is reasonably necessary or useful for the Development, Manufacture or Commercialization of any Product in any part of the Territory, and which agreement (i) is in existence as of the Effective Date or (ii) relates to intellectual property created by such Third Party prior to the Effective Date pursuant to or in connection with any arrangement or agreement between such Third Party and such Party or any of its Affiliates, and no such payment shall constitute a Development Cost or Commercialization Cost hereunder (collectively (i) and (ii) referred to as “Other Third Party License Agreements”).

12.7 Patent Marking. The LCP for a Joint Product for the applicable Commercialization Territory, or the Participating Party for a Unilateral Product, as the case may be, shall, and shall require its Affiliates and sublicensees to, mark Products sold by it hereunder (in a reasonable manner consistent with industry custom and practice) with appropriate patent numbers or indicia to the extent permitted by Applicable Law, in those countries in which such markings or such notices impact recoveries of damages or equitable remedies available with respect to infringements of patents.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

12.8 Personnel Obligations. Each Party shall cause its employees who perform any activities for such Party under this Agreement to be bound by non-disclosure and invention assignment obligations that are consistent with the obligations of Abbott or Reata, as appropriate, in this Agreement, including: (a) promptly reporting any invention, discovery, process or other intellectual property right; (b) assigning to Abbott or Reata, as appropriate, all of his or her right, title and interest in and to any invention, discovery, process or other intellectual property right; (c) cooperating in the preparation, filing, prosecution, maintenance and enforcement of any Patent; (d) performing all acts and signing, executing, acknowledging and delivering any and all documents required for effecting the obligations and purposes of this Agreement; and (e) abiding by the obligations of confidentiality and non-use set forth in Article 15. Such non-disclosure and invention assignment agreement need not reference or be specific to this Agreement.

12.9 Trademarks, Corporate Logos and other Intellectual Property Rights.

(a) Ownership and Prosecution of Product Trademarks.

(i) With respect to each Joint Product in a Commercialization Territory, the LCP with respect to such Joint Product in such Commercialization Territory shall own all right, title, and interest to the Product Trademarks for such Joint Product in such Commercialization Territory, and shall be responsible for the clearance, registration, prosecution, and maintenance thereof; provided that the other Party shall have the right to provide input on the overall strategy for such registration, prosecution, and maintenance, and such LCP shall consider such input in good faith. The other Party shall provide all assistance and documents reasonably requested by the LCP in support of its prosecution, registration, and maintenance of the Product Trademarks.

(ii) With respect to each Unilateral Product in a Royalty Region, the Participating Party with respect to such Unilateral Product in such Royalty Region shall own all right, title, and interest to the Product Trademarks for such Unilateral Product in such Royalty Region, and shall be responsible for the clearance, registration, prosecution, and maintenance thereof.

(b) Enforcement of Product Trademarks.

(i) With respect to each Joint Product in a Commercialization Territory, the LCP with respect to such Joint Product in such Commercialization Territory shall have the first right to take such action as the LCP, after consultation with the other Party, deems necessary against a Third Party based on any alleged, threatened, or actual infringement, dilution, misappropriation, or other violation of, or unfair trade practices or any other like offense relating to, the Product Trademarks for such Joint Product in such Commercialization Territory by a Third Party. Subject to the foregoing, the other Party may elect at its expense to participate in the enforcement of such Product Trademarks. In the event that the LCP fails to assume responsibility for such enforcement, the other Party shall have the right to do so, with the LCP’s prior written consent, not to be unreasonably withheld.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(ii) With respect to each Unilateral Product in a Royalty Region, the Participating Party with respect to such Unilateral Product in such Royalty Region shall have the sole right to take such action as the Participating Party deems necessary against a Third Party based on any alleged, threatened, or actual infringement, dilution, misappropriation, or other violation of, or unfair trade practices or any other like offense relating to, the Product Trademarks for such Unilateral Product in such Royalty Region by a Third Party.

(c) Third Party Claims.

(i) With respect to each Joint Product in a Commercialization Territory, the LCP with respect to such Joint Product in such Commercialization Territory shall have the first right to defend against any alleged, threatened, or actual claim by a Third Party that the use or registration of the Product Trademarks for such Joint Product in such Commercialization Territory infringes, dilutes, misappropriates, or otherwise violates any Trademark or other right of such Third Party or constitutes unfair trade practices or any other like offense, or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks for such Joint Product in such Commercialization Territory. Subject to the foregoing, the other Party may elect at its expense to participate in the defense of the Product Trademarks. In the event that the LCP fails to assume responsibility for such defense, the other Party shall have the right to do so.

(ii) With respect to each Unilateral Product in a Royalty Region, the Participating Party with respect to such Unilateral Product in such Royalty Region shall have the sole right to defend against any alleged, threatened, or actual claim by a Third Party that the use or registration of the Product Trademarks for such Unilateral Product in such Royalty Region infringes, dilutes, misappropriates, or otherwise violates any Trademark or other right of such Third Party or constitutes unfair trade practices or any other like offense, or any other claims as may be brought by a Third Party against such Participating Party in connection with the use of the Product Trademarks for such Unilateral Product in such Royalty Region.

(d) The Trademark Costs incurred by each Party with respect to a Joint Product in the applicable Profit Share Region shall be included in Commercialization Costs. The Trademark Costs incurred by the Participating Party with respect to a Unilateral Product in the applicable Royalty Region shall be borne solely by the Unilateral Party. Any recoveries awarded to a Party in connection with an action under Section 12.9(b) or Section 12.9(c) shall be applied as follows: such recovery shall be applied first to reimburse the Parties for their Trademark Costs relating to such enforcement or defense, and any amounts remaining shall be allocated as follows: (x) for Joint Products, such amounts shall be deemed Net Sales of such Joint Product in the applicable Profit Share Region; and (y) for Royalty Products, such amounts shall be deemed Net Sales of the applicable Unilateral Product in the applicable Royalty Region.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(e) Notice and Cooperation. Each Party shall provide to the other Party written notice within [***] Business Days of the Party’s first notice of any actual or threatened infringement of the Product Trademarks in the Territory and of any actual or threatened claim that the use of the Product Trademarks in the Territory violates the rights of any Third Party. Each Party agrees to reasonably cooperate with the other Party with respect to any enforcement action or defense commenced pursuant to this Section 12.9.

(f) Ownership of Corporate Names. As between the Parties, each Party shall retain all right, title and interest in and to its corporate names and logos, and any goodwill derived through the use of such marks shall inure solely to the benefit of its owner. Neither Party shall, without the other Party’s prior written consent, use any Trademarks of the other Party (including the other Party’s corporate name and logo), or marks confusingly similar thereto, in connection with such Party’s marketing or promotion of Products under this Agreement, except as expressly provided in, and in accordance with, this Agreement.

(g) Study Trademarks.

(i) The LDP with respect to a Clinical Study under a Development Plan shall have the right (after consultation with the other Party in the case of the Joint Exploratory Development Plan or a Joint Plan) to select the Study Trademark, if any, with respect to such Clinical Study.

(ii) The provisions of Sections 12.9(a) through (d) shall apply to the ownership, clearance, prosecution, maintenance, enforcement and defense of Study Trademarks (and related Study Trademark Costs), mutatis mutandis, in each case with the applicable LDP substituted for the applicable LCP in each such provision and with applicable Study Trademark Costs allocated to Development Costs.

ARTICLE 13

REPRESENTATIONS AND WARRANTIES; COVENANTS

13.1 Mutual Representations and Warranties. Reata and Abbott each represents and warrants to the other, as of the Effective Date, and covenants, as follows:

(a) Organization. It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement.

(b) Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (i) such Party’s charter documents, bylaws, or other organizational documents, (ii) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound, (iii) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to such Party.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) Binding Agreement. This Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

(d) No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the material fulfillment of its obligations hereunder.

(e) No Debarment. It shall not use in any capacity, in connection with the performance of the activities contemplated by this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA, or who is the subject of a conviction described in such section. It agrees to inform the other Party in writing immediately if it or any Person who is performing services hereunder on its behalf is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation, or legal or administrative proceeding is pending or, to its Knowledge, is threatened, relating to the debarment or conviction of it or any Person performing services hereunder.

(f) No Encumbrance. During the Term, it shall not encumber or violate the rights granted by it to the other Party hereunder with respect to Reata Patents or Abbott Patents, as applicable.

(g) Disclosure to Patent Office. During the Term, it shall timely present all material references, documents, or information in respect of pending applications included in the Reata Patents or Abbott Patents, as applicable, of which it and the inventors are aware to the relevant patent office, to the extent required by Applicable Law.

(h) Taxation. It is a resident, as such term is defined for tax purposes pursuant to Applicable Laws, of the jurisdiction in which it is organized.

13.2 Additional Representations of Reata. Except as set forth in the Schedule of Exceptions, Reata further represents and warrants to Abbott, as of the Effective Date, and covenants, as follows:

(a) All Reata Patents existing as of the Effective Date in the Territory (the “Existing Patents”) are listed on Schedule 13.2(a). To Reata’s Knowledge, no issued patents included in the Existing Patents are invalid or unenforceable.

(b) There are no claims, judgments, or settlements against, or amounts with respect thereto (other than amounts owed to any patent office), owed by Reata or any of its Affiliates relating to the Existing Patents, or the Reata Know-How existing as of the Effective Date. As of the Effective Date, no claim or litigation has been brought or threatened by any Person alleging, and Reata has no Knowledge of any claim, whether or not asserted, that (i) any issued patents included in the Existing Patents are invalid or unenforceable, or (ii) the disclosing, copying, making, assigning, or licensing of the inventions claimed by the Existing

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Patents, or the Reata Know-How, or the Development or Commercialization of Products containing any Effective Date AIMs as contemplated herein as of the Effective Date, violates or infringes, or would violate or infringe any intellectual property or proprietary right of any Person existing as of the Effective Date. “Effective Date AIMs” means New Collaboration Compounds Controlled by Reata or any of its Affiliates as of the Effective Date and claimed in any of the Reata Patents.

(c) Reata is the sole and exclusive owner of the Existing Patents listed on Schedule 13.2(a) (the “Owned Patents”) and the Reata Know-How existing as of the Effective Date free of any lien or claim of ownership by any Third Party and of any material encumbrance. Reata is entitled to grant the licenses specified herein. The Owned Patents constitute all of the Existing Patents.

(d) Reata has the right to use all Reata Know-How and the inventions claimed by Existing Patents that are necessary to conduct Joint Exploratory Development as set forth in the Joint Exploratory Development Plan existing as of the Effective Date. The Development or Commercialization of the Effective Date AIMs as contemplated herein is not subject as of the Effective Date to any other license or agreement to which Reata or any of its Affiliates is a party as of the Effective Date.

(e) During the Term, Reata shall not encumber or violate the rights granted to Abbott hereunder with respect to the Reata Patents.

(f) To Reata’s Knowledge, the Existing Patents are being diligently prosecuted in the respective patent offices in accordance with Applicable Law. The Existing Patents have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment prior to the Effective Date.

(g) Reata has not previously assigned, transferred, licensed, conveyed, or otherwise encumbered its right, title, or interest under the Existing Patents or Reata Know-How in connection with the Development, Manufacture or Commercialization of the Effective Date AIMs (including by granting any covenant not to sue with respect thereto) (or any Patents or Information that would be Existing Patents or Reata Know-How but for such assignment, transfer, license, conveyance, or encumbrance) in the Territory in the New Collaboration Field, except (i) as provided in the agreements listed on Schedule 13.2(g) (the “Academic Research Agreements”) or (ii) where such assignment, transfer, license, conveyance, or encumbrance is terminated and no longer in force or effect, and it will not enter into any such agreements or grant any such right, title, or interest to any Person that is inconsistent with the rights and licenses granted to Abbott under this Agreement.

(h) To Reata’s Knowledge, no Person is infringing or threatening to infringe the Existing Patents, or misappropriating or threatening to misappropriate the Reata Know- How existing as of the Effective Date.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(i) True, complete and correct copies (as of the Effective Date) of: (i) the file wrapper and other documents and materials relating to the prosecution, defense, maintenance, validity, and enforceability of the Owned Patents; (ii) the UT 2004 Agreement; (iii) the UT 2006 Agreement; and (iv) each of the Academic Research Agreements, in each case ((i), (ii), (iii) and (iv)) have been provided or made available to Abbott prior to the Effective Date. As of the Effective Date, Reata has disclosed to Abbott (A) all material adverse information with respect to the safety and efficacy of the Existing Lead Compounds and the Development Candidates existing as of the Effective Date as to which Reata has Knowledge and (B) all material information and data with respect to RTA-408 and RTA-410 as to which Reata has Knowledge.

(j) To Reata’s Knowledge, the conduct of Joint Exploratory Development, Manufacturing of the Products containing the Effective Date AIMs (in the same formulation as they exist as of the Effective Date and using the same process as that used as of the Effective Date), and the Parties’ Commercialization of the Products containing the Effective Date AIMs as contemplated herein will not infringe any Patents or other intellectual property or proprietary right of any Person.

(k) To Reata’s Knowledge, the conception, development, and reduction to practice of the inventions claimed by the Existing Patents and Reata Know-How existing as of the Effective Date have not constituted or involved the misappropriation of trade secrets or other rights or property of any Person.

(l) To Reata’s Knowledge, in respect of the pending patent applications included in the Existing Patents, Reata has presented or will timely present all material references, documents, or information of which it and the inventors are aware to the relevant patent office, to the extent required by Applicable Law.

(m) The Existing Patents represent all Patents within Reata’s or its Affiliates’ Control relating to the Effective Date AIMs and the Products containing the Effective Date AIMs within the Territory as of the Effective Date.

(n) Each of the Existing Patents properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Existing Patent is issued or such application is pending.

(o) Each Person who has or has had any rights in or to any Owned Patents, has assigned and has executed an agreement assigning its entire right, title, and interest in and to such Owned Patents to Reata.

(p) All rights in all inventions and discoveries, made, developed, or conceived by any employee or independent contractor of Reata during the course of their employment (or other retention) by Reata, and relating to or included in Reata Know-How or that are the subject of one or more Existing Patents have been or will be assigned in writing to Reata.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(q) To Reata’s Knowledge, Reata has obtained the right (including under any Patents and other intellectual property rights) to use all Information and all other materials (including any formulations and manufacturing processes and procedures) developed or delivered by any Third Party under any agreements between Reata and any such Third Party with respect to the Effective Date AIMs as of the Effective Date, and Reata has the rights under each such agreement to transfer such Information or other materials to Abbott and its designees and to grant Abbott the right to use such Know-How or other materials in the Development or Commercialization of the Effective Date AIMs or the Products containing the Effective Date AIMs as set forth in this Agreement.

(r) All information, documentation, and other materials furnished or made available by Reata upon the request of Abbott during Abbott’s period of diligence prior to the Effective Date or otherwise related to the transactions contemplated hereby are true, complete, and correct copies of what they purport to be in all material respects.

(s) Reata has made available to Abbott true, complete and correct copies of all Regulatory Documentation relating to any New Collaboration Compound that has been submitted to or received from any Regulatory Authority as of the Effective Date.

(t) To Reata’s Knowledge, Reata and its Affiliates have conducted, and their respective contractors and consultants have conducted, prior to the Effective Date, all Development of the Effective Date AIMs or the Products containing the Effective Date AIMs in accordance with Applicable Law.

(u) As of the Effective Date there are no amounts that will be required to be paid to a Third Party as a result of the use of such Third Party’s Patents or other intellectual property rights for the Development or Commercialization of the Products containing the Effective Date AIMs that arise out of any agreement to which Reata is a party or, to Reata’s Knowledge, at all.

(v) Reata has caused all Persons who have performed research and development activities, Manufacturing process development activities or regulatory activities for Reata with respect to Targeted AIMs prior to the Effective Date to be under an obligation to assign (or, if Reata was unable to cause such Person to agree to such assignment obligation despite using commercially reasonable efforts to negotiate such assignment obligation, provide an exclusive license under) their rights in any inventions resulting therefrom (other than rights in inventions with respect to bardoxolone methyl) to Reata, except where Applicable Law requires otherwise.

(w) To Reata’s Knowledge, the information, documents and materials furnished to Abbott in connection with its period of diligence prior to the Effective Date, do not, taken as a whole, (i) contain any untrue statement of a material fact or (ii) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

13.3 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 14

INDEMNIFICATION

14.1 Indemnification by Reata. Reata shall indemnify Abbott, its Affiliates and their respective directors, officers, employees, and agents, and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of:

(a) the breach by Reata of this Agreement;

(b) the negligence or willful misconduct on the part of Reata or its Affiliates or their respective directors, officers, employees, and agents in performing its obligations under this Agreement;

(c) any actual or alleged infringement or misappropriation of any trademark or trade name right of any Third Party in connection with the use of Reata’s corporate name or logo in the Development or Commercialization of the Products in the Territory as permitted or required under this Agreement;

(d) any Manufacturing defect in a Product or a New Collaboration Compound Manufactured by or on behalf of Reata;

(e) the Development, Commercialization or Manufacture of Reata’s Unilateral Products in the applicable Royalty Regions;

(f) the Unilateral Development by or on behalf of Reata of a New Collaboration Compound that has not yet been Commercialized; or

(g) the Development, Commercialization or Manufacture of the Products or the New Collaboration Compounds owned or Controlled by Reata prior to the Effective Date anywhere in the world prior to the Effective Date by or on behalf of Reata or its Affiliates (or its or their contractors, licensees, or collaboration partners).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

except, in the case of clauses (a)-(d), for those Losses for which Abbott has an obligation to indemnify Reata pursuant to Section 14.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

14.2 Indemnification by Abbott. Abbott shall indemnify Reata, its Affiliates and their respective directors, officers, employees, and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of:

(a) the breach by Abbott of this Agreement;

(b) the negligence or willful misconduct on the part of Abbott or its Affiliates or their respective directors, officers, employees, and agents in performing its obligations under this Agreement;

(c) any actual or alleged infringement or misappropriation of any trademark or trade name right of any Third Party in connection with the use of Abbott’s corporate name or logo in the Development or Commercialization of the Products in the Territory as permitted or required under this Agreement;

(d) any Manufacturing defect in a Product or a New Collaboration Compound Manufactured by or on behalf of Abbott;

(e) the Development, Commercialization or Manufacture of Abbott’s Unilateral Products in the applicable Royalty Regions; or

(f) the Unilateral Development by or on behalf of Abbott of a New Collaboration Compound that has not yet been Commercialized.

except, in the case of clauses (a)-(d), for those Losses for which Reata has an obligation to indemnify Abbott pursuant to Section 14.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

14.3 Certain Losses. Any Losses, other than those Losses for which indemnification is provided in Section 14.1, Section 14.2 or Section 14.6, in connection with any Third Party Claim brought against either Party resulting directly or indirectly from the Development, Manufacture or Commercialization of Joint Products (or joint Development of New Collaboration Compounds that have not yet been Commercialized) hereunder shall be included as a Development Cost or a Commercialization Cost, as applicable. The Parties shall confer through the JEC how to respond to such Third Party Claim and how to handle such Third Party Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

14.4 Notice of Claim. All indemnification claims in respect of a Party, its Affiliates, or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified Party intends to base a request for indemnification under this Article 14, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

14.5 Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 14.5(a), the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying Party in its defense of the Third Party Claim.

(a) Right to Participate in Defense. Without limiting Section 14.5 above, any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s own expense unless (i) the employment thereof has been specifically authorized by the indemnifying Party in writing, (ii) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 14.5 (in which case the Indemnified Party shall control the defense), or (iii) the interests of the indemnitee and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both parties under Applicable Law, ethical rules or equitable principles.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 14.5, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim; provided, that the Indemnified Party shall not settle any Third Party Claim without the prior written consent of the indemnifying Party, not to be unreasonably withheld or delayed.

(c) Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

(d) Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

14.6 Special, Indirect, Consequential and Other Losses. EXCEPT IN THE EVENT OF A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 15 OR SECTION 10.6, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL OR PUNITIVE DAMAGES OR FOR LOSS OF PROFITS SUFFERED BY THE OTHER PARTY, EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 14.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

14.7 Insurance. Each Party shall have and maintain such type and amounts of insurance covering its activities hereunder as is: (a) normal and customary in the pharmaceutical industry generally for parties similarly situated; and (b) otherwise required by Applicable Law.

ARTICLE 15

CONFIDENTIALITY

15.1 Confidentiality Obligations. At all times during the Term and for a period of [***] years following termination or expiration hereof, each Party shall, and shall cause its Affiliates and its and their respective officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party, and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such use is expressly permitted by the terms of this Agreement or is reasonably necessary or useful for the performance of, or the exercise of such Party’s rights under, this Agreement. “Confidential Information” shall mean any technical, business or other information provided by or on behalf of one Party to the other Party, including information relating to the terms of this Agreement, any New Collaboration Compound, or any Product (including the Regulatory Documentation, Clinical Data, and any other data and results), any Development or Commercialization of any New Collaboration Compound or Product, any Information developed by or on behalf of the disclosing Party or its Affiliates, or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, the Parties acknowledge the practical difficulty of policing the use of information in the unaided memory of the receiving Party or its officers, directors, employees, and agents, and as such each Party agrees that the receiving Party shall not be liable for the use by any of its officers, directors, employees, or agents of specific Confidential Information of the disclosing Party that is retained in the unaided memory of such officer, director, employee or agent; provided that (a) such officer, director, employee, or agent is not aware that such Confidential Information is the confidential information of disclosing Party at the time of such use; (b) the foregoing is not intended to grant, and shall not be deemed to grant, the receiving Party, its Affiliates, or its officers, directors, employees, and agents (i) a right to disclose the disclosing Party’s Confidential Information, or (ii) a license under any Patents or other intellectual property right of the disclosing Party; and (c) such officer, director, employee, or agent has not intentionally memorized such Confidential Information for use outside this Agreement. The receiving Party shall have the right to disclose to Third Parties Confidential Information of the disclosing Party that constitutes Reata Know-How, in the case of Reata as the disclosing Party, or Abbott Know-How, in the case of Abbott as the disclosing Party, after the Exclusivity Period for the purpose of exercising the rights granted under Section 10.1; provided, however, that such Third Parties shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 15 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] years from the date of disclosure). Notwithstanding the foregoing, the confidentiality and non-use obligations under this Section 15.1 with respect to any Confidential Information shall not include any portion of such Confidential Information that:

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(a) is or hereafter becomes part of public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;

(b) can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information;

(c) is subsequently received by the receiving Party from a Third Party who is not bound by any obligation of confidentiality with respect to such information;

(d) has been published by a Third Party or otherwise enters the public domain through no fault of the receiving Party in breach of this Agreement; or

(e) can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

15.2 Permitted Disclosures. Notwithstanding Section 15.1, each Party may disclose Confidential Information to the extent that such disclosure is:

(a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental or regulatory body of competent jurisdiction or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by law, including by reason of filing with securities regulators; provided, however, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(c) made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining or enforcing a Patent; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available; or

(d) made by the receiving Party or its Affiliates or licensees or sublicensees to its or their attorneys, auditors, advisors, consultants or Contracting Third Party as may be necessary or useful in connection with the Development, Manufacturing or Commercialization of the New Collaboration Compounds or the Products, or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement, or to potential or actual investors or acquirors as may be necessary or useful in connection with their evaluation of such potential or actual investment or acquisition; provided, however, that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 15 (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] years from the date of disclosure).

15.3 Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or Trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and Promotional Materials, or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 15.3 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law. Further, the restrictions imposed on each Party under this Section 15.3 are not intended, and shall not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Article 15.

15.4 Public Announcements. The Parties have agreed upon the content of a joint press release which shall be issued substantially in the form attached hereto as Schedule 15.4, the release of which the Parties shall coordinate in order to accomplish such release promptly upon execution of this Agreement. Except pursuant to the procedures set forth below, neither Party shall issue any other public announcement, press release, or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, except for (i) any such disclosure that is, based on the advice of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted), or (ii) any such disclosure that does not mention the other Party. In the event that a Party is, based on the advice of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, or such disclosure does not mention the other

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Party, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] Business Days prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or any amendment thereto that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 15.4, provided such information remains accurate as of such time and provided the frequency and form of such disclosure are reasonable.

15.5 Publications. Each Party recognizes that the publication of papers regarding results of, and other information regarding, activities under this Agreement, including oral presentations and abstracts, may be beneficial to both Parties, provided such publications are subject to reasonable controls to protect Confidential Information. In particular, it is the intent of the Parties to maintain the confidentiality of any Confidential Information included in any invention disclosures or draft Patent application until such Patent application has been filed. Accordingly, each Party shall have the right to review and approve any paper proposed for publication by the other Party, including any oral presentation or abstract, that contains Clinical Data or pertains to results of Clinical Studies, or other Development activities with respect to the New Collaboration Compounds or Products or that includes Confidential Information of the other Party. Before any such paper is submitted for publication or an oral presentation is made, the publishing or presenting Party shall deliver a then-current copy of the paper or materials for oral presentation to the other Party at least [***] days prior to submitting the paper to a publisher or making the presentation; provided that the Parties may agree to a shorter period in exigent circumstances. The other Party shall review any such paper and give its comments to the publishing Party within [***] days of the delivery of such paper to the other Party. With respect to oral presentation materials and abstracts, the other Party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing or presenting Party with appropriate comments, if any, but in no event later than [***] days from the date of delivery to the other Party. Failure to respond within such [***] days shall be deemed approval to publish or present. If approval is not given or deemed given, either Party may refer the matter to the JRDI or applicable JDC, as applicable for resolution together with the reasons for withholding approval. If the JDC or JRDI, as applicable, does not resolve such dispute within [***] days, the publishing or presenting Party shall be entitled to publish such paper or make such presentation; provided that the publishing or presenting Party shall comply with the other Party’s request to delete references to such other Party’s Confidential Information in any such paper and will withhold publication of any such paper or any presentation of same for an additional [***] days in order to permit the Parties to obtain Patent protection if either Party deems it necessary. Any publication shall include recognition of the contributions of the other Party according to standard practice for assigning scientific credit, either through authorship or acknowledgement, as may be appropriate. Each Party shall use commercially reasonable efforts to cause investigators and institutions participating in Clinical Studies with which it contracts, to agree to terms substantially similar to those set forth in this Section 15.5, which efforts shall satisfy such Party’s obligations under this Section 15.5 with respect to such investigators and institutions.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

ARTICLE 16

TERM AND BREACH

16.1 Term. This Agreement shall become effective on the Effective Date and shall remain in full force and effect until terminated pursuant to Section 16.2 (the “Term”).

16.2 Termination by Mutual Agreement. In the event both Parties desire to terminate this Agreement in its entirety, the Parties shall negotiate in good faith and enter into a termination agreement setting forth the Parties’ respective rights and obligations with respect to the Collaboration Patents, New Collaboration Compounds and Products after such termination, and any such termination shall only be effective upon the Parties’ agreement on and execution of such termination agreement.

16.3 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Abbott or Reata are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under clause (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

16.4 Material Breach.

(a) If either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) has materially breached one or more of its material obligations under this Agreement, then the Non-Breaching Party may deliver notice of such material breach to the Breaching Party (a “Default Notice”).

(b) If the Breaching Party does not dispute that it has committed a material breach of one or more of its material obligations under this Agreement, then with respect to a breach of a payment obligation (including the failure by a Party to pay its share of Development Costs or to bear its share of an Operating Loss), if the Breaching Party fails to cure such breach within [***] days after receipt of the Default Notice, then, notwithstanding anything to

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

the contrary herein, upon the election of the Non-Breaching Party the New Collaboration Compound or Joint Product with respect to which such payment breach applies shall cease (unless and until the Breaching Party opts in to joint Development of such New Collaboration Compound as provided below) to be a jointly Developed New Collaboration Compound or Joint Product in the relevant Profit Share Region, as the case may be and thereafter shall be solely a New Collaboration Compound or Unilateral Product for which the Non-Breaching Party is the Participating Party with rights to continue to Develop and Commercialize unilaterally at its cost; provided, however, that the Breaching Party shall have the right to opt in to the joint Development of a New Collaboration Compound by (i) exercising its Pre-Phase II Opt-In, Pre-Phase III Opt-In or EOP3 Opt-In with respect to such Collaboration Compound, but only to the extent such opt-in rights have not expired in with respect to such New Collaboration Compound in accordance with Article 5 and (ii) paying to the Non-Breaching Party simultaneously with the applicable opt-in payment an amount equal to [***] percent ([***]%) of the original breached payment. The Breaching Party shall not have the right to opt-in to joint Development of any New Collaboration Compound after the Pre-Phase II Opt-In, Pre-Phase III Opt-In and EOP3 Opt-In for such New Collaboration Compound have expired.

(c) If the Breaching Party disputes that it has materially breached one of its material obligations under this Agreement, the dispute shall be resolved pursuant to Section 17.6. If, as a result of the application of such dispute resolution procedures, the Breaching Party is determined to be in material breach of one or more of its material obligations under this Agreement (an “Adverse Ruling”), then if the Breaching Party fails to complete the actions specified by the Adverse Ruling to cure such material breach within [***] days after such ruling with respect to a breach of a payment obligation, then the Non-Breaching Party shall have the remedy set forth in Section 16.4(b) (which shall not be an exclusive remedy), upon written notice to the Breaching Party. Subject to Section 16.5, exercise of the rights set forth in this Section 16.4 shall not limit remedies that may otherwise be available to the Non-Breaching Party in law or equity.

16.5 Remedies Other Than Termination. Except pursuant to Section 16.2, neither Party shall have the right to terminate this Agreement, in part or in its entirety, for any reason. It is the Parties’ intent to provide relief or compensation to either Party hereunder in the event of the other Party’s material breach of any material provision of this Agreement, not through the termination of this Agreement but through remedies in law or equity, such as injunctive relief, specific performance, the remedies provided in Section 16.4, and, subject to Section 7.8 and Section 14.6, monetary damages.

ARTICLE 17

MISCELLANEOUS

17.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions, or delays in acting by any Governmental Authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within [***] days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non- performing Party shall use commercially reasonable efforts to remedy its inability to perform.

17.2 Export Control. This Agreement is made to restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

17.3 Assignment. Without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned, or delayed, and subject to the provisions of Section 17.8, neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that (a) either Party may make such an assignment without the other Party’s consent to its Affiliate or to a successor, whether in a merger, sale of stock, sale of assets or any other transaction, of the business to which this Agreement relates and (b) Abbott may make such an assignment without the Reata’s consent to a New Company; provided that, in either case of (a) or (b), any assignment, by operation of law or otherwise, of this Agreement to a New Company where it comprises the Other Abbott Business and not the Proprietary Pharmaceutical Business shall require the consent of Reata. With respect to an assignment to an Affiliate, the assigning Party shall remain responsible for the performance by such Affiliate of the rights and obligations hereunder. Any attempted assignment or delegation in violation of this Section 17.3 shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Reata or Abbott, as the case may be. In the event either Party seeks and obtains the other Party’s consent to assign or delegate its rights or obligations to another Person, the assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

17.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby: (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal,

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

17.5 Governing Law; Service.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

(b) Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 17.7(b) shall be effective service of process for any action, suit, or proceeding brought against it under this Agreement in any such court.

17.6 Dispute Resolution. If a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (other than a dispute whose procedures for resolution are set forth in Section 2.9(d), Section 11.10 or Section 17.11) (a “Dispute”), it shall be resolved pursuant to this Section 17.6.

(a) General. Any Dispute shall be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] days after such issue was first referred to them, then, except as set forth in Section 17.6(b), 17.6(d) or 17.6(e), either Party may, by written notice to the other Party, elect to initiate an alternative dispute resolution (“ADR”) proceeding pursuant to the procedures set forth in Section 17.6(c) for purposes of having the matter settled.

(b) Intellectual Property Disputes. In the event that a Dispute arises with respect to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, and such Dispute cannot be resolved in accordance with Section 17.6(a), unless otherwise agreed by the Parties in writing, such Dispute shall not be submitted to an ADR proceeding in accordance with Section 17.6(c) and instead, either Party may initiate litigation in a court of competent jurisdiction, notwithstanding Section 17.5, in any country in which such rights apply.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(c) ADR. Any ADR proceeding under this Agreement shall take place pursuant to the procedures set forth in Schedule 17.6(c).

(d) Expert Panel Arbitration.

(i) Any Dispute pertaining to (A) the PDE Rate for a country or region or the applicable inflation index, (B) the terms of a Co-Promotion Agreement, (C) the terms of an MSL Agreement, (D) a Phase III Plan, or (E) whether a proposed amendment to a Unilateral Plan would be a Unilateral Material Amendment, in each case ((A)-(E)), shall be resolved pursuant to Section 17.6(d)(ii).

(ii) Any dispute to be resolved pursuant to this Section 17.6(d)(ii) shall take place pursuant to the following procedures: Promptly following receipt of any notice requiring dispute resolution pursuant to this Section 17.6(d)(ii), the Parties shall meet and discuss in good faith and agree on an expert panel to resolve the issue, which expert panel shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in the substantive area in question, and shall have some experience in mediating or arbitrating issues relating to such agreements. If the Parties cannot agree on such expert panel within [***] days of request by a Party for arbitration, then each Party shall select one (1) expert for such panel and the two (2) experts selected by the Parties shall select a third expert for the panel, provided that all such three (3) experts must meet the foregoing criteria. Within [***] days after an arbitrator is selected (or appointed, as the case may be), each Party will deliver to both the expert panel and the other Party a detailed written proposal setting forth its proposed terms for the resolution for the matter at issue (the “Proposed Terms” of the Party) and a memorandum (the “Support Memorandum”) in support thereof, not exceeding [***] pages in length. The Parties will also provide the expert panel a copy of this Agreement, as may be amended at such time. Within [***] days after receipt of the other Party’s Proposed Terms and Support Memorandum, each Party may submit to the expert panel (with a copy to the other Party) a response to the other Party’s Support Memorandum, such response not exceeding [***] pages in length. Neither Party may have any other communications (either written or oral) with the expert panel other than for the sole purpose of engaging the expert panel or as expressly permitted in this Section 17.6(d)(ii); provided that the expert panel may convene a hearing if the expert panel so chooses to ask questions of the Parties and hear oral argument and discussion regarding each Party’s Proposed Terms. Within [***] days after the expert panel’s appointment, the expert panel will select one of the two Proposed Terms (without modification) provided by the Parties that the expert panel believes is most consistent with the intention underlying and agreed principles set forth in this Agreement. The decision of the expert panel shall be final, binding, and unappealable. The expert panel must select as the only method to resolve the matter at issue one of the two sets of Proposed Terms, and may not combine elements of both Proposed Terms or award any other relief or take any other action.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iii) Dispute Regarding Phase III Plan. If the dispute pertains to a Phase III Plan, in making its decision, the expert panel shall consider the following factors, none of which is to be the determinative factor: (A) design recommendations of both the FDA and EMA; (B) cost to conduct the proposed Phase III Plan; (C) operational feasibility; (D) potential risks in light of perceived benefit of the proposed Phase III Plan; (E) duration of such proposed Phase III Plan and likely time to product launch in light of market dynamics including competing products; (F) the commercial value of the data and label that may be expected in the event of success; and (G) regulatory environment then existing and impact on success of the proposed Phase III Plan.

(e) Committee Disputes. If the Dispute relates to an issue on which a Committee cannot reach consensus other than Disputes: (i) for which the procedure for decision making is set forth expressly in this Agreement (which shall be resolved in accordance with the procedure set forth in the applicable section); or (ii) relating to allocations of costs by the applicable JMC pursuant to Section 1.20, by the JPC pursuant to Section 12.2(c) or 12.6(a) or by the JSC pursuant to Section 1.69 (which shall be resolved in accordance with Section 17.6(c)), then neither Party shall have final decision-making authority with respect to such issue and such Dispute may only resolved by mutual agreement of the Parties.

(f) Adverse Ruling. Any determination pursuant to this Section 17.6 that a Party is in material breach of its material obligations hereunder shall specify a (nonexclusive) set of actions to be taken to cure such material breach, if feasible.

(g) Interim Relief. Notwithstanding anything to contrary, nothing in this Section 17.6 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party. This Section 17.6 shall be specifically enforceable.

17.7 Notices.

(a) Notice Requirements. Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 17.7(b) or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 17.7(a). Such Notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second business day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 17.7(a) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(b) Address for Notice.

If to Abbott, to:

Abbott Laboratories

Pharmaceutical Products Group

100 Abbott Park Road

Abbott Park, IL 60064-3500

Attention: Executive Vice President

Facsimile: 847-935-3260

with a copy to (which shall not constitute notice):

Abbott Laboratories

Building AP6D, D-364

100 Abbott Park Road

Abbott Park, IL 60064-3500

Attention: Executive Vice President, General Counsel and Secretary

Facsimile: 847-937-3966

If to Reata, to:

Reata Pharmaceuticals, Inc.

2801 Gateway Drive, Suite 150

Irving, Texas 75063

Attention: Casi DeYoung

Facsimile: (214) 614-4717

with a copy to (which shall not constitute notice):

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

Attention: Barbara A. Kosacz

Facsimile: (650) 849-7400

17.8 Change of Control.

(a) Reata Change of Control. Upon (i) any Change of Control of Reata, (ii) any Change of Control of the Affiliate of Reata to which the rights or obligations under this Agreement have been transferred or assigned; or (iii) the assignment of this Agreement to any Person (by operation of law or otherwise) who is not then an Affiliate of Reata (any of (i), (ii) or (iii), a “Reata CoC”), Reata shall provide written notice to Abbott within [***] days of the consummation of such transaction, and for a period of [***] months after the consummation of such Reata CoC, Abbott shall have the right to effectuate the following amendments to this Agreement in its sole discretion, which amendments shall automatically become effective upon written notice given by Abbott to Reata on or before the end of such [***] month period without further action by the Parties:

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(i) Section 4.2(e)(ii)(1) shall be amended to read in its entirety as follows: “If such Development Candidate is a FirstGen Targeted AIM or a NextGen Targeted AIM that has been Developed under a Joint Exploratory Development Plan directly preceding such determination and either (A) such Development Candidate is then eligible for designation as a Product Candidate in only one Indication, or (B) such Development Candidate is then eligible for designation as a Product Candidate in more than one Indication but only one Party believes that such Development Candidate should be designated as a Development Candidate in any eligible Indication, then in either case ((A) or (B)) [***].”

(ii) Section 4.2(e)(ii)(2) shall be amended to read in its entirety as follows: “If such Development Candidate is a FirstGen Targeted AIM or a NextGen Targeted AIM that has been Developed under a Joint Exploratory Development Plan directly preceding such determination and such Development Candidate is then eligible for designation as a Product Candidate in more than one Indication and each Party believes that such Development Candidate should be designated as a Product Candidate in a different Indication, then [***].”

(iii) Section 4.2(e)(ii)(3) shall be deleted in its entirety.

(iv) Section 1.97 shall be amended to replace the reference to Section 4.2(e)(ii)(3) with a reference to Section 4.2(e)(ii)(2).

(b) Abbott Change of Control. Upon (i) any Change of Control of Abbott, (ii) any Change of Control of the Affiliate of Abbott to which the rights or obligations under this Agreement have been transferred or assigned; or (iii) the assignment of this Agreement to any Person (by operation of law or otherwise) who is not then an Affiliate of Abbott other than a New Company (in the event a New Company does not constitute an Affiliate of Abbott and provided that this Agreement is not assigned, conveyed, or otherwise transferred, by operation of law or otherwise (including a transfer of shares of Abbott to the New Company) to the New Company where it comprises the Other Abbott Business and not the Proprietary Pharmaceutical Business) (any of (i), (ii) or (iii), an “Abbott CoC”), Abbott shall provide written notice to Reata within [***] days of the consummation of such transaction, and for a period of [***] months after the consummation of such Abbott CoC, Reata shall have the right to effectuate the following amendments to this Agreement in its sole discretion, which amendments shall automatically become effective upon written notice given by Reata to Abbott on or before the end of such [***] month period without further action by the Parties:

(i) Section 1.51 shall be amended to read in its entirety as follows:

“FirstGen Targeted AIM” means any Targeted AIM: (a) that is Controlled by Reata or any of its Affiliates as of the Effective Date and that is derived from oleanolic acid or generated using oleanolic acid (or a metabolite of oleanolic acid) as a starting material, but excluding bardoxolone methyl; (b) that is Controlled by Abbott or any of its Affiliates as of the Effective Date and that is derived from oleanolic acid or generated using oleanolic acid (or a metabolite of oleanolic acid) as a starting material; or (c) that is invented solely by or on behalf of either Party, or jointly by or on behalf of the Parties, during the Exclusivity Period and is derived from oleanolic acid or generated using oleanolic acid (or a metabolite of oleanolic acid) as a starting material.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(ii) Section 4.2(e)(ii)(3) shall be amended to read in its entirety as follows:

“If such Development Candidate is a NextGen Targeted AIM that has been Developed under a Joint Exploratory Development Plan directly preceding such determination, then, after the Initial Studies Period:

(A) If either (x) such Development Candidate is then eligible for designation as a Product Candidate in only one Indication, or (y) such Development Candidate is then eligible for designation as a Product Candidate in more than one Indication but only one Party believes that such Development Candidate should be designated as a Development Candidate in any eligible Indication, then in either case ((x) or (y)) [***].

(B) If such Development Candidate is then eligible for designation as a Product Candidate in more than one Indication and each Party believes that such Development Candidate should be designated as a Product Candidate in a different Indication, then [***].”

(iii) Section 1.97 shall be amended to replace the reference to Section 4.2(e)(ii)(3) with a reference to Section 4.2(e)(ii)(3)(B).

(c) Abbott CoC or Reata CoC. In addition to the rights above in Sections 17.8 (a) and (b), respectively, upon (1) consummation of an Abbott CoC, and for a period of [***] months after consummation of such Abbott CoC, Reata shall have the right to effectuate the following amendments to this Agreement in its sole discretion, which amendments shall automatically become effective upon written notice given by Reata to Abbott on or before the end of such [***] month period without further action by the Parties; and (2) consummation of a Reata CoC, and for a period of [***] months after consummation of such Reata CoC, Abbott shall have the right to effectuate the following amendments to this Agreement in its sole discretion, which amendments shall automatically become effective upon written notice given by Abbott to Reata on or before the end of such [***] month period without further action by the Parties:

(i) Section 5.5(a)(i) shall be amended to add the following at the end of such Section: “In the event the Parties’ representatives on the JDC cannot agree on whether to initiate Phase IIb Clinical Studies for a particular Product Candidate, then [***].”

(ii) Section 5.5(a)(ii) shall be amended to replace the words “either Party’s” in the first sentence thereof with the words “both Parties’”.

(iii) The third sentence of Section 5.5(b)(i)(2) shall be amended to read in its entirety as follows: “If such Senior Officers cannot resolve such matter within a [***].”

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

(iv) Section 5.5(b)(vi) shall be amended to add the following at the end of the Section: “In the event the Parties’ representatives on the JDC cannot agree on whether such Product Candidate is ready to be Developed in a Phase III Clinical Study, then [***].”

(v) Section 5.5(b)(viii) shall be amended to replace the words “either (or both) Party’s” in the first sentence thereof with the words “both Parties’”.

(vi) The first sentence of Section 5.5(c)(i) shall be amended to read in its entirety as follows: “[***] (collectively, the “EOP2 Meeting”).”

(vii) The last sentence of Section 5.5(c)(ii) shall be amended to read in its entirety as follows: “If such Senior Officers cannot agree on such content within a [***]-day period, then [***].”

(viii) The last two sentences of Section 5.5(c)(iii) shall be amended to read in their entirety as follows: “If only one Party’s representatives on the JDC believe that such Product Candidate is ready for Phase III Clinical Studies, [***].”

(ix) Section 17.6(d)(i) shall be amended to read in its entirety as follows: “Any Dispute pertaining to (A) the PDE Rate for a country or region or the applicable inflation index, (B) the terms of a Co-Promotion Agreement, (C) the terms of an MSL Agreement, (D) a Phase III Plan, (E) a Phase IIb Plan, (F) the content of an EOP2 Meeting briefing package, or (G) whether a proposed amendment to a Unilateral Plan would be a Unilateral Material Amendment, in each case ((A)-(G)), shall be resolved pursuant to Section 17.6(d)(ii)

(d) Definitions. For the purposes of this Section 17.8, “Change of Control” with respect to a Party means (i) a merger or consolidation of a Party, or any Affiliate having control (as defined under Section 1.8) of such Party (each, an “Entity”), into or with any Person in a transaction or series of related transactions that results, immediately after giving effect to such transaction or series of related transactions, in more than fifty percent (50%) of the voting securities of such Entity or the surviving or resulting entity in such transaction or series of related transactions that are outstanding immediately after the consummation thereof being held by Persons other than those Persons that (individually or collectively) held such voting securities of such Entity immediately prior to the consummation thereof; or (ii) a sale or other disposition of all or substantially all of the assets or voting securities of an Entity to any Person(s) that was not, immediately prior to the time of such sale or disposition, an Affiliate of such Entity, unless, in either of clauses (i) or (ii), immediately following such merger, consolidation, sale or other disposition, at least fifty percent (50%) of the members of the board of directors or similar governing body of such Entity or other entity resulting from such transaction were members of the board of directors of the Entity at the time of the execution of the initial agreement or the action of the board of directors of the Entity providing for or approving such transaction; provided, however, that notwithstanding the foregoing, in no event shall either of (x) a sale of an Entity’s stock to underwriters of a public

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

offering of the capital stock of an Entity or (y) a Spin Off Transaction in either case ((x) or (y)) constitute a Change of Control, require any consent or notice to the other Party, or violate, constitute a breach or default of or any loss of any rights or benefits under, or result in any right of termination, payment or cancellation of, this Agreement. As used herein, “Spin Off Transaction” means any transaction involving the following: (i) the distribution by Abbott Laboratories, an Illinois corporation, or any successor thereof (“Abbott Parent”), to its shareholders of shares of a corporation (“New Company”), which New Company’s business operations comprise substantially either (A) the research (non-generic) based pharmaceutical business (the “Proprietary Pharmaceutical Business”) of Abbott Parent or (B) the business of Abbott Parent other than the Proprietary Pharmaceutical Business (the “Other Abbott Business”), and (ii) any contribution or other transfer of the shares of Abbott or any Affiliate of Abbott to New Company or any Affiliate of New Company related to or in connection therewith; provided that this Agreement is not assigned, conveyed, or otherwise transferred, by operation of law or otherwise (including a transfer of shares of Abbott to New Company) to the New Company where it comprises the Other Abbott Business and not the Proprietary Pharmaceutical Business.

17.9 Entire Agreement. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby, including the Bilateral Confidential Disclosure Agreement between Reata and Abbott Laboratories and its subsidiaries dated May 26, 2011, as amended. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. Subject to Section 17.8, no amendment, modification, release, or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

17.10 English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

17.11 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 10.6 and Article 15 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Sections or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Sections or Articles, the non-breaching Party shall be authorized and entitled to obtain from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance, and an equitable accounting of all earnings, profits, and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

Both Parties agree to waive any requirement that the other (i) post a bond or other security as a condition for obtaining any such relief, and (ii) show irreparable harm, balancing of harms, consideration of the public interest, or inadequacy of monetary damages as a remedy. Nothing in this Section 17.11 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

17.12 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

17.13 No Benefit to Third Parties. The covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

17.14 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

17.15 Relationship of the Parties. It is expressly agreed that Reata, on the one hand, and Abbott, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, or agency. Neither Reata, on the one hand, nor Abbott, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

17.16 Counterparts; Facsimile Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

17.17 References. Unless otherwise specified, (i) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement, (ii) references in any Section to any clause are references to such clause of such Section, and (iii) references to any agreement, instrument, or other document in this Agreement refer to such agreement, instrument, or other document as originally executed or, if subsequently amended, replaced, or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.

17.18 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

[Signature Page Follows]

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed this Collaboration Agreement by their duly authorized officers as of the date first written above.

REATA PHARMACEUTICALS, INC.	ABBOTT PHARMACEUTICALS PR LTD.

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Collaboration Agreement

SCHEDULES

Schedule 1.30 -	Development Candidates as of the Effective Date
Schedule 1.45 -	Existing Lead Compounds
Schedule 1.69 -	Manufacturing Costs for Product Manufactured by a Party
Schedule 2.3 -	Initial Members of the JEC
Schedule 2.4 -	Initial Members of the JRDI
Schedule 3.1 -	Discovery Research Plan
Schedule 4.3(a) -	Joint Exploratory Development Plan
Schedule 11.3(b) -	Form of Operating Profit/Loss Reconciliation Statement
Schedule 13.2(a) -	Existing Patents
Schedule 13.2(g) -	Academic Research Agreements
Schedule 15.4 -	Joint Press Release
Schedule 17.6(c) -	ADR Procedures
Schedule of Exceptions

SCHEDULE 1.30

DEVELOPMENT CANDIDATES AS OF THE EFFECTIVE DATE

1.	[***]
2.	[***]
3.	[***]
4.	[***]

Note: TX            designations are assigned in the corporate compound library of Reata. RTA numbers are assigned at approximately the time of designation as Development Candidate.

SCHEDULE 1.45

EXISTING LEAD COMPOUNDS

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

SCHEDULE 1.69

MANUFACTURING COSTS FOR PRODUCT MANUFACTURED BY A PARTY

“Manufacturing Cost” means, with respect to Product Manufactured by a Party or its Affiliate, a Party’s actual cost of Manufacturing a Product or a New Collaboration Compound, as the case may be, determined in accordance with GAAP, including the cost of Materials, Direct Labor and Benefits, and allocated Overhead (as such terms are defined below), the total expressed as Manufacturing Cost per unit of Product or New Collaboration Compound, as the case may be, Manufactured. Manufacturing Costs shall not include any site remediation or closure expenses and shall only include an amount with respect to overhead that has been prorated for the days of the year for which the Product or New Collaboration Compound, as the case may be, was Manufactured for Development or Commercialization hereunder.

For purposes of this Schedule, the terms below have the following meanings:

A. “Materials” means those items that form an integral and direct part of the Product or New Collaboration Compound, as the case may be, or are necessary for its production, as well as chemicals, intermediates, media, filters, one-way equipment, cartons, labels (if applicable), package inserts (if applicable) and shippers.

B. “Direct Labor and Benefits” means that portion of wages and related payroll taxes and employment benefits spent in the actual production of the Product or New Collaboration Compound, as the case may be, that can be identified with or charged to the Product or the New Collaboration Compound, as the case may be.

C. “Overhead” means all operating expenses incurred by and in support of all Manufacturing cost centers and quality operations. Overhead includes:

•	wages for indirect labor, related payroll taxes and employee benefits;

•	depreciation on specific assets used to Manufacture the Product or New Collaboration Compound;

•	taxes;

•	insurance;

•	rent (paid at market rates);

•	repairs and maintenance;

•	supplies, including gowning supplies;

•	utilities;

•	factory administration expenses;

•	other similar cost elements of factory overhead;

•	an allocation of general and administrative overhead and the cost of manufacturing centers and quality operations, which allocation shall be made in a manner consistent with such allocations applied to other products made in the same production center with the same technology, and consistent with past practice; and

•	an allocation of depreciation on assets being used in the same production center using the same technology, which allocation shall be made in a manner consistent with such allocations applied to other products made in the same production center with the same technology, and consistent with past practice.]

The following expenses shall not be included in Manufacturing Cost

•	idle capacity; and

•	general and administrative costs not associated with the production process

SCHEDULE 2.3

INITIAL MEMBERS OF THE JEC

Reata

[***]

[***]

Abbott

[***]

[***]

[***]

SCHEDULE 2.4

INITIAL MEMBERS OF THE JRDI

Reata

[***]

[***]

[***]

[***]

Abbott

[***]

[***]

[***]

[***]

SCHEDULE 3.1

DISCOVERY RESEARCH PLAN

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

SCHEDULE 4.3(A)

JOINT EXPLORATORY DEVELOPMENT PLAN

4.3(a)(i) The plans for characterization of the Lead Compounds and Development Candidates existing as of the Effective Date are as follows:

[***]Pre-Clinical Assessment of Lead Compounds and Development Candidates

[***][***]Title	[***]General Description	Responsible Party	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Title	General Description	Estimated Start Date	Responsible Party
[***]	[***] [***] [***] [***] [***] [***] [***] [***] [***]	[***]	[***]

[***]	[***] [***] [***] [***] [***] [***] [***] [***] [***]

[***]	[***] [***] [***] [***] [***] [***] [***]

4.3(a)(ii) The Initial Indications in which the Parties intend to conduct Indication Survey Studies are as follows: [***].

4.3(a)(iii) The general parameters of the Phase I studies and the Indication Survey Studies; including number of participants and duration of treatment are as follows:

Assumption: [***]

General Description	Patient Population	Aprx # Patients	Expected Dosing Period	Potential Start Date	Responsible Party / Comment
Phase I Studies
[***]	[***]	[***]	[***]	[***]	[***]

[***] [***] [***]	[***]	[***]	[***]	[***]	[***]

[***] [***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***] [***]	[***]	[***]	[***]	[***]	[***]

Assumption: [***]

General Description	Patient Population	Aprx # Patients	Expected Dosing Period	Potential Start Date	Responsible Party / Comment
Phase II (ISS) Studies – “Fixed Indications”
[***]	[***]	[***] [***]	[***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***] [***] [***] [***] [***]	[***]	[***]	[***]	[***]

Phase II (ISS) Studies – “Flexible” indications
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

4.3(a)(iv) The Related Indications for the Initial Indications are as follows:

Fixed Indications	Related Indications
[***]	[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

[***]	[***] [***] [***] [***]

[***]	[***] [***]

[***]	[***] [***] [***]

[***]	[***] [***] [***]

Flexible Indications	Related Indications
[***]	[***]
[***]	[***]

[***]

[***]			[***]
[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]
[***]
		[***]			[***]	[***]						[***]
		[***]			[***]	[***]						[***]
		[***]			[***]	[***]						[***]
		[***]				[***]	[***]					[***]
		[***]				[***]	[***]					[***]
		[***]					[***]					[***]
[***]
		[***]				[***]	[***]					[***]
		[***]					[***]	[***]				[***]
		[***]				[***]	[***]					[***]
		[***]				[***]	[***]	[***]	[***]			[***]
		[***]				[***]	[***]					[***]
		[***]					[***]	[***]	[***]			[***]
		[***]						[***]	[***]			[***]

	[***]				[***]	[***]	[***]	[***]	[***]			[***]

[***]
[***]
		[***]		[***]	[***]							[***]
		[***]		[***]	[***]							[***]
		[***]			[***]							[***]
		[***]		[***]	[***]							[***]
[***]
		[***]			[***]	[***]						[***]
		[***]			[***]	[***]						[***]
		[***]				[***]						[***]
		[***]				[***]	[***]					[***]

	[***]			[***]	[***]	[***]	[***]					[***]

[***]
[***]
		[***]			[***]	[***]						[***]
[***]
		[***]			[***]							[***]
[***]
		[***]		[***]	[***]	[***]	[***]					[***]
		[***]		[***]	[***]	[***]						[***]
		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
		[***]			[***]	[***]	[***]					[***]
		[***]			[***]	[***]						[***]
		[***]			[***]	[***]	[***]	[***]				[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]				[***]	[***]	[***]	[***]		[***]
[***]				[***]	[***]	[***]	[***]	[***]

SCHEDULE 11.3(B)

FORM OF OPERATING PROFIT/LOSS RECONCILIATION STATEMENT

Calculation of Operating Profit or Operating Loss Example

[***]
[***]
[***]

		[***]			[***]			[***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 13.2(A)

EXISTING PATENTS

Owned Patents:

[***]

SCHEDULE 13.2(G) ACADEMIC

RESEARCH AGREEMENTS

[***]

SCHEDULE 15.4

JOINT PRESS RELEASE

[SEE ATTACHED]

FOR IMMEDIATE RELEASE

Abbott and Reata Pharmaceuticals Announce Agreement to Develop and Commercialize Next-Generation Antioxidant Inflammation Modulators

•	Agreement Calls for 50/50 Global Profit Share for Multiple New Molecules

•	Companies Plan to Explore Broad Therapeutic Potential of AIM Class

ABBOTT PARK, Ill. and IRVING, Texas, December XX, 2011 – Abbott and Reata Pharmaceuticals today announced that they have entered into a worldwide collaboration to jointly develop and commercialize Reata’s portfolio of second-generation oral antioxidant inflammation modulators (AIMs). The agreement is in addition to the partnership between the two companies announced in September 2010 in which Reata granted to Abbott exclusive rights to develop and commercialize its lead AIM compound, bardoxolone methyl, outside of the United States, excluding certain Asian markets.

The collaboration announced today is a global agreement and includes a large number of molecules in a broad range of therapeutic areas, including pulmonary, central nervous system disorders and immunology. Abbott and Reata will equally share costs and profits for all new AIMs in all newly licensed indications except for rheumatoid arthritis and select other autoimmune diseases, in which Abbott will take 70 percent of costs and profits and Reata will take 30 percent. The deal also includes a research agreement in which the companies will work together to discover new molecules that exhibit the same pharmacology as the AIMs already in Reata’s pipeline.

Abbott will make a one-time license payment of $400 million to Reata. The companies expect the first compound in this collaboration to enter into human clinical trials in 2012.

“We are excited to work with Abbott to develop this promising class of compounds,” Reata CEO Warren Huff said. “This deal helps Reata advance new molecules into clinical development in multiple important diseases and enables our company to build a global commercial presence.”

AIMs are potent activators of the transcription factor Nrf2. Activation of Nrf2 promotes the production of a wide range of antioxidant, detoxification, and anti-inflammatory genes. Activation of Nrf2 also inhibits NF-KB, a transcription factor that regulates many pro-inflammatory enzymes. Suppression of Nrf2 and activation of NF-KB have been associated with numerous chronic diseases, including multiple sclerosis, rheumatoid arthritis, chronic kidney disease, neurodegenerative disease and COPD. Therefore, agents that activate Nrf2 and inhibit NF-KB may be beneficial in the treatment of these chronic diseases.

“This partnership allows Abbott to enhance its promising research pipeline across multiple therapeutic areas,” said John Leonard, M.D., senior vice president, pharmaceuticals, research and development, Abbott. “Accumulating data has established the potential for antioxidant inflammation modulators in neuroscience and immunology, and we look forward to expanding our knowledge through further research.”

Under an agreement reached in September 2010, Reata granted to Abbott exclusive rights to develop and commercialize its lead AIM compound, bardoxolone methyl, outside of the United States, excluding certain Asian markets. Reata retains U.S. development and commercialization rights. Reata and Abbott are currently conducting the BEACON study, a multi-national Phase 3 clinical trial of bardoxolone methyl in patients with stage 4 chronic kidney disease and type 2 diabetes.

About Reata Pharmaceuticals, Inc.

Reata Pharmaceuticals, Inc. is the leader in discovering and developing novel, oral anti- inflammatory drugs that activate Nrf2, the primary regulator of cellular antioxidant and detoxification enzymes, and suppress NFkB, the primary regulator of inflammatory genes. Reata is developing these compounds – called antioxidant inflammation modulators (AIMs) – with the goal of one day making them available to patients suffering from a broad range of diseases associated with inflammation and oxidative stress. Reata plans to build a stand-alone, fully integrated pharmaceutical company with a worldwide medical, commercial, and regulatory presence. For more information, please visit www.reatapharma.com.

About Abbott

Abbott is a global, broad-based health care company devoted to the discovery, development, manufacturing and marketing of pharmaceuticals and medical products, including nutritionals, devices and diagnostics. The company employs nearly 90,000 people and markets its products in more than 130 countries.

Reata Contacts

Matt Middleman or David Schull, matt.middleman@russopartnersllc.com, 212-845-4272; david.schull@russopartnersllc.com, 212-845-4271

Investors: Alan Roemer, aroemer@troutgroup.com, 646-378-2945

Abbott Contacts

Media: Raquel Powers (847) 935-6563

Financial: Larry Peepo (847) 935-6722

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SCHEDULE 17.6(C)

ADR PROCEDURES

Any Dispute referred to ADR under this Agreement shall be resolved as follows:

1. To begin an ADR proceeding, a Party shall provide written notice to the other Party of the Dispute to be resolved by ADR. Within [***] days after its receipt of such notice, the other Party may, by written notice to the Party initiating the arbitration, add additional issues to be resolved within the same ADR. Thereafter, no new issues can be added absent consent of the tribunal, which consent shall be granted for good cause. In assessing whether good cause exists for permitting the addition of new issues, the tribunal shall consider all relevant factors, including whether justice is served by allowing the addition of new issues, whether a Party unduly delayed in seeking to add a new issue, and whether the other Party would be unfairly prejudiced by the addition of the new issues. The ADR shall be administered by JAMS pursuant to the then-current JAMS Comprehensive Rules and Procedures, except as modified under this Schedule 17.6(c).

2. Within [***] days following the initiation of the ADR proceeding, the Parties shall select a mutually acceptable independent, impartial and conflicts-free neutral from the JAMS list of neutrals to preside in the resolution of all issues in this ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, each Party will select one independent, impartial and conflicts-free neutral (who does not need to be from the JAMS list) and, within [***] days thereafter, those two neutrals will select a third independent, impartial and conflicts-free neutral from the JAMS list of neutrals to preside as the chair of the panel of such three neutrals (such neutral(s), the “Neutral”). None of the neutrals selected may be current or former employees, officers or directors of either Party or its Affiliates. Furthermore, the following provisions shall supplement (but not replace) the provisions of the JAMS Comprehensive Rules and Procedures regarding neutrality:

(a) A person shall be deemed to have a conflict, and shall not be appointed as a Neutral absent the consent of both parties, if such person (i) has presided over an evidentiary hearing relating to, or issued a ruling on, the merits of a dispute, involving either Party; (ii) has conducted a mediation involving either Party, or (iii) has been retained to perform and has performed professional services for either Party within the last 10 years. The “merits of a dispute” are matters substantially related to the substance of the underlying claim, and do not include procedural or discovery-related matters;

(b) A person shall be deemed to have a conflict, and shall not be appointed as a Neutral absent consent of both parties, if such person previously served as a party-appointed arbitrator appointed by either Party, or by any party represented in a previous arbitration by one of the law firms representing either Party in any Dispute referred to ADR under this Agreement, if the governing rules of such arbitration did not require such arbitrator to be impartial and independent; and

(c) Neither Party nor any person acting on behalf of a Party may have any ex parte communications with any Neutral at any time before or during the proceedings. Notwithstanding JAMS Comprehensive Rules and Procedures, prohibited ex parte communications shall include, advising the candidate of the general nature of the controversy and of the anticipated proceedings and to discuss the candidate’s qualifications, availability or independence in relation to the Parties.

3. No earlier than [***]days or later than [***] days after selection, the Neutral shall hold a hearing to resolve each of the issues identified by the Parties.

4. At least [***] days prior to the hearing, each Party shall submit the following to the other Party and the Neutral:

(a) a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the Neutral;

(b) a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed ruling shall not contain any recitation of the facts or any legal arguments, and the proposed remedy shall not include any punitive damages. The proposed ruling and the proposed remedy collectively shall not exceed [***] per issue.

(d) a brief in support of such Party’s proposed rulings and remedies, provided that the brief shall not exceed [***] pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

4. Each Party shall be entitled to [***] document requests and one deposition. The Neutral can permit additional discovery, subject to the limits specified below, where such discovery is reasonably calculated to lead to admissible evidence regarding liability or damages, and with respect to a request for an additional deposition, the necessity of an additional deposition shall be determined by the Neutral based upon the reasonable need for the requested information, the availability of other discovery options and the burdensomeness of the request on the opposing Parties and the witness. For such additional discovery, in no event shall a Party be permitted more than [***] interrogatories, [***] additional document requests (resulting in [***] total document requests) or more than [***] of the opposing Party (with all depositions limited to [***] day, up to [***] hours). No corporate representative deposition shall be permitted. Within [***] days of the service of document requests, the Parties shall agree to defined search terms in order to search for responsive electronic documents as efficiently and economically as possible. If the Parties cannot agree to such search terms, the Neutral shall meet with the Parties within [***] days thereafter and, at that meeting, determine the applicable search terms. No other discovery shall be permitted in any form. All discovery must be completed [***] days before the arbitration hearing.

4. The hearing shall be conducted on no more than [***] consecutive days and shall be governed by the following rules:

(a) Each party shall be entitled to [***] hours of hearing time to present its case. The Neutral shall determine whether each Party has had the [***] hours to which it is entitled.

(b) Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents, or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the Party conducting the cross-examination.

(c) The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address therein not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

(e) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances.

(f) Affidavits prepared for purposes of the ADR hearing shall not be admissible.

(g) As to all other matters, the Neutral shall have sole discretion regarding the admissibility of any evidence.

5. Prior to the completion of the hearing, a Party may seek leave from the Neutral to modify its proposed rulings on one or more issues to be resolved. If the Neutral finds good cause for such modification, within [***] days following completion of the hearing, the Parties shall file a substitute proposed ruling on each issue for which the Neutral allows a modification, together with a request for a specific damage award or other remedy for each such issue. The proposed ruling shall not contain any recitation of the facts or any legal arguments, and the proposed remedy shall not include any punitive damages. The proposed ruling and the proposed remedy collectively shall not exceed [***] per issue.

6. Within [***] days following completion of the hearing, each Party may submit to the other Party and the Neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed [***] pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7. The Neutral shall rule on each disputed issue within [***] days following completion of the post-hearing briefing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other Party’s proposed rulings and remedies on other issues. The Neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

8. The Neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a) If the Neutral rules in favor of one Party on all disputed issues in the ADR, the losing Party shall pay 100% of such fees and expenses.

(b) If the Neutral rules in favor of one Party on some issues and the other Party on other issues, the Neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The Neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9. The rulings of the Neutral and the allocation of fees and expenses shall be binding, non- reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10. Except as provided in paragraph 9 or as required by law, the existence of the Dispute, any settlement negotiations, the ADR proceeding, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed to be Confidential Information of both Parties. The Neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11. All ADR proceedings shall be conducted in the English language and shall be conducted in New York, New York.

12. Each Party shall have the right to be represented by counsel in all aspects of any ADR proceeding.

SCHEDULE OF EXCEPTIONS

Section 13.2(a): Reata makes no representation under the second sentence of Section 13.2(a) with respect to:

[***]

Section 13.2(c) and (o): Reference is made to PCT Application [***].

IN WITNESS WHEREOF, the Parties have executed this Collaboration Agreement by their duly authorized officers as of the date first written above.

REATA PHARMACEUTICALS, INC.		ABBOTT PHARMACEUTICALS PR LTD.

By:	/s/ J. Warren Huff	By:	/s/ Thomas C. Freyman
Name:	J. Warren Huff	Name:	Thomas C. Freyman
Title:	President & CEO	Title:	Chief Financial Officer

Signature Page to Collaboration Agreement